PROSPECTUS SUPPLEMENT (to Prospectus dated October 15, 2009)	Filed Pursuant to Rule 497 Registration No. 333-148949

Fiduciary/Claymore MLP Opportunity Fund

Up to 7,716,049 Common Shares

Fiduciary/Claymore MLP Opportunity Fund (the "Fund") is a non-diversified, closed-end management investment company that commenced investment operations on December 28, 2004. The Fund's investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund has been structured to seek to provide an efficient vehicle through which Common Shareholders may invest in a portfolio of publicly traded securities of master limited partnerships ("MLPs") and MLP Affiliates (as defined in the accompanying Prospectus) (collectively with MLPs, "MLP entities"). MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund believes that as a result of the tax characterization of cash distributions made by MLPs to their investors (such as the Fund) a significant portion of the Fund's income will be tax-deferred, which will allow distributions by the Fund to Common Shareholders to include high levels of tax-deferred income. There can be no assurance that the Fund will achieve its investment objective.

The Fund has entered into a sales agreement (the "Sales Agreement") among the Fund, the Adviser and Cantor Fitzgerald & Co. ("Cantor Fitzgerald") relating to the Fund's common shares of beneficial interest, par value $0.01 per share (the "Common Shares"), offered by this Prospectus Supplement and the accompanying Prospectus. In accordance with the terms of the Sales Agreement, the Fund may offer and sell up to 7,716,049 Common Shares, from time to time, through Cantor Fitzgerald as agent for the Fund for the offer and sale of Common Shares.

Cantor Fitzgerald will be entitled to compensation up to 250 basis points of the gross proceeds of the sale of any Common Shares under the Sales Agreement, with the exact amount of such compensation to be mutually agreed upon by the Fund and Cantor Fitzgerald from time to time. In connection with the sale of the Common Shares on behalf of the Fund, Cantor Fitzgerald may be deemed to be an "underwriter" within the meaning of the 1933 Act and the compensation of Cantor Fitzgerald may be deemed to be underwriting commissions or discounts.

Sales of Common Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the Securities Act of 1933, as amended (the "1933 Act"), including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange.

The Fund's Common Shares are listed on the New York Stock Exchange ("NYSE") under the symbol "FMO." As of October 29, 2009, 2009, the last reported sale price for the Fund's Common Shares on the NYSE was $16.20 per share. The net asset value ("NAV") per share of the Fund's Common Shares as of the close of business on October 29, 2009, was $14.43.

(continued on following page)

Investing in Common Shares of the Fund involves certain risks. See "Risks" beginning on page 47 of the accompanying Prospectus. You should consider carefully these risks together with all of the other information contained in this Prospectus Supplement and the accompanying Prospectus before making a decision to purchase Common Shares.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus Supplement or the accompanying Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Cantor Fitzgerald & Co.

Prospectus Supplement dated November 6, 2009

(continued from previous page)

This Prospectus Supplement, together with the accompanying Prospectus, dated October 15, 2009, sets forth concisely the information that you should know before investing in the Fund's Common Shares. You should read this Prospectus Supplement and the accompanying Prospectus, which contain important information about the Fund, before deciding whether to invest, and you should retain them for future reference. A Statement of Additional Information, dated October 15, 2009, (the "SAI"), as supplemented from time to time, containing additional information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in its entirety into the accompanying Prospectus. This Prospectus Supplement, the accompanying Prospectus and the SAI are part of a "shelf" registration statement filed with the SEC. This Prospectus Supplement described the specific details regarding this offering, including the method of distribution. If information in this Prospectus Supplement is inconsistent with the accompanying Prospectus or the SAI, you should rely on this Prospectus Supplement. You may request a free copy of the SAI, the table of contents of which is on page 79 of the accompanying Prospectus, or request other information about the Fund (including the Fund's annual and semi-annual reports) or make shareholder inquiries by calling (888) 991-0091 or by writing the Fund, or you may obtain a copy (and other information regarding the Fund) from the SEC's web site (http://www.sec.gov). Free copies of the Fund's reports and the SAI also are available from the Fund's website at www.claymore.com/fmo.

The Fund's Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Capitalized terms used herein that are not otherwise defined shall have the meanings assigned to them in the accompanying Prospectus.

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus in making your investment decisions. The Fund has not authorized any other person to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. This Prospectus Supplement and the accompanying Prospectus do not constitute an offer to sell or solicitation of an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. The information appearing in this Prospectus Supplement and in the accompanying Prospectus is accurate only as of the dates on their covers. The Fund's business, financial condition and prospects may have changed since such dates. The Fund will advise investors of any material changes to the extent required by applicable law.

PROSPECTUS SUPPLEMENT SUMMARY

This is only a summary of information contained elsewhere in this Prospectus Supplement and the accompanying Prospectus. This summary does not contain all of the information that you should consider before investing in the Fund's Common Shares. You should carefully read the more detailed information contained in this Prospectus Supplement, the accompanying Prospectus and the Statement of Additional Information, dated October 15, 2009 (the "SAI"), especially the information set forth in the accompanying Prospectus under the headings "Investment Objective and Policies" and "Risks"

Capitalized terms used herein that are not otherwise defined shall have the meanings assigned to them in the accompanying Prospectus.

The Fund    Fiduciary/Claymore MLP Opportunity Fund (the "Fund") is a non-diversified, closed-end management investment company that commenced investment operations on December 28, 2004. The Fund's investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders.

  The Fund's common shares of beneficial interest, par value $0.01 per share, are called "Common Shares" and the holders of Common Shares are called "Common Shareholders" throughout this Prospectus Supplement and the accompanying Prospectus.

Management of the Fund    Claymore Advisors, LLC (the "Adviser") serves as the Fund's investment adviser, pursuant to an investment advisory agreement with the Fund. As compensation for its services, the Fund pays the Adviser a fee, payable monthly, in an annual amount equal to 1.00% of the Fund's average Managed Assets (from which the Adviser pays to the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average Managed Assets).

  Fiduciary Asset Management, LLC (the "Sub-Adviser") serves as the Fund's investment sub-adviser, pursuant to a sub-advisory agreement with the Fund and the Adviser, and is responsible for the management of the Fund's investment portfolio. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average Managed Assets.

Listing and Symbol    The Fund's Common Shares are listed on the New York Stock Exchange (the "NYSE") under the symbol "FMO." As of October 29, 2009, the last reported sale price for the Fund's Common Shares was $16.20. The net asset value ("NAV") per share of the Fund's Common Shares at the close of business on October 29, 2009, was $14.43.

The Offering    The Fund has entered into a sales agreement (the "Sales Agreement") with Cantor Fitzgerald & Co. ("Cantor Fitzgerald") relating to the Common Shares offered by this Prospectus Supplement and the accompanying Prospectus. In accordance with the terms of the Sales Agreement, the Fund may offer and sell up to 7,716,049 Common Shares, from time to time, through Cantor Fitzgerald as the Fund's agent for the offer and sale of the Common Shares.

  Sales of Common Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the Securities Act of 1933, as amended (the "1933 Act"), including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange. See "Plan of Distribution" in this Prospectus Supplement.

  The Common Shares may not be sold through agents, underwriters or dealers without delivery or deemed delivery of the Prospectus and this Prospectus Supplement describing the method and terms of the offering of Common Shares.

  Under the Investment Company Act of 1940, as amended, the Fund may not sell Common Shares at a price below the then current NAV per Common Share, less any distributing commission or discount.

Risks    See "Risks" and other information in the accompanying Prospectus for a discussion of factors you should consider carefully before deciding to invest in the Fund's Common Shares.

Use of Proceeds    The Fund intends to invest the net proceeds of the offering in accordance with its investment objective and policies as stated in the accompanying Prospectus. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds of the offering in accordance with its investment objective and policies within three months of the receipt of such proceeds. Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or high quality, short-term money market securities. The Fund may also use the proceeds for working capital purposes, including the payment of distributions, interest and operating expenses, although the Fund currently has no intent to use proceeds for this purpose.

SUMMARY OF FUND EXPENSES

The following table contains information about the costs and expenses that Common Shareholders will bear directly or indirectly. The table is based on the capital structure of the Fund as of May 31, 2009 (except as noted below). The purpose of the table and the example below is to help you understand the fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly.

Shareholder Transaction Expenses

Sales Load (as a percentage of offering price)	2.50	%(1)
Offering Expenses Borne by the Fund (as a percentage of offering price)	0.32	%(2)
Dividend Reinvestment Plan Fees (3)	None

Percentage of Net Assets Attributable to Common Shares (4)
Annual Expenses
Management Fees (5)	1.33%
Interest Payments on Borrowed Funds (6)	1.13%
Other Expenses (7)	0.40%
Current Income Tax Expense (8)	0.72%
Deferred Income Tax Expense (9)	0.00%
Total Annual Expenses (10)	3.58%

(1)  Represents the estimated commission with respect to the Common Shares being sold in this offering. Cantor Fitzgerald will be entitled to compensation up to 250 basis points of the gross proceeds of the sale of any Common Shares under the Sales Agreement, with the exact amount of such compensation to be mutually agreed upon by the Fund and Cantor Fitzgerald from time to time. The Fund has assumed that Cantor Fitzgerald will receive a commission of 2.50% of the gross sale price of the Common Shares sold in this offering.

(2)  Assumes the Fund sells 7,716,049 Common Shares at an offering price of $16.20 (the last reported sale price per share for the Fund's Common Shares on the NYSE as of October 29, 2009). The price per share of any sale of Common Shares may be greater or less than the price assumed herein, depending on the market price of the Common Shares at the time of any sale. There is no guaranty that there will be any sales of Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. The number of Common Shares actually sold pursuant to this Prospectus Supplement and the accompanying Prospectus may be less than as assumed herein.

(3)  Common Shareholders will pay brokerage charges if they direct the Plan Agent to sell Common Shares held in a dividend reinvestment account. See "Automatic Dividend Reinvestment Plan."

(4)  Based upon net assets applicable to Common Shares as of May 31, 2009.

(5)  The Fund pays the Adviser an annual fee, payable monthly, in an amount equal to 1.00% of the Fund's average daily Managed Assets (net assets plus any assets attributable to Financial Leverage). The fee shown above is based upon outstanding Financial Leverage of 25%. The Fund may utilize Financial Leverage of up to 33.3%. If Financial Leverage of more than 25% is used, the management fees shown would be higher.

(6)  Based upon the Fund's outstanding Borrowings as of May 31, 2009 of $93.3 million, which represented financial leverage of 27.8% of the Fund's Managed Assets as of such date, and the interest rate on the facility as of May 31, 2009, of 2.16%. The Fund has entered into a committed facility agreement with BNP Paribas Prime Brokerage, Inc., dated September 26, 2008, pursuant to which the Fund may borrow up to $120,000,000.

(7)  Other expenses are estimated based upon those incurred during the fiscal year ended November 30, 2008. Other expenses do not include income or expense/(benefit) related to realized or unrealized investment gains or losses.

(8)  Estimated based on the current income tax expense incurred for the fiscal year ended November 30, 2008.

(9)  For the fiscal year ended November 30, 2008, the Fund accrued $115,692,176 in net deferred tax benefit primarily related to net investment losses and realized and unrealized losses on investments. Deferred income tax expense/(benefit) represents an estimate of the Fund's potential tax expense/(benefit) if it were to recognize the unrealized appreciation/depreciation of portfolio assets that occurred during the fiscal year ended November 30, 2008, based on the market value and basis of the Fund's assets as of November 30, 2008. Deferred income tax expense/(benefit) is dependent upon the Fund's net investment gains/losses and realized and unrealized gains/losses on investments and such expenses may vary greatly from year to year depending on the nature of the Fund's investments, the performance of those investments and general market conditions. Therefore, deferred income tax expense/(benefit) cannot be reliably predicted from year to year. Actual income tax expense (if any) will be incurred over many years, depending on if and when investment gains/losses are realized, the then-current basis of the Fund's assets, the level of net loss carry-forwards and other factors. The Fund's deferred income tax expense/(benefit) for the current fiscal year or any future fiscal year may vary greatly from the deferred income tax expense/(benefit) estimated based on the fiscal year ended November 30, 2008. The Fund's deferred income tax expense/(benefit) as a percentage of net assets attributable to Common Shares by fiscal year, from inception through November 30, 2008, has been as follows:

Deferred Income Tax Expense/(Benefit)
Period December 28, 2004 (commencement of operations) through November 30, 2005	5.52%
Year ended November 30, 2006	11.91%
Year ended November 30, 2007	5.81%
Year ended November 30, 2008	(52.31)%

(10)  The table presented in this footnote presents the Fund's annual operating expenses as a percentage of net assets attributable to Common Shares excluding Current Income Tax Expense and Deferred Income Tax Expense/(Benefit).

Percentage of Net Assets Attributable to Common Shares
Annual Expenses
Management Fees (5)	1.33%
Interest Payments on Borrowed Funds (6)	1.13%
Other Expenses (7)	0.40%
Total Annual Expenses (Excluding Current Income Tax Expense and Deferred Income Tax Expense/(Benefit))	2.86%

Example

As required by relevant Securities and Exchange Commission regulations, the following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares, assuming (1) "Total annual expenses" of 3.58% of net assets attributable to Common Shares, (2) the Sales Load of $25 and estimated offering costs of $3.20 and (3) a 5% annual return*:

	Cumulative Expenses Paid for the Period of:
	1 Year	3 Years	5 Years	10 Years
Total Expenses paid by Common Shareholders	$63	$135	$208	$402

*  The example should not be considered a representation of future expenses or returns. Actual expenses may be higher or lower than those assumed. Moreover, the Fund's actual rate of return may be higher or lower than the hypothetical 5% return shown in the example. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value.

CAPITALIZATION

The Fund may offer and sell up to 7,716,049 Common Shares, from time to time, through Cantor Fitzgerald as the Fund's agent for the offer and sale of Common Shares under this Prospectus Supplement and the accompanying Prospectus. The table below assumes the sale of 7,716,049 Common Shares, at a price of $16.20 per share (the last reported sale price for the Fund's Common Shares on the NYSE as of October 29, 2009). The price per share of any sale of Common Shares may be greater or less than the price assumed herein, depending on the market price of the Common Shares at the time of any sale. There is no guaranty that there will be any sales of Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. The number of Common Shares actually sold pursuant to this Prospectus Supplement and the accompanying Prospectus may be less than as assumed herein. To the extent that the market price per share of the Fund's Common Shares is less than the then current NAV per Common Share, exclusive of any distributing commission or discount, on any given day, the Fund will instruct Cantor Fitzgerald not to make any sales on such day.

The following table sets forth the Fund's capitalization at May 31, 2009:

(i)  on a historical basis; and

(ii)  on a pro forma as adjusted basis to reflect the assumed sale of 7,716,049 of Common Shares at a price of $16.20 per share (the last reported sale price for the Fund's Common Shares on the NYSE as of October 29, 2009), in an offering under this Prospectus Supplement and the accompanying Prospectus less the assumed underwriting discount of $3,125,000 (representing an estimated commission paid to Cantor Fitzgerald of 2.50% of the gross proceeds of the sale of Common Shares effected by Cantor Fitzgerald in this offering) and estimated offering expenses payable by the Fund of $400,000.

	Actual (unaudited)	As Adjusted (unaudited)
Short-Term Debt:
Borrowings	$93,262,708	$93,262,708
Common Shareholder's Equity:
Common shares of beneficial interest, par value $0.01 per share; unlimited shares authorized, 18,425,753 shares issued and outstanding (actual) and 26,141,802 shares issued outstanding (as adjusted)	184,258	261,418
Additional paid-in capital	247,405,018	368,802,858
Net unrealized appreciation on investments, net of tax	13,192,116	13,192,116
Accumulated net realized gain on investments, net of tax	6,595,854	6,595,854
Accumulated net investment loss, net of tax	(25,221,118)	(25,221,118)
Net assets	242,156,128	363,631,128

USE OF PROCEEDS

Sales of Common Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the 1933 Act, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange. Assuming the sale of all Common Shares offered under this Prospectus Supplement and the accompanying Prospectus, at the last reported sale price of $16.20 per share on the NYSE as of October 29, 2009, the net proceeds to the Fund of this offering will be approximately $121,475,000 after deducting the estimated underwriting discount and estimated offering expenses. There is no guaranty that there will be any sales of Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. The number of Common Shares, if any, actually sold under this Prospectus Supplement and the accompanying Prospectus may be less than as set forth in this paragraph. In addition, the price per share of any such sale may be greater or less $16.20, depending on the market price of the Fund's Common Shares at the time of any such sale. As a result, the actual net proceeds received by the Fund may be more or less than the amount of net proceeds estimated in this paragraph.

The Fund intends to invest the net proceeds of the offering in accordance with its investment objective and policies as stated in the accompanying Prospectus. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds of the offering in accordance with its investment objective and policies within three months of the receipt of such proceeds. Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or high quality, short-term money market securities. The Fund may also use the proceeds for working capital purposes, including the payment of distributions, interest and operating expenses, although the Fund currently has no intent to use proceeds for this purpose.

PLAN OF DISTRIBUTION

Under the Sales Agreement among the Fund, the Adviser and Cantor Fitzgerald, upon written instructions from the Fund, Cantor Fitzgerald will use its commercially reasonable efforts consistent with its sales and trading practices, to solicit offers to purchase the Common Shares under the terms and subject to the conditions set forth in the Sales Agreement. Cantor Fitzgerald's solicitation will continue until the Fund instructs Cantor Fitzgerald to suspend the solicitations and offers. The Fund will instruct Cantor Fitzgerald as to the amount of Common Shares to be sold by Cantor Fitzgerald. The Fund may instruct Cantor Fitzgerald not to sell Common Shares if the sales cannot be effected at or above the price designated by the Fund in any instruction. The Fund or Cantor Fitzgerald may suspend the offering of Common Shares upon proper notice and subject to other conditions.

Cantor Fitzgerald will provide written confirmation to the Fund not later than the opening of the trading day on the NYSE following any trading day on which Common Shares are sold under the Sales Agreement. Each confirmation will include the number of Common Shares sold on the preceding day, the net proceeds to the Fund and the compensation payable by the Fund to Cantor Fitzgerald in connection with the sales.

The Fund will pay Cantor Fitzgerald commissions for its services in acting as agent for the sale of Common Shares. Cantor Fitzgerald will be entitled to compensation up to 250 basis points of the gross proceeds of the sale of any Common Shares under the sales agreement, with the exact amount of such compensation to be mutually agreed upon by the Fund and Cantor Fitzgerald from time to time. There is no guaranty that there will be any sales of Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus.

Settlement for sales of Common Shares will occur on the third trading day following the date on which such sales are made, or on some other date that is agreed upon by the Fund and Cantor Fitzgerald in connection with a particular transaction, in return for payment of the net proceeds to the Fund. There is no arrangement for funds to be deposited in escrow, trust or similar arrangement.

In connection with the sale of Common Shares on behalf of the Fund, Cantor Fitzgerald may be deemed to be an "underwriter" within the meaning of the 1933 Act, and the compensation of Cantor Fitzgerald may be deemed to be underwriting commissions or discounts. The Fund has agreed to provide indemnification and contribution to Cantor Fitzgerald against certain civil liabilities, including liabilities under the 1933 Act. The Fund also agreed to reimburse Cantor Fitzgerald for other specified expenses.

The offering of Common Shares pursuant to the Sales Agreement will terminate upon the earlier of (1) the sale of all Common Shares subject to the Sales Agreement or (2) the termination of the Sales Agreement. The Sales Agreement may be terminated by the Fund in its sole discretion at any time by giving 20 days' notice to Cantor Fitzgerald. The Sales Agreement may be terminated by the Adviser in its sole discretion in the event the Adviser ceases to act as investment adviser to the Fund. In addition, Cantor Fitzgerald may terminate the Sales Agreement under the circumstances specified in the Sales Agreement and in its sole discretion at any time following a period of 30 days from the date of the Sales Agreement by giving 20 days' notice to the Fund.

Under the 1940 Act, the Fund may not sell Common Shares at a price below the then current NAV per Common Share, less any distributing commission or discount. To the extent that the market price per share of the Fund's Common Shares is less than the then current NAV per Common Share, exclusive of any distributing commission or discount, on any given day, the Fund will instruct Cantor Fitzgerald not to make any sales on such day.

The principal business address of Cantor Fitzgerald is 499 Park Avenue, New York, New York 10022.

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois ("Skadden"), as special counsel to the Fund in connection with the offering of Common Shares. Certain legal matters will be passed on by Morgan, Lewis & Bockius LLP, Washington, DC as special counsel to Cantor Fitzgerald in connection with the offering of Common Shares.

ADDITIONAL INFORMATION

This Prospectus Supplement and the accompanying Prospectus constitute part of a Registration Statement filed by the Fund with the SEC under the 1933 Act and the 1940 Act. This Prospectus Supplement and the accompanying Prospectus omit certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC's web site (http://www.sec.gov).

BASE PROSPECTUS

$125,000,000

Fiduciary/Claymore MLP Opportunity Fund

Common Shares

Investment Objective. Fiduciary/Claymore MLP Opportunity Fund (the "Fund") is a non-diversified, closed-end management investment company that commenced investment operations on December 28, 2004. The Fund's investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund has been structured to seek to provide an efficient vehicle through which Common Shareholders may invest in a portfolio of publicly traded securities of master limited partnerships ("MLPs") and MLP Affiliates (as defined in this Prospectus) (collectively with MLPs, "MLP entities"). MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund believes that as a result of the tax characterization of cash distributions made by MLPs to their investors (such as the Fund) a significant portion of the Fund's income will be tax-deferred, which will allow distributions by the Fund to Common Shareholders to include high levels of tax-deferred income. There can be no assurance that the Fund will achieve its investment objective.

Investment Parameters. Under normal market conditions, the Fund invests at least 80% of its Managed Assets (as defined in this Prospectus) in MLP entities and invests at least 65% of its Managed Assets in equity securities of MLP entities. A substantial portion of the MLP entities in which the Fund invests are engaged primarily in the energy, natural resources and real estate sectors of the economy. The Fund may invest up to 40% of its Managed Assets in unregistered or otherwise restricted securities, including up to 20% of its Managed Assets in securities issued by non-public companies. The Fund may invest a total of up to 25% of its Managed Assets in debt securities of MLP entities and non-MLP entity issuers, including securities rated below investment grade. The Fund may also invest in common stock of large capitalization companies, including companies engaged primarily in such sectors. To seek to generate current gains, the Fund may employ an option strategy of writing (selling) covered call options on common stocks held in the Fund's portfolio.

Adviser and Sub-Adviser. The Fund's investment adviser is Claymore Advisors, LLC (the "Adviser"). Fiduciary Asset Management, LLC ("FAMCO" or the "Sub-Adviser") serves as the Fund's sub-adviser and is responsible for the management of the Fund's portfolio of securities.

Offering. The Fund may offer, from time to time, up to $125,000,000 aggregate initial offering price of common shares of beneficial interest, par value $0.01 per share ("Common Shares"), in one or more offerings. The Fund may offer Common Shares in amounts, at prices and on terms set forth in one or more supplements to this Prospectus (each a "Prospectus Supplement"). You should read this Prospectus and any related Prospectus Supplement carefully before you decide to invest in the Common Shares.

The Fund may offer Common Shares (1) directly to one or more purchasers, (2) through agents that the Fund may designate from time to time or (3) to or through underwriters or dealers. The Prospectus Supplement relating to a particular offering of Common Shares will identify any agents or underwriters involved in the sale of Common Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and agents or underwriters or among underwriters or the basis upon which such amount may be calculated. The Fund may not sell Common Shares through agents, underwriters or dealers without delivery of a Prospectus Supplement. See "Plan of Distribution."

(continued on following page)

Investing in the Fund's Common Shares involves certain risks that are described in the "Risks" section beginning on page 46 of this Prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus dated October 15, 2009

(continued from previous page)

Common Shares. The Fund's currently outstanding Common Shares are, and the Common Shares offered in this Prospectus will be, listed on the New York Stock Exchange (the "NYSE") under the symbol "FMO". The net asset value of the Common Shares at the close of business on October 8, 2009 was $14.52 per share, and the last sale price of the Common Shares on the NYSE on such date was $16.90. See "Market and Net Asset Value Information."

Financial Leverage. The Fund may seek to enhance the level of its current distributions by the use of financial leverage through the issuance of preferred shares ("Preferred Shares"), through borrowing or the issuance of commercial paper or other forms of debt ("Borrowings") or through a combination of Preferred Shares and Borrowings (collectively "Financial Leverage"). The Fund has entered into a committed facility agreement with BNP Paribas Prime Brokerage, Inc. pursuant to which the Fund may borrow up to $120 million. On May 31, 2009, outstanding Borrowings under the committed facility agreement were of $93.3 million, which represented 27.8% of the Fund's total assets as of such date. See "Use of Financial Leverage."

Tax Status. Because of the Fund's concentration in MLP investments, the Fund is not eligible to be treated as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Instead, the Fund is treated as a regular corporation for U.S. federal income tax purposes and, as a result, unlike most investment companies, is subject to corporate income tax to the extent the Fund recognizes taxable income. The Fund believes that as a result of the tax characterization of cash distributions made by MLPs in which the Fund invests, a significant portion of the Fund's income will be tax-deferred, which will allow distributions by the Fund to Common Shareholders to include high levels of tax-deferred income. However, there can be no assurance in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to Common Shareholders.

You should read this Prospectus, which contains important information about the Fund, together with any Prospectus Supplement, before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated October 15, 2009, (the "SAI") containing additional information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 79 of this Prospectus, or request other information about the Fund (including the Fund's annual and semi-annual reports) or make shareholder inquiries by calling (888) 991-0091 or by writing the Fund, or you may obtain a copy (and other information regarding the Fund) from the SEC's web site (http://www.sec.gov). Free copies of the Fund's reports and the SAI also are available from the Fund's website at www.claymore.com/fmo.

The Fund's Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PROSPECTUS SUMMARY

This is only a summary of information contained elsewhere in this Prospectus. This summary does not contain all of the information that you should consider before investing in the Fund's Common Shares. You should carefully read the more detailed information contained in this Prospectus, any related Prospectus Supplement and the Statement of Additional Information, dated October 15, 2009 (the "SAI"), especially the information set forth under the headings "Investment Objective and Policies" and "Risks."

The Fund    Fiduciary/Claymore MLP Opportunity Fund (the "Fund") is a non-diversified, closed-end management investment company that commenced investment operations on December 28, 2004. The Fund's investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund's investment adviser is Claymore Advisors, LLC (the "Adviser"). Fiduciary Asset Management, LLC ("FAMCO" or the "Sub-Adviser") serves as the Fund's sub-adviser and is responsible for the management of the Fund's portfolio of securities. The Fund's common shares of beneficial interest, par value $0.01 per share, are called "Common Shares" and the holders of Common Shares are called "Common Shareholders" throughout this Prospectus.

The Offering    The Fund may offer, from time to time, up to $125,000,000 aggregate initial offering price of Common Shares, on terms to be determined at the time of the offering. The Fund will offer Common Shares at prices and on terms to be set forth in one or more supplements to this Prospectus (each a "Prospectus Supplement").

  The Fund may offer Common Shares (1) directly to one or more purchasers, (2) through agents that the Fund may designate from time to time, or (3) to or through underwriters or dealers. The Prospectus Supplement relating to a particular offering will identify any agents or underwriters involved in the sale of Common Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and agents or underwriters or among underwriters or the basis upon which such amount may be calculated. The Fund may not sell Common Shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the offering of Common Shares. See "Plan of Distribution."

Use of Proceeds    Unless otherwise specified in a Prospectus Supplement, the Fund intends to invest the net proceeds of an offering of Common Shares in accordance with its investment objective and policies as stated herein. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds of an offering of Common Shares in accordance with its investment objective and policies within three months after the completion of any such offering. Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or high quality, short-term money market securities. The Fund may also use the proceeds for working capital purposes, including the payment of distributions, interest and operating expenses, although the Fund currently has no intent to issue Common Shares primarily for these purposes.

Investment Objective and
Policies    The Fund's investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The "total return" sought by the Fund includes appreciation in the net asset value of the Fund's Common Shares and all distributions made by the Fund to its Common Shareholders, regardless of the tax characterization of such distributions. There can be no assurance that the Fund will achieve its investment objective.

  The Fund has been structured to seek to provide an efficient vehicle through which Common Shareholders may invest in a portfolio of publicly traded securities of master limited partnerships ("MLPs") and MLP Affiliates (as defined below) (collectively with MLPs, "MLP entities"). MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund believes that as a result of the tax characterization of cash distributions made by MLPs to their investors (such as the Fund) a significant portion of the Fund's income will be tax-deferred, which will allow distributions by the Fund to Common Shareholders to include high levels of tax-deferred income. However, there can be no assurance in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to Common Shareholders.

Portfolio Investment
Parameters    Under normal market conditions, the Fund invests at least 80% of its Managed Assets (as defined below) in MLP entities, and invests at least 65% of its Managed Assets in equity securities of MLP entities. "Managed Assets" of the Fund means the total assets of the Fund, including the assets attributable to the proceeds from any financial leverage, minus liabilities, other than liabilities related to any financial leverage. "MLP Affiliates" includes affiliates of MLPs that own primarily general partner interests or, in some cases, subordinated units, registered or unregistered common units, or other limited partner units in an MLP. "Equity securities" of MLP entities include MLP common units, MLP subordinated units, MLP general partner interests, MLP preferred units and equity securities of MLP Affiliates, including I-Shares. The market capitalization of equity securities of particular MLP entities currently ranges from approximately $50 million to $13 billion. However, the Fund may invest in equity securities of MLP entities without regard for their market capitalization. A substantial portion of the MLP entities in which the Fund invests are engaged primarily in the energy, natural resources and real estate sectors of the economy. For as long as the word "MLP" is in the name of the Fund, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in MLP entities.

  The Fund may also invest in common stocks of large capitalization companies, including companies engaged in the energy, natural resources and real estate sectors. To seek to generate current gains, the Fund may employ an option strategy of writing (selling) covered call options on common stocks held in the Fund's portfolio.

  The Fund may invest up to 40% of its Managed Assets in unregistered or otherwise restricted securities, which may consist of equity securities of MLP entities and other securities of public and non-public companies, provided that the Fund will not invest more than 20% of its Managed Assets in restricted securities issued by non-public companies.

  The Fund may invest a total of up to 25% of its Managed Assets in debt securities of MLP entities and other issuers, including debt securities rated below investment grade (that is, rated Ba or lower by Moody's Investors Service, Inc. ("Moody's"), BB or lower by Standard & Poor's Ratings Group ("S&P"), comparably rated by another statistical rating organization, or, if unrated, as determined by the Sub-Adviser to be of comparable credit quality). The Fund will typically purchase below investment grade securities which, at the time of acquisition, are rated at least B3 by Moody's, B- by S&P, comparably rated by another statistical rating organization, or, if unrated, determined by the Sub-Adviser to be of comparable credit quality. The Fund may invest in debt securities without regard for their maturity.

  The Fund may invest up to 20% of its Managed Assets in equity securities of issuers other than MLP entities.

The Fund's Investments    Master Limited Partnerships. An MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and whose partnership interests or "units" are traded on securities exchanges like shares of corporate stock. To qualify as an MLP for U.S. federal income tax purposes, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners. The general partner manages the partnership, has an ownership stake in the partnership and is eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership and receive cash distributions. Currently, most MLPs operate in the energy, natural resources or real estate sectors. Due to their partnership structure, MLPs generally do not pay income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e. corporate level tax and tax on corporate dividends).

  MLP Equity Securities. Equity securities issued by MLPs currently consist of common units, subordinated units and preferred units.

  MLP Common Units. MLP common units are typically listed and traded on national securities exchanges, including the New York Stock Exchange (the "NYSE"), the American Stock Exchange (the "AMEX") and the NASDAQ Stock Market (the "NASDAQ"). The Fund will typically purchase MLP common units through open market transactions, but may also acquire MLP common units through direct placements. Holders of MLP common units have limited control and voting rights. Holders of MLP common units are entitled to receive minimum quarterly distributions, including arrearage rights, from the MLP. Minimum quarterly distributions to holders of common units must be satisfied before any distributions may be paid to subordinated unit holders or incentive distributions may be paid to the general partner.

  MLP Subordinated Units. MLP subordinated units are not typically listed on an exchange or publicly traded. The Fund will typically purchase MLP subordinated units through negotiated transactions directly with affiliates of MLPs and institutional holders of such units or will purchase newly-issued subordinated units directly from MLPs. Holders of MLP subordinated units are entitled to receive minimum quarterly distributions after payments to holders of common units have been satisfied and prior to incentive distributions to the general partner. MLP subordinated units do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the MLP of specified financial goals.

  MLP Preferred Units. MLP preferred units are typically not listed on an exchange or publicly traded. The Fund will typically purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

  I-Shares. I-Shares represent an ownership interest issued by an MLP Affiliate. The MLP Affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect interest in MLP limited partnership interest. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE or the AMEX.

  General Partner Interests. General partner interests of MLPs are typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. A holder of general partner interests can be liable in certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests often confer direct board participation rights in, and in many cases control over, the operations of the MLP. General partner interests are not publicly traded, but may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of an MLP's aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically receive incentive distribution rights, which provide them with a larger proportionate share of the aggregate MLP cash distributions as the distributions increase. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unit holders choose to remove the general partner, typically with a supermajority vote by limited partner unit holders.

  Equity Securities of MLP Affiliates and Other Equity Securities. The Fund may invest in (i) equity securities issued by MLP Affiliates, including the general partners of MLPs, and (ii) equity securities of issuers other than MLP entities, including common stocks of issuers engaged primarily in the energy, natural resources and real estate sectors. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. The Fund intends to purchase equity securities through market transactions, but may also acquire equity securities through direct placements.

  Restricted Securities. The Fund may invest up to 40% of its Managed Assets in unregistered or otherwise restricted securities. "Restricted securities" are securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on resale. The Fund will typically acquire restricted securities in directly negotiated transactions.

  In connection with its investments in restricted securities generally, the Fund may invest up to 20% of its Managed Assets in restricted securities issued by non-public companies. In some instances, such an investment may be made with the expectation that the assets of such non-public company will be contributed to a newly-formed MLP entity or sold to or merged with an existing MLP entity in the future.

  Debt Securities. The Fund may invest a total of up to 25% of its Managed Assets in debt securities of MLP entities and other issuers, including debt securities rated below investment grade (that is, rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another statistical rating organization, or, if unrated, as determined by the Sub-Adviser to be of comparable credit quality). The Fund will typically purchase below investment grade securities which, at the time of acquisition, are rated at least B3 by Moody's, B- by S&P, comparably rated by another statistical rating organization, or, if unrated, determined by the Sub-Adviser to be of comparable credit quality.

  Royalty Trusts. The Fund may invest up to 15% of its Managed Assets in royalty trusts. Royalty trusts are publicly traded investment vehicles that gather income on royalties and pay out almost all cash flows to shareholders as distributions. Royalty trusts typically have no physical operations and no management or employees. Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber. Royalty trusts are, in some respects, similar to certain MLPs and include risks similar to those MLPs.

  Energy Sector Investments. Many MLP entities operate within the energy sector. Therefore, a substantial portion of the MLP entities in which the Fund may invest are engaged primarily in the energy sector of the economy. Energy sector MLP entities in which the Fund may invest engage in transporting, processing, storing, distributing or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal, or exploring, developing, managing or producing such commodities or products.

  Other Sector Investments. The Fund may invest in MLP entities in the natural resources and real estate sectors and may invest in MLP entities operating in any other sector of the economy. MLP entities and other companies operating in the natural resources sector include companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies. MLP entities and other companies operating in the real estate sector include companies which may develop land, own or manage residential, commercial and undeveloped properties, own mortgage securities and provide financing to owners and developers of multi-family housing or other real estate or building ventures.

  Covered Call Option Strategy. The Fund may employ an option strategy of writing (selling) covered call options on a portion of the securities, including common stocks and MLP common units, in the Fund's portfolio to seek to augment its income and gains by generating option premiums while possibly offsetting a portion of a market decline in the underlying security. Call options are contracts representing the right to purchase a security at a specified price (the "strike price") at or before (depending on the type of option) a specified future date (the "expiration date"). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying security and the strike price, as well as the time remaining until the expiration date. The Fund may "sell" or "write" options on securities held in the Fund's portfolio. It may not sell "naked" call options, i.e. options representing more shares of the security than are held in the portfolio. The Fund anticipates that it may employ its option strategy on a consistent and on-going basis, although it expects that the Fund may pursue such strategy to a greater extent during the period in which the Fund is investing the proceeds from this offering in securities of MLP entities.

  Foreign Securities. The Fund may invest up to 25% of its Managed Assets in U.S. dollar-denominated securities of foreign issuers. Such investments in securities of foreign issuers may include investments in American Depositary Receipts, or "ADRs." ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market in the United States or elsewhere.

  Diversification. The Fund may invest up to 15% of its Managed Assets, at the time of purchase, in securities of any single issuer.

  Strategic Transactions. The Fund may, but is not required to, use various strategic transactions in futures, options and other derivatives contracts (other than the covered call option strategy described above) for purposes such as to seek to earn income, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted under modern portfolio management practices and are regularly used by many investment companies and other institutional investors.

Use of Financial Leverage    The Fund may seek to enhance the level of the Fund's current distributions through the use of financial leverage. The Fund may leverage through the issuance of preferred shares ("Preferred Shares''). The Fund may also borrow or issue debt securities ("Borrowings,'' and collectively with the Preferred Shares, "Financial Leverage''). The amounts of the Fund's Financial Leverage outstanding may vary over time and such amounts will be reported in the Fund's audited and unaudited financial statements contained in the Fund's annual and semi-annual reports to shareholders. The Fund has entered into a committed facility agreement with BNP Paribas Prime Brokerage, Inc., pursuant to which the Fund may borrow up to $120 million. On May 31, 2009, outstanding Borrowings under the committed facility agreement were $93.3 million, which represented 27.8% of the Fund's total assets as of such date. The issuance of additional Common Shares would enable the Fund to increase the amount of Financial Leverage while maintaining the percentage of the Fund's Managed Assets attributable to Financial Leverage. The Fund may utilize Financial Leverage up to the limits imposed by the 1940 Act. The Fund may also borrow in excess of such limit for temporary purposes such as the settlement of transactions. So long as the net rate of return on the Fund's investments purchased with the proceeds of Financial Leverage exceeds the cost of such Financial Leverage, such excess amounts will be available to pay higher distributions to holders of the Fund's Common Shares. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed. See "Use of Financial Leverage'' and "Risks—Financial Leverage Risk.'' As used in this Prospectus, the term "Managed Assets" includes any assets attributable to the proceeds of Financial Leverage.

Advantages over Direct Investment in MLP Entities    The Fund has been structured to seek to provide an efficient vehicle through which the Fund's shareholders may invest in a portfolio of publicly traded securities of MLP entities. An investment in the Fund offers investors several advantages as compared to direct investments in MLP entities, including the following:

  •  The Fund allows shareholders to invest, through a single investment vehicle, in a portfolio that includes a number of MLP entities.

  •  The Fund may purchase securities of MLP entities through direct placements. Purchasing restricted or unrestricted securities of MLP entities through direct placements may offer the potential for increased returns as compared to purchasing securities of MLP entities through open market transactions. Such opportunities, however, are typically available only to institutional investors, such as the Fund.

  •  Common Shareholders will receive a single IRS Form 1099. Direct investors in MLPs receive an IRS Schedule K-1 from each MLP in which they are invested.

  •  An investment in the Fund will not cause a shareholder to be required to file state income tax returns in any state in which such investor is not otherwise required to file a tax return. Direct investors in an MLP are considered limited partners of the MLP and may be required to file state income tax returns in each state in which the MLP operates.

  •  Common Shareholders are not limited by the passive activity loss rules in their ability to use any losses resulting from their purchase and sale of Common Shares to offset other gains. The passive activity loss rules limit the ability of direct investors in MLPs to use their allocable share of any losses generated by an MLP.

  •  For Common Shareholders who are tax-exempt investors, including employee benefit plans and IRA accounts, distributions received from the Fund, will generally not be treated as unrelated business taxable income ("UBTI") unless such investor's Common Shares are debt-financed. Income received by tax-exempt investors directly from MLPs is generally treated as UBTI.

  •  Subject to certain holding period and other requirements, distributions by the Fund that are taxable as dividends (i.e., distributions out of the Fund's current or accumulated earnings and profits) will be eligible for the dividends received deduction in the case of corporate shareholders and, in the case of dividends paid in taxable years beginning on or before December 31, 2010, will be treated as "qualified dividend income" for shareholders taxed as individuals.

  Common Shareholders will bear the Fund's operating costs, including management fees, custody and administration charges, and the costs of operating as an investment company.

Tax Considerations    The Fund is treated as a regular corporation, or "C" corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). Because of the Fund's concentration in MLP investments, the Fund is not eligible to elect to be treated as a regulated investment company under the Code.

  The types of MLPs in which the Fund intends to invest historically have made cash distributions to their limited partners in excess of the amount of their taxable income allocable to their limited partners. This is the result of a variety of factors, including significant non-cash deductions, including accelerated depreciation. The portion, if any, of the cash distributions received by the Fund with respect to its investment in the equity securities of an MLP that exceeds the Fund's allocable share of the MLP's net taxable income will not be treated as taxable income to Fund, but rather will be treated as a return of capital to the extent of the Fund's basis in such MLP equity securities.

  The Fund expects to pay cash distributions to its shareholders in excess of the Fund's taxable income. Distributions by the Fund of cash or property in respect of the Common Shares will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund's current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Subject to certain holding period and other requirements, any such dividend will be eligible (i) to be treated as "qualified dividend income" in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. The favorable U.S. federal tax treatment of certain ordinary income dividends as "qualified dividend income" is set to expire for tax years beginning on or after January 1, 2011, unless further Congressional action is taken. If the Fund's distributions exceed the Fund's current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the shareholder's tax basis in the Common Shares (thus reducing a shareholder's adjusted tax basis in his, her or its Common Shares), and thereafter as capital gain assuming the Common Shares are held as a capital asset. The Fund expects that a significant portion of its distributions on its Common Shares will constitute a tax-deferred return of capital. Upon the sale of Common Shares, a shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted tax basis in the Common Shares sold. See "U.S. Federal Income Tax Considerations."

Distributions    The Fund intends to pay substantially all of its net investment income to Common Shareholders through quarterly distributions. Net investment income of the Fund will consist of cash and paid-in-kind distributions from MLP entities, dividends from common stocks, interest from debt securities, gains from option writing and income from other investments of the Fund; less operating expenses, taxes on the Fund's taxable income and realized gains and the costs of any Financial Leverage utilized by the Fund. The Fund anticipates that, due to the tax characterization of cash distributions made by MLPs in which the Fund invests, a significant portion of the Fund's distributions to Common Shareholders will consist of tax-deferred return of capital.

  If you will be holding the Common Shares in your own name or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect to receive cash, all dividends and distributions that are declared by the Fund will be automatically reinvested in additional Common Shares of the Fund pursuant to the Plan. If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described herein. Consult your financial adviser for more information. See "Automatic Dividend Reinvestment Plan."

Management of the Fund    Claymore Advisors, LLC serves as the Fund's investment adviser, pursuant to an investment advisory agreement with the Fund. As compensation for its services, the Fund pays the Adviser a fee, payable monthly, in an annual amount equal to 1.00% of the Fund's average Managed Assets (from which the Adviser pays to the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average Managed Assets).

  Fiduciary Asset Management, LLC serves as the Fund's investment sub-adviser, pursuant to a sub-advisory agreement with the Fund and the Adviser. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average Managed Assets.

Listing and Symbol    The Common Shares of the Fund are listed on the NYSE under the symbol "FMO."

Special Risk Considerations    Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. An investment in the Common Shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of those securities may fluctuate, sometimes rapidly and unpredictably. The value of the securities owned by the Fund will affect the value of the Common Shares. At any point in time, your Common Shares may be worth less than your original investment, including the reinvestment of Fund dividends and distributions.

  Risks of Investing in MLP Units. An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example a conflict may arise as a result of incentive distribution payments.

  Tax Risks of Investing in Equity Securities of MLPs. Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner of a partnership, in computing its U.S. federal income tax liability, will include its allocable share of the partnership's income, gains, losses, deductions and expenses. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a substantial decline in the value of the Common Shares.

  To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund's allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Historically, MLPs have been able to offset a significant portion of their income with tax deductions. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP's tax deductions is essentially treated as tax-deferred return of capital. However, any such deferred tax will be reflected in the Fund's adjusted basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes on the sale of any such equity securities. In addition, the Fund will incur a current income tax liability on the portion of a distribution from the MLP that is not offset by the MLP's tax deductions. The percentage of an MLP's distributions that is offset by the MLP's tax deductions will fluctuate over time. For example, new acquisitions by MLPs generate accelerated depreciation and other tax deductions, and therefore a decline in acquisition activity by the MLPs owned by the Fund could increase the Fund's current tax liability. If the percentage of the distributions received by the Fund that is offset by tax deductions declines, or the Fund's portfolio turnover increases, the portion of the distributions paid by the Fund that is treated as tax-deferred return of capital and/or capital gain, as the case may be, would be reduced and the portion treated as taxable dividend income would be increased. This generally would result in lower after-tax distributions to shareholders.

  Changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLP entities in which the Fund invests.

  Affiliated Party Risk. Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. Were their parent or sponsor entities to fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.

  Equity Securities Risk. A substantial percentage of the Fund's assets will be invested in equity securities, including MLP common units, MLP subordinated units, MLP preferred units, equity securities of MLP Affiliates, including I-Shares, and common stocks of other issuers. Equity risk is the risk that MLP units or other equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, MLP units or other equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

  MLP subordinated units typically are convertible to MLP common units at a one-to-one ratio. The price of MLP subordinated units is typically tied to the price of the corresponding MLP common unit, less a discount. The size of the discount depends upon a variety of factors, including the likelihood of conversion, the length of time remaining until conversion and the size of the block of subordinated units being purchased or sold.

  I-Shares represent an indirect investment in MLP I-units. Prices and volatilities of I-Shares tend to correlate to the price of common units. Holders of I-Shares are subject to the same risks as holders of MLP common units.

  Concentration Risk. Because the Fund invests in MLP entities, a substantial portion of which are expected to be engaged primarily in the energy, natural resources and real estate sectors of the economy, concentration in such sectors may present more risks than if the Fund were broadly diversified over numerous sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in such sectors. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.

  Energy Sector Risks. Many MLP entities operate within the energy sector. Therefore, a substantial portion of the MLP entities in which the Fund invests are engaged in the energy sector of the economy. As a result, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting the energy sector. There are several risks associated with investments in MLP entities and companies operating in the energy sector, including the following:

  Commodity Price Risk. MLP entities and other companies operating in the energy sector may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, in the short- and long-term. Fluctuations in energy commodity prices would impact directly companies that own such energy commodities and could impact indirectly companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries ("OPEC"); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. High commodity prices may drive further energy conservation efforts and a slowing economy may adversely impact energy consumption which may adversely affect the performance of MLPs and other companies operating in the energy sector. Recent economic and market events have fueled concerns regarding potential liquidations of commodity futures and options positions. The long-term impact of recent hurricanes in the Texas Gulf Coast area on the energy infrastructure industry is not yet known. Declines in commodity prices from recent historic highs may adversely effect the performance of MLPs and other companies operating in the energy sector.

  Supply and Demand Risk. MLP entities and other companies operating in the energy sector may be impacted by the levels of supply and demand for energy commodities. MLP entities and other companies operating in the energy sector could be adversely affected by reductions in the supply of or demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.

  Depletion Risk. MLP entities and other energy companies engaged in the exploration, development, management or production of energy commodities face the risk that commodity reserves are depleted over time. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities, exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies. If such companies fail to acquire additional reserves in a cost-effective manner and at a rate at least equal to the rate at which their existing reserves decline, their financial performance may suffer. Additionally, failure to replenish reserves could reduce the amount and affect the tax characterization of the distributions paid by such companies.

  Regulatory Risk. The energy sector is highly regulated. MLP entities and other companies operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Examples of governmental regulations which impact MLP entities and other companies operating in the energy sector include regulation of the construction, maintenance and operation of facilities, environmental regulation, safety regulation, labor regulation, trade regulation and the regulation of the prices charged for products and services. Compliance with these regulations is enforced by numerous governmental agencies and authorities through administrative, civil and criminal penalties. Stricter laws or regulations or stricter enforcement policies with respect to existing regulations would likely increase the costs of regulatory compliance and could have an adverse effect on the financial performance of MLP entities and other companies operating in the energy sector.

  Acquisition Risk. Energy sector MLP entities owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. The ability of such MLP entities to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that such MLP entities are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to unit holders will be limited. There are risks inherent in any acquisition, including erroneous assumptions regarding revenues, acquisition expenses, operating expenses, cost savings and synergies; assumption of liabilities; indemnification; customer losses; key employee defections; distraction from other business operations; and unanticipated difficulties in operating or integrating new product areas and geographic regions.

  Interest Rate Risk. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLP entities and other companies operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLP entities and other companies operating in the energy sector in which the Fund invests. Rising interest rates may also impact the price of the securities of MLP entities and other companies operating in the energy sector as the yields on alternative investments increase.

  Weather Risks. Weather plays a role in the seasonality of some MLP Entities' cash flows. MLP Entities in the propane industry, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane MLP Entities experience decreased demand for their product. Although most MLP Entities can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the Gulf Coast in recent years, demonstrate that no amount of preparation can protect an MLP Entity from the unpredictability of the weather. The damage done by extreme weather also may serve to increase many MLP Entities' insurance premiums.

  Catastrophic Event Risk. MLP entities and other companies operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of MLP entities and other companies operating in the energy sector. MLP entities and other companies operating in the energy sector may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies' financial conditions and ability to pay distributions to shareholders.

  Industry Specific Risks. MLP-related entities and energy companies are also subject to risks that are specific to the industry they serve.

  Midstream MLPs entities and energy companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

  Propane MLP entities are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

  MLPs entities and energy companies with coal assets are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, the level of their customers' coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others.

  Marine transportation companies are exposed to the highly cyclical nature of the tanker industry and may be subject to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Changes in demand for transportation of oil over longer distances and the supply of tankers to carry that oil may materially affect the revenues, profitability and cash flows of tanker companies. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

  Other Sector Risks. The Fund also may invest in securities of MLP entities in the natural resources sector and the real estate sector, among other sectors, which may subject the Fund to additional risks associated with investments in those sectors.

  Natural Resources Sector Risks. The natural resources sector includes companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies. The Fund's investments in MLP entities and other companies operating in the natural resources sector will be subject to the risk that prices of these securities may fluctuate widely in response to the level and volatility of commodity prices; exchange rates; import controls; domestic and global competition; environmental regulation and liability for environmental damage; mandated expenditures for safety or pollution control; the success of exploration projects; depletion of resources; tax policies; and other governmental regulation. Investments in the natural resources sector can be significantly affected by changes in the supply of or demand for various natural resources. The value of investments in the natural resources sector may be adversely affected by a change in inflation.

  Real Estate Sector Risks. The Fund may invest in MLP entities or other companies operating in the real estate sector, which may develop land; own or manage residential, commercial and undeveloped properties; own mortgage securities; and provide financing to owners and developers of multi-family housing or other real estate or building ventures. To the extent that the Fund invests in securities of MLP entities and other companies operating in the real estate sector, the Fund's performance may be linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. Changes in interest rates or inflation may adversely affect the value of investments in the real estate sector. Other factors such as catastrophic events; lack of adequate insurance; and environmental issues may contribute to the risks in a real estate investment.

  Small Capitalization Risk. The Fund may invest in securities of MLP entities and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indices, which present unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLP entities with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

  Restricted Securities Risk. The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on their resale. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope. To dispose of a restricted security that the Fund has a contractual right to sell, the Fund may first be required to cause the security to be registered. A considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell, during which time the Fund would bear market risks.

  Cash Flow Risk. The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLP entities. The amount and tax characterization of cash available for distribution by an MLP entity depends upon the amount of cash generated by such entity's operations. Cash available for distribution by MLP entities will vary widely from quarter to quarter and is affected by various factors affecting the entity's operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP entity has available for distribution in a given period.

  Risks Associated with Options on Securities. There are several risks associated with transactions in options on securities. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

  Liquidity Risk. MLP common units and equity securities of MLP Affiliates, including I-Shares, and other issuers often trade on national securities exchanges, including the NYSE, the AMEX and the NASDAQ. However, certain securities, including those of issuers with smaller capitalizations, may trade less frequently. The market movements of such securities with limited trading volumes may be more abrupt or erratic. As a result of the limited liquidity of such securities, the Fund could have greater difficulty selling such securities at the time and price that the Fund would like and may be limited in its ability to make alternative investments.

  Valuation Risk. Market prices generally will be unavailable for some of the Fund's investments, including MLP subordinated units, direct ownership of general partner interests and restricted or unregistered securities of certain MLP entities and private companies. The value of such securities will be determined by fair valuations determined by the Board of Trustees or its designee in accordance with procedures governing the valuation of portfolio securities adopted by the Board of Trustees. Proper valuation of such securities may require more reliance on the judgment of the Sub-Adviser than for valuation of securities for which an active trading market exists. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP's taxable income in computing its own taxable income. Deferred income taxes in the financial statements of the Fund reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis of the Fund's assets, (ii) the net tax effects of temporary differences between the carrying amounts of such assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the criterion established by the Statement of Financial Accounting Standards, Accounting for Income Taxes ("SFAS" No. 109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.

  The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax asset or liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax asset or liability.

  Interest Rate Risk. Interest rate risk is the risk that fixed income securities, such as preferred and debt securities, and certain equity securities will decline in value because of a rise in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The net asset value and market price of the Common Shares will tend to decline as a result of the Fund's investment in such securities if market interest rates rise.

  During periods of declining interest rates, the issuer of a fixed-income security may exercise its option to prepay principal earlier than scheduled,

forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem such a security if the issuer can refinance it at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of a lower likelihood of prepayments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

  In typical interest rate environments, prices of fixed income securities with longer maturities generally fluctuate more in response to changes in interest rates than do the prices of fixed income securities with shorter-term maturities. Because the Fund may invest a portion of its assets in fixed-income securities without regard to their maturities, to the extent the Fund invests in fixed income securities with longer maturities, the net asset value and market price of the Common Shares would fluctuate more in response to changes in interest rates than if the Fund were to invest such portion of its assets in shorter-term fixed income securities.

  Market interest rates for investment grade fixed income securities in which the Fund may invest are significantly below historical average rates for such securities. Interest rates below historical average rates may result in increased risk that these rates will rise in the future (which would cause the value of the Fund's net assets to decline) and may increase the degree to which asset values may decline in such events.

  Lower Grade Securities Risk. The Fund may invest in fixed-income securities rated below investment grade (that is, rated Ba or lower by Moody's; BB or lower by S&P; comparably rated by another statistical rating organization; or, if unrated, as determined by the Sub-Adviser to be of comparable credit quality), which are commonly referred to as "junk bonds." Investment in securities of below-investment grade quality involves substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for debt securities of below-investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities.

  Portfolio Turnover Risk. The Fund's portfolio turnover rate may vary greatly from year to year. The Fund cannot predict its annual portfolio turnover rate with accuracy; however, under normal market conditions it is not expected to exceed 30%. Portfolio turnover rate will not be considered as a limiting factor in the execution of the Fund's investment decisions. High portfolio turnover may result in the Fund's recognition of gains that will be taxable as ordinary income and may increase the Fund's current and accumulated earnings and profits, which will result in a greater portion of distributions to Common Shareholders being treated as dividends. Additionally, high portfolio turnover results in correspondingly higher brokerage commissions and transaction costs borne by the Fund.

  Foreign Securities. Investing in securities of foreign companies (or foreign governments) may involve certain risks not typically associated with investing in domestic companies. The prices of foreign securities may be affected by factors not present with securities traded in the U.S. markets, including, political and economic conditions, less stringent regulation and higher volatility. As a result, many foreign securities may be less liquid and more volatile than U.S. securities. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversly affect the net return on such investments. The Fund's investments in securities of foreign issuers may consist of investments in ADRs. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market, in the United States or elsewhere. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

  Derivatives Risk. In addition to the risks associated with the option strategies described above, the Fund may participate in certain derivative transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies (other than its covered call option writing strategy and put option writing strategy). If the Sub-Adviser's prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.

  Market Discount Risk. The Fund's Common Shares have a limited trading history and have traded both at a premium and at a discount in relation to NAV. The Fund cannot predict whether the Common Shares will trade in the future at a premium or discount to NAV. Shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases have traded above NAV. Continued development of alternative vehicles for investment in securities of MLP entities may contribute to reducing or eliminating any premium or may result in the Common Shares trading at a discount. The risk of the Common Shares trading at a discount is a risk separate from the risk of a decline in the Fund's NAV as a result of the Fund's investment activities. The Fund's NAV will be reduced immediately following an offering of the Common Shares due to the costs of such offering, which will be borne entirely by the Fund. The sale of Common Shares by the Fund (or the perception that such sales may occur) may have an adverse effect on prices of Common Shares in the secondary market. An increase in the number of Common Shares available may put downward pressure on the market price for Common Shares. The Fund may, from time to time, seek the consent of holders of Common Shares to permit the issuance and sale by the Fund of Common Shares at a price below the Fund's then current NAV, subject to certain conditions, and such sales of Common Shares at price below NAV, if any, may increase downward pressure on the market price for Common Shares. These sales, if any, also might make it more difficult for the Fund to sell additional Common Shares in the future at a time and price it deems appropriate.

  Whether Common Shareholder will realize a gain or loss upon the sale of Common Shares depends upon whether the market value of the Common Shares at the time of sale is above or below the price the Common Shareholder paid, taking into account transaction costs for the Common Shares, and is not directly dependent upon the Fund's NAV. Because the market value of the Common Shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors outside the Fund's control, the Fund cannot predict whether the Common Shares will trade at, below or above NAV, or at, below or above the public offering price for the Common Shares.

  Dilution Risk. The voting power of current Common Shareholders will be diluted to the extent that current Common Shareholders do not purchase Common Shares in any future offerings of Common Shares or do not purchase sufficient Common Shares to maintain their percentage interest. If the Fund is unable to invest the proceeds of such offering as intended, the Fund's per Common Share distribution may decrease and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned. If the Fund sells Common Shares at a price below NAV pursuant to the consent of holders of Common Shares, shareholders will experience a dilution of the aggregate NAV per Common Share because the sale price will be less than the Fund's then-current NAV per Common Share. This dilution will be experienced by all shareholders, irrespective of whether they purchase Common Shares in any such offering. See "Description of Capital Structure—Common Shares—Issuance of Additional Common Shares."

  Other Investment Companies Risk. The Fund may invest in securities of other open- or closed-end investment companies, including exchange-traded funds. As a stockholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in this Prospectus.

  Royalty Trust Risk. Royalty trusts are, in some respects, similar to certain MLPs and include risks similar to those MLPs, including commodity price volatility risk, cash flow risk and depletion risk.

  Financial Leverage. Although the use of Financial Leverage by the Fund may create an opportunity for increased after-tax total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage proceeds are greater than the cost of Financial Leverage, the Fund's return will be greater than if Financial Leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage, the return to the Fund will be less than if Financial Leverage had not been used.

  Financial Leverage involves risks and special considerations for shareholders, including the likelihood of greater volatility of net asset value, market price and dividends on the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Financial Leverage that the Fund must pay will reduce the return to the Common Shareholders; and the effect of Financial Leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares.

  It is also possible that the Fund will be required to sell assets, possibly at a loss (or at a gain which could give rise to corporate level tax), in order to redeem or meet payment obligations on any leverage. Such a sale would reduce the Fund's net asset value and also make it difficult for the net asset value to recover. The Fund in its best judgment nevertheless may determine to continue to use Financial Leverage if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

  Because the fees received by the Adviser and Sub-Adviser are based on the Managed Assets of the Fund (including the proceeds of any Financial Leverage), the Adviser and Sub-Adviser have a financial incentive for the Fund to utilize Financial Leverage, which may create a conflict of interest between the Adviser and the Sub-Adviser and the Common Shareholders. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.

  Recent economic and market event have contributed to severe market volatility and caused severe liquidity strains in the credit markets. If dislocations in the credit markets continue, the Fund's leverage costs may increase and there is a risk that the Fund may not be able to renew or replace existing leverage on favorable terms or at all. If the cost of leverage is no longer favorable, or if the Fund is otherwise required to reduce its leverage, the Fund may not be able to maintain distributions on common shares at historical levels and common shareholders will bear any costs associated with selling portfolio securities.

  Competition Risk. Since the time of the Fund's initial public offering a number of alternative vehicles for investment in a portfolio of MLPs and their affiliates, including other publicly traded investment companies and private funds, have emerged. In addition, recent tax law changes have increased the ability of regulated investment companies or other institutions to invest in MLPs. These competitive conditions may adversely impact the Fund's ability to meet its investment objective, which in turn could adversely impact its ability to make dividend payments.

  Legislation Risk. At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which the Fund invests. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the issuers of the assets held in the Fund to achieve their business goals, and hence, for the Fund to achieve its investment objective.

  Affiliated Transaction Restrictions. From time to time, the Fund may "control" or may be an "affiliate", each as defined in the 1940 Act, of one or more portfolio companies. In general, under the 1940 Act, the Fund would "control" a portfolio company if it owned 25% or more of its outstanding voting securities and would be an "affiliate" of a portfolio company if it owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Adviser and Sub-Adviser), principal underwriters and affiliates of those affiliates or underwriters. Under these restrictions, the Fund and any portfolio company that the Fund controls are generally prohibited from knowingly participating in a joint transaction, including co-investments in a portfolio company, with an affiliated person, including any trustees or officers of the Fund, the Adviser or Sub-Adviser or any entity controlled or advised by any of them. These restrictions also generally prohibit the Fund's affiliates, principal underwriters and affiliates of those affiliates or underwriters from knowingly purchasing from or selling to the Fund or any portfolio company controlled by the Fund certain securities or other property and from lending to and borrowing from the Fund or any portfolio company controlled by the Fund monies or other properties. The Fund and its affiliates may be precluded from co-investing in private placements of securities, including in any portfolio companies controlled by the Fund. The Fund, its affiliates and portfolio companies controlled by the Fund may from time to time engage in certain joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain positions promulgated by the SEC. There can be no assurance that the Fund would be able to satisfy these conditions with respect to any particular transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions or the type of investments that the Fund could make.

  Delay in Investing the Proceeds of this Offering. Although the Fund currently intends to invest the proceeds from any sale of the Common Shares offered hereby as soon as practicable following the completion of such offering, such investments may be delayed if suitable investments are unavailable at the time. The trading market and volumes for MLP entities and energy company shares may at times be less liquid than the market for other securities. Prior to the time the proceeds of this offering are invested, such proceeds may be invested in cash, cash equivalents or other securities, pending investment in MLP entitie or energy company securities. Income received by the Fund from these securities would subject the Fund to corporate tax before any distributions to Common Shareholders. As a result, the return and yield on the Common Shares following any offering pursuant to this Prospectus may be lower than when the Fund is fully invested in accordance with its objective and policies. See "Use of Proceeds."

  Non-Diversified Status. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act")

and will not elect to be treated as a regulated investment company under the Code. As a result, there are no regulatory requirements under the 1940 Act or the Code that limit the proportion of the Fund's assets that may be invested in securities of a single issue. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. There are currently approximately 75 publicly traded MLPs. The Fund will select its investments in MLPs from this small pool of issuers together with securities issued by any newly public MLPs, and will invest in securities of other MLP entities and securities of issuers other than MLP entities, consistent with its investment objective and policies. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's Common Shares.

  Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In acting as the Fund's sub-adviser, responsible for management of the Fund's portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

  Terrorism and Market Disruption Risk. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Global political and economic instability could affect the operations of MLP entities and other companies in the energy and natural resources sectors in unpredictable ways, including through disruptions of natural resources supplies and markets and the resulting volatility in commodity prices. The U.S. government has issued warnings that natural resources assets, specifically pipeline infrastructure and production, transmission and distribution facilities, may be future targets of terrorist activities. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

  Recent Market and Economic Developments. Recently global financial markets have experienced periods of unprecedented turmoil. The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broader market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the concerns that other financial institutions as well as the global financial system are experiencing severe economic distress have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These events contributed to severe market volatility and caused severe liquidity strains in the credit markets, which have adversely impacted the Fund's net asset value and market price and resulted in heightened volatility in the performance of the Fund's portfolio investments.

  On October 3, 2008, the U.S. Congress enacted the Emergency Economic Stabilization Act of 2008 ("EESA"), which included the Troubled Asset Relief Plan ("TARP"). TARP is a $700 billion program which permits the U.S. Secretary of the Treasury (the "Treasury Secretary") to buy certain troubled assets. Financial institutions eligible to participate in TARP include, but are not necessarily limited to, depository institutions, brokers and dealers and insurance companies that are established and regulated under U.S. laws and have significant operations in the U.S. The announced initial focus of EESA was commercial and residential mortgages and mortgage-related securities; however, the Treasury Secretary is authorized to purchase any other type of financial instrument if the Treasury Secretary determines that such purchase is necessary to promote financial market stability. As of mid-November 2008, the Treasury Secretary announced revisions to TARP including a shifted focus towards strengthening financial institution balance sheets through direct purchases of equity in financial institutions rather than on purchasing troubled assets and additional changes may be made to TARP over time. The implications of government ownership and disposition of these assets and equity stakes are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund's investments.

  On February 13, 2009, the U.S. Congress enacted the American Recovery and Reinvestment Act of 2009 (the "ARRA"). The ARRA is intended to stimulate the growth of the U.S. economy. The Federal Government, Federal Reserve and other governmental and regulatory bodies have taken or are considering taking other actions to address the financial crisis. There can be no assurance as to what impact such actions will have on the financial markets.

  The recent instability in the financial markets discussed above has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objectives.

  Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund's portfolio holdings.

  These events have adversely affected the willingness of some lenders to extend credit, in general, which may make it more difficult for issuers in which the Fund invests to finance their operations. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value of the Fund's Common Shares. These developments may increase the volatility of the value of securities owned by the Fund. These developments also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis.

  The current financial market situation, as well as various social, political, and psychological tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets; and may cause further economic uncertainties or deterioration in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn, could adversely impact the Fund's portfolio. The Adviser and the Sub-Adviser do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets in the Fund's portfolio. The Adviser and the Sub-Adviser intend to monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objective, but there can be no assurance that it will be successful in doing so. Given the risks described above, an investment in Common Shares may not be appropriate for all prospective investors. A prospective investor should carefully consider his or her ability to assume these risks before making an investment in the Fund.

Anti-Takeover Provisions in the Fund's Governing Documents    The Fund's Agreement and Declaration of Trust and Bylaws (the "Governing Documents") include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See "Anti-Takeover and Other Provisions in the Fund's Governing Documents" and "Risks—Anti-Takeover Provisions."

Custodian, Administrator and Transfer Agent    The Bank of New York Mellon serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

  The Bank of New York Mellon serves as the Fund's, dividend disbursing agent, agent under the Fund's Automatic Dividend Reinvestment Plan (the "Plan Agent"), transfer agent and registrar with respect to the Common Shares of the Fund.

  Claymore Advisors, LLC serves as the Fund's administrator. Pursuant to an administrative agreement, Claymore Advisors provides certain administrative, bookkeeping and accounting services to the Fund.

SUMMARY OF FUND EXPENSES

The following table contains information about the costs and expenses that Common Shareholders will bear directly or indirectly. The table is based on the capital structure of the Fund as of May 31, 2009 (except as noted below). The purpose of the table and the example below is to help you understand the fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly.

Shareholder Transaction Expenses

Sales Load (as a percentage of offering price)	—	(1)
Offering Expenses Borne by the Fund (as a percentage of offering price)	—	(1)
Dividend Reinvestment Plan Fees (2)	None

Percentage of Net Assets Attributable to Common Shares (3)
Annual Expenses
Management Fees (4)	1.33%
Interest Payments on Borrowed Funds (5)	1.13%
Other Expenses (6)	0.40%
Current Income Tax Expense	0.72%
Deferred Income Tax Expense (7)	0.00%
Total Annual Expenses (8)	3.58%

(1)  If Common Shares to which this Prospectus relates are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses borne by the Fund.

(2)  Common Shareholders will pay brokerage charges if they direct the Plan Agent to sell Common Shares held in a dividend reinvestment account. See "Automatic Dividend Reinvestment Plan."

(3)  Based upon net assets applicable to common shares as of May 31, 2009.

(4)  The Fund pays the Adviser an annual fee, payable monthly, in an amount equal to 1.00% of the Fund's average daily Managed Assets (net assets plus any assets attributable to Financial Leverage). The fee shown above is based upon outstanding Financial Leverage of 25%. The Fund may utilize Financial Leverage of up to 33.3%. If Financial Leverage of more than 25% is used, the management fees shown would be higher.

(5)  Based upon the Fund's outstanding Borrowings as of May 31, 2009 of $93.3 million, which represented financial leverage of 27.8% of the Fund's Managed Assets as of such date, and the borrowing rate on the facility as of May 31, 2009, of 2.16%. The Fund has entered into a committed facility agreement with BNP Paribas Prime Brokerage, Inc., pursuant to which the Fund may borrow up to $120 million).

(6)  Other expenses are estimated based upon those incurred during the prior fiscal year ended November 30, 2008. Other expenses do not include income or expense/(benefit) related to realized or unrealized investment gains or losses.

(7)  For the fiscal year ended November 30, 2008, the Fund accrued $115.7 million in net deferred tax benefit primarily related to net investment losses and realized and unrealized losses on investments. Deferred income tax expense/(benefit) represents an estimate of the Fund's potential tax expense/(benefit) if it were to recognize the unrealized appreciation/depreciation of portfolio assets that occurred during the fiscal year ended November 30, 2008, based on the market value and basis of the Fund's assets as of November 30, 2008. Deferred income tax expense/(benefit) is dependent upon the Fund's net investment gains/losses and realized and unrealized gains/losses on investments and such expenses may vary greatly from year to year depending on the nature of the Fund's investments, the performance of those investments and general market conditions. Therefore, deferred income tax expense/(benefit) cannot be reliably predicted from year to year. Actual income tax expense (if any) will be incurred over many years, depending on if and when investment gains/losses are realized, the then-current basis of the Fund's assets, the level of net loss carry-forwards and other factors. The Fund's deferred income tax expense/(benefit) for the current fiscal year or any future fiscal year may vary greatly from the deferred income tax expense/(benefit) estimated based on the fiscal year ended November 30, 2008. The Fund's deferred income tax expense/(benefit) as a percentage of net assets attributable to Common Shares by fiscal year, from inception through November 30, 2008, has been as follows:

Deferred Income Tax Expense/(Benefit)
Period December 28, 2004 (commencement of operations) through November 30, 2005	5.52%
Year ended November 30, 2006	11.91%
Year ended November 30, 2007	5.81%
Year ended November 30, 2008	(52.31)%

(8)  The table presented in this footnote presents the Fund's annual operating expenses as a percentage of net assets attributable to Common Shares excluding Current Income Tax Expense and Deferred Income Tax Expense/(Benefit).

Percentage of Net Assets Attributable to Common Shares
Annual Expenses
Management Fees (4)	1.33%
Interest Payments on Borrowed Funds (5)	1.13%
Other Expenses (6)	0.40%
Total Annual Expenses (Excluding Current Income Tax Expense and Deferred Income Tax Expense/(Benefit))	2.86%

Example

As required by relevant Securities and Exchange Commission regulations, the following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares, assuming (1) "Total annual expenses" of 3.58% of net assets attributable to Common Shares and (2) a 5% annual return*:

	Cumulative Expenses Paid for the Period of:
	1 Year	3 Years	5 Years	10 Years
Total Expenses paid by Common Shareholders (1)	$36	$110	$185	$384

(1)  The example above does not include sales loads or estimated offering costs.

*  The example should not be considered a representation of future expenses or returns. Actual expenses may be higher or lower than those assumed. Moreover, the Fund's actual rate of return may be higher or lower than the hypothetical 5% return shown in the example. The example assumes that the estimated "Other expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Except where noted, the information in this table is derived from the Fund's financial statements audited by Ernst & Young LLP, independent registered public accounting firm for the Fund, whose report on such financial statements, together with the financial statements of the Fund, are included in the Fund's annual report to shareholders for the period ended November 30, 2008, which is incorporated by reference into the SAI, and is available upon request. The unaudited information for the six months ended May 31, 2009 is included in the Fund's semi-annual report to shareholders for the period ended May 31, 2009, which is incorporated by reference into the SAI and is available upon request.

Per share operating performance for a share outstanding throughout the period	For the Six Months Ended May 31, 2009 (unaudited)	For the Year Ended November 30, 2008	For the Year Ended November 30, 2007	For the Year Ended November 30, 2006	For the Period December 28, 2004* through November 30, 2005
Net asset value, beginning of period	$12.09	$23.11	$22.49	$19.78	$19.10 (b)
Income from investment operations
Net investment loss(a)(f)	(0.24)	(0.70)	(0.67)	(0.33)	(0.26)
Net realized and unrealized gain/loss on investments(f)	2.03	(8.85)	2.66	4.29	1.92
Total from investment operations	1.79	(9.55)	1.99	3.96	1.66
Common shares' offering expenses charged to paid-in capital	—	—	—	—	(0.04)
Distributions to Common Shareholders
From and in excess of net investment income	—	(0.08)
Return of capital	(0.74)	(1.39)	(1.37)	(1.25)	(0.94)
Net asset value, end of period	$13.14	$12.09	$23.11	$22.49	$19.78
Market value, end of period	$14.81	$11.42	$22.66	$21.87	$17.99
Total investment return(c)
Net asset value	15.38%	-43.55%	8.53%	20.70%	8.38%
Market value	37.29%	-45.67%	9.70%	29.68%	-5.81%
Ratios and supplemental data
Net assets, end of period (thousands)	$242,156	$221,155	$418,438	$406,295	$357,441
Ratios to Average Net Assets applicable to Common Shares:(d)
Total expenses, excluding interest expense and deferred tax expense/benefit	1.80%	1.79%	1.62%	1.69%	1.48%
Total expenses, including interest expense and deferred tax expense/benefit	25.28%	(28.34)%	9.40%	16.89%	8.41%
Interest expense	1.39%	1.83%	2.13%	2.17%	1.02%
Current and deferred tax expense/(benefit)	22.09%	(31.96)%	5.65%	13.03%	5.91%
Net investment income/(loss), including interest expense and deferred tax expense/benefit	(26.11)%	28.42%	(8.40)%	(14.66)%	(7.30)%
Net investment income/(loss), excluding interest expense and deferred tax expense/benefit	(2.63)%	(1.71)%	(0.62)%	0.55%	(0.37)%
Portfolio Turnover Rate	33%	22%	11%	21%	41%
Senior Indebtedness
Total borrowings outstanding (in thousands)	$93,263	$72,263	$175,000	$150,000	$150,000
Asset coverage per $1,000 of indebtedness(e)	$3,596	$4,060	$3,391	$3,709	$3,383

*  Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b)  Before deduction of offering expenses charged to capital.

(c)  Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e)  Calculated by subtracting the Fund's total liabilities (not including the borrowings) from the Fund's total assets and dividing by the total borrowings.

(f)  The character of dividends received for each period are based upon estimates made at the time the distribution was received. Any adjustments are reflected in the following fiscal year when the actual character is known.

SENIOR SECURITIES

The following table sets forth information about the Fund's outstanding senior securities as of the end of each fiscal year since its inception:

Fiscal Period Ended	Title of Security	Total Principal Amount Outstanding	Asset Coverage Per $1,000 of Principal Amount
November 30, 2005	Borrowings	$150,000,000	$3,383
November 30, 2006	Borrowings	$150,000,000	$3,709
November 30, 2007	Borrowings	$175,000,000	$3,391
November 30, 2008	Borrowings	$72,262,708	$4,060

THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized as a statutory trust on October 4, 2004 pursuant to a Certificate of Trust and is governed by the laws of the State of Delaware. The Fund commenced investment operations on December 28, 2004. The Fund's principal office is located at 2455 Corporate West Drive, Lisle, Illinois 60532, and its telephone number is (630) 505-3700. Except as otherwise noted, all percentage limitations set forth in this Prospectus apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action.

USE OF PROCEEDS

Unless otherwise specified in a supplement to this Prospectus (each a "Prospectus Supplement"), the Fund intends to invest the net proceeds of an offering of Common Shares in accordance with its investment objective and policies as stated herein. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds of an offering of Common Shares in accordance with its investment objective and policies within three months after the completion of such offering. Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or high quality, short-term money market securities. The Fund may also use the proceeds for working capital purposes, including the payment of distributions, interest and operating expenses, although the Fund currently has no intent to issue Common Shares primarily for this purpose.

MARKET AND NET ASSET VALUE INFORMATION

The Fund's currently outstanding Common Shares are, and the Common Shares offered by this Prospectus, will be, subject to notice of issuance, listed on the New York Stock Exchange (the "NYSE"). The Fund's Common Shares commenced trading on the NYSE on December 28, 2004.

The Common Shares have traded both at a premium and at a discount in relation to the Fund's net asset value ("NAV") per share. Although the Common Shares recently have traded at a premium to NAV, there can be no assurance that this will continue after the offering nor that the Common Shares will not trade at a discount in the future. The continued development of alternative vehicles for investment in a portfolio of securities of MLP entities (as defined in this Prospectus), including other publicly traded investment companies and private funds, may reduce or eliminate any tendency of the Common Shares to trade at a premium in the future. Shares of closed-end investment companies frequently trade at a discount to net asset value. The Fund's NAV will be reduced immediately following an offering of the Common Shares due to the costs of such offering, which will be borne entirely by the Fund. The sale of Common Shares by the Fund (or the perception that such sales may occur) may have an adverse effect on prices of Common Shares in the secondary market. An increase in the number of Common Shares available may put downward pressure on the market price for Common Shares. See "Risks—Market Discount Risk."

The following table sets forth, for each of the periods indicated, the high and low closing market prices for the Common Shares on the NYSE, the NAV per Common Share and the premium or discount to net asset value per Common Share at which the Common Shares were trading. NAV is generally determined on each Tuesday that the NYSE is open for business and the last business day of each calendar month. See "Net Asset Value" for information as to the determination of the Fund's NAV.

	NYSE Market Price Per Share		NAV per Common Share on Date of Market Price High and Low(1)		Premium/(Discount) on Date of Market Price High and Low(2)
	High	Low	High	Low	High	Low
During Quarter Ended
August 31, 2009	$16.79	$13.88	$13.65	$12.80	23.00%	8.44%
May 31, 2009	$14.81	$10.74	$13.14	$11.69	12.71%	(8.13)%
February 28, 2009	$14.74	$10.69	$13.56	$11.37	8.70%	(5.98)%
November 30, 2008	$20.89	$9.50	$19.83	$10.77	5.35%	(11.79)%
August 31, 2008	$23.26	$18.88	$21.99	$20.22	5.78%	(6.63)%
May 31, 2008	$22.90	$19.80	$21.54	$20.80	6.31%	(4.81)%
February 29, 2008	$22.65	$19.60	$22.10	$21.99	2.49%	(10.87)%
November 30, 2007	$23.84	$20.85	$23.95	$22.43	(0.46)%	(7.04)%
August 31, 2007	$25.55	$20.35	$26.27	$23.00	(2.74)%	(11.52)%
May 31, 2007	$25.82	$23.23	$26.53	$24.04	(2.68)%	(3.37)%
February 28, 2007	$23.81	$21.28	$23.87	$22.15	(0.25)%	(3.93)%

  (1)  Based on the Fund's computations

  (2)  Calculated based on the information presented. Percentages are rounded.

The last reported sale price, NAV per Common Share and percentage premium to NAV per Common Share on October 8, 2009 was $16.90, $14.52 and 16.39%, respectively. As of October 8, 2009, 18,480,138 Common Shares of the Fund were outstanding.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund's investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. There can be no assurance that the Fund will achieve its investment objective.

The Fund has been structured to seek to provide an efficient vehicle through which Common Shareholders may invest in a portfolio of publicly traded securities of master limited partnerships ("MLPs") and MLP Affiliates (as defined below) (collectively with MLPs, "MLP entities"). MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund believes that as a result of the tax characterization of cash distributions made by MLPs to their investors, such as the Fund, a significant portion of the Fund's income will be tax-deferred, which will allow distributions by the Fund to Common Shareholders to include high levels of tax-deferred income. However, there can be no assurance in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to Common Shareholders.

The Fund's investment objective is considered fundamental and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Investment Parameters

Under normal market conditions, the Fund invests at least 80% of its Managed Assets (as defined herein) in MLP entities, and invests at least 65% of its Managed Assets in equity securities of MLP entities. "Managed Assets" of the Fund means the total assets of the Fund, including the assets attributable to the proceeds from any Financial Leverage, minus liabilities, other than liabilities related to any Financial Leverage. "MLP Affiliates" includes affiliates of MLPs that own primarily general partner interests or, in some cases, subordinated units, registered or unregistered common units, or other limited partner units in an MLP. "Equity securities" of MLP entities include MLP common units, MLP subordinated units, MLP preferred units, MLP general partner interests and equity securities of MLP Affiliates, including I-Shares. The market capitalization of equity securities of MLP entities currently ranges from approximately $150 million to $3 billion. However, the Fund may invest in equity securities of MLP entities without regard for their market capitalization. A substantial portion of the MLP entities in which the Fund invests will be engaged primarily in the energy, natural resources and real estate sectors of the economy. For as long as the word "MLP" is in the name of the Fund, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in MLP entities.

The Fund may also invest in common stocks of large capitalization companies, including companies engaged in the energy, natural resources and real estate sectors. To seek to generate current gains, the Fund may employ an option strategy of writing (selling) covered call options on common stocks held in the Fund's portfolio.

The Fund may invest up to 40% of its Managed Assets in unregistered or otherwise restricted securities, which may consist of equity securities of MLP entities and other securities of public and non-public companies, provided that the Fund will not invest more than 20% of its Managed Assets in restricted securities issued by non-public companies.

The Fund may invest a total of up to 25% of its Managed Assets in debt securities of MLP entities and other issuers, including debt securities rated below investment grade (that is, rated Ba or lower by Moody's Investors Service, Inc. ("Moody's"); BB or lower by Standard & Poor's Ratings Group ("S&P"); comparably rated by another statistical rating organization; or, if unrated, as determined by the Sub-Adviser to be of comparable credit quality). The Fund will typically purchase below investment grade securities which, at the time of acquisition, are rated at least B3 by Moody's; B- by S&P; comparably rated by another statistical rating organization; or, if unrated, determined by the Sub-Adviser to be of comparable credit quality. The Fund may invest in debt securities without regard for their maturity.

The Fund may invest up to 20% of its Managed Assets in equity securities of issuers other than MLP entities.

The Fund may invest up to 25% of its Managed Assets in U.S. dollar-denominated securities of foreign issuers.

The Fund may invest up to 15% of its Managed Assets, at the time of purchase, in securities of any single issuer.

The Fund may invest up to 15% of its Managed Assets in royalty trusts.

These policies may be changed by the Fund's Board of Trustees, but no change is anticipated. If the Fund's policy with respect to investing at least 80% of the Managed Assets of the Fund in MLP entities changes, the Fund will provide shareholders at least 60 days' notice before implementation of the change.

THE FUND'S INVESTMENTS

Master Limited Partnerships

An MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and whose interests or "units" are traded on securities exchanges like shares of corporate stock. An MLP consists of a general partner and limited partners. The general partner manages the partnership; has an ownership stake in the partnership, typically a 2% general partner equity interest and usually additional common units and subordinated units; and is eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership, and receive cash distributions. An MLP typically pays an established minimum quarterly distribution to common unit holders. Common units have arrearage rights in distributions to the extent that the MLP fails to make minimum quarterly distributions. Once the MLP distributes the minimum quarterly distribution to common units, subordinated units then are entitled to receive distributions of up to the minimum quarterly distribution, but have no arrearage rights. Any distributable cash that exceeds the minimum quarterly distribution that the MLP distributed to the common and subordinated units is then distributed to both common and subordinated units, typically on a pro rata basis. An incentive distribution to the general partner provides that as the distribution increases, the general partner may receive a proportionately larger share of the total distribution. Incentive distributions are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership's cash flow and increase distributions to the limited partners. To qualify as an MLP for U.S. federal income tax purposes, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. Currently, most MLPs operate in the energy, natural resources, or real estate sectors. Therefore, the Fund anticipates that a substantial portion of the MLP entities in which the Fund invests will be engaged primarily in the energy, natural resources and real estate sectors. The Fund may, however, invest in MLP entities in any sector of the economy. Due to their partnership structure, MLPs generally do not pay income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e. corporate level tax and tax on corporate dividends).

Advantages of Investment in the Fund Over Direct Investment in MLPs

The Fund is structured to seek to provide an efficient vehicle through which the Fund's shareholders may invest in a portfolio of publicly traded securities of MLP entities. An investment in the Fund offers investors several advantages as compared to direct investments in MLP entities, including the following:

•  The Fund allows shareholders to invest, through a single investment vehicle, in a portfolio that includes a number of MLP entities.

•  The Fund may purchase securities of MLP entities through direct placements. Purchasing restricted or unrestricted securities of MLP entities through direct placements may offer the potential for increased returns as compared to purchasing securities of MLP entities through open market transactions. Such opportunities, however, are typically available only to institutional investors, such as the Fund.

•  Common Shareholders will receive a single IRS Form 1099. Direct investors in MLPs receive an IRS Schedule K-1 from each MLP in which they are invested.

•  An investment in the Fund will not cause a shareholder to be required to file state income tax returns in any state in which such investor is not otherwise required to file a tax return. Direct investors in an MLP are considered limited partners of the MLP and may be required to file state income tax returns in each state in which the MLP operates.

•  Common Shareholders are not limited by the passive activity loss rules in their ability to use any losses resulting from their purchase and sale of Common Shares to offset other gains. The passive activity loss rules limit the ability of direct investors in MLPs to use their allocable share of any losses generated by an MLP.

•  For Common Shareholders who are tax-exempt investors, including employee benefit plans and IRA accounts, distributions received from the Fund, will generally not be treated as unrelated business taxable income ("UBTI") unless such investor's Common Shares are debt-financed. Income received by tax-exempt investors directly from MLPs is generally treated as UBTI.

•  Subject to certain holding period and other requirements, distributions by the Fund that are taxable as dividends (i.e., distributions out of the Fund's current or accumulated earnings and profits) will be eligible for the dividends received deduction in the case of corporate shareholders and, in the case of dividends paid in taxable years beginning on or before December 31, 2010, will be treated as "qualified dividend income" for shareholders taxed as individuals. The special rules treating ordinary income dividends payable to individuals as "qualified dividend income" are set to expire for tax years beginning on or after January 1, 2011, unless further Congressional action is taken.

Common Shareholders bear the Fund's operating costs, including management fees, custody and administration charges, and the costs of operating as an investment company.

Investment Philosophy

Under normal market conditions, the Fund seeks to achieve its investment objective by investing primarily in securities of MLP entities that the Sub-Adviser believes offer attractive distribution rates and capital appreciation potential. A substantial portion of the MLP entities in which the Fund invests are engaged primarily in the energy, natural resources and real estate sectors of the economy. The Sub-Adviser seeks to identify securities offering a combination of quality, growth and yield intended to produce superior total returns over the long run. The stock selection process employed by the Sub-Adviser includes consideration of quantitative, qualitative and relative value factors. The Sub-Adviser emphasizes proprietary analysis and valuation models constructed and maintained by its in-house investment analysts, while maintaining active dialogues with research analysts covering the MLP entities in which the Fund invests. In applying its criteria, the Sub-Adviser considers a company's proven track record, business prospects, strong record of distribution or dividend growth, ratios of debt to cash flow, coverage ratios with respect to distributions to unit holders, incentive structure and management team.

Portfolio Contents

The Fund seeks to achieve its investment objective by investing primarily in securities of MLP entities that the Sub-Adviser believes offer attractive distribution rates and capital appreciation potential. The Fund may invest in other securities described below consistent with the Fund's investment objective and policies.

MLP Equity Securities. Equity securities issued by MLPs currently consist of common units, subordinated units and preferred units.

MLP Common Units. MLP common units are typically listed and traded on national securities exchanges, including the New York Stock Exchange (the "NYSE"), the American Stock Exchange (the "AMEX") and the NASDAQ Stock Market (the "NASDAQ"). The Fund will typically purchase MLP common units through open market transactions, but may also acquire MLP common units through direct placements. Holders of MLP common units have limited control and voting rights. Holders of MLP common units are entitled to receive minimum quarterly distributions, including arrearage rights, from the MLP. Minimum quarterly distributions to holders of common units must be satisfied before any distributions may be paid to convertible subordinated unit holders or incentive distributions may be paid to the general partner. In the event of a liquidation, common unit holders have preference to the remaining assets of the MLP over subordinated units, but not over debt holders or preferred unit holders.

MLP Subordinated Units. MLP subordinated units are typically not listed on an exchange or publicly traded. The Fund will typically purchase MLP subordinated units through negotiated transactions directly with affiliates of MLPs and institutional holders of such units or will purchase newly issued subordinated units directly from MLPs. Holders of MLP subordinated units are entitled to receive minimum quarterly distributions after payments to holders of common units have been satisfied and prior to incentive distributions to the general partner. MLP subordinated units do not provide arrearage rights. Subordinated units typically have limited voting rights similar to common units. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the MLP of specified financial goals.

MLP Preferred Units. MLP preferred units are typically not listed on an exchange or publicly traded. The Fund will typically purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

I-Shares. I-Shares represent an ownership interest issued by an MLP Affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect interest in MLP limited partnership interest. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares, in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE or the AMEX.

General Partner Interests. General partner interests of MLPs are typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. A holder of general partner interests can be liable in certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests often confer direct board participation rights in, and in many cases control over, the operations of the MLP. General partner interests are not publicly traded, but may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of an MLP's aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically receive incentive distribution rights, which provide them with a larger proportionate share of the aggregate MLP cash distributions as the distributions increase. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unit holders choose to remove the general partner, typically with a supermajority vote by limited partner unit holders.

Equity Securities of Entities Related to MLPs and Other Equity Securities. The Fund may invest in (i) equity securities issued by MLP Affiliates, including general partners of MLPs, and (ii) equity securities of issuers other than MLP entities, including common stocks of issuers engaged primarily in the energy, natural resources and real estate sectors. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. The Fund intends to purchase equity securities through market transactions, but may also acquire equity securities through direct placements.

Restricted Securities. The Fund may invest up to 40% of its Managed Assets in unregistered or otherwise restricted securities. "Restricted securities" are securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on resale. The Fund will typically acquire restricted securities in directly negotiated transactions.

In connection with its investments in restricted securities, the Fund may invest up to 20% of its Managed Assets in restricted securities issued by non-public companies. In some instances, such investments may be made with the expectation that the assets of such non-public company will be contributed to a newly-formed MLP entity or sold to or merged with an existing MLP entity in the future.

Debt Securities. The Fund may invest a total of up to 25% of its Managed Assets in debt securities of MLP entities and other issuers, including debt securities rated below investment grade (that is, rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another statistical rating organization, or, if unrated, as determined by the Sub-Adviser to be of comparable credit quality). The Fund may invest in debt securities which provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The Fund may invest in debt securities of any maturity. Certain bonds are "perpetual" in that they have no maturity date. The Fund will typically purchase below investment grade securities which, at the time of acquisition, are rated at least B3 by Moody's, B- by S&P, comparably rated by another statistical rating organization, or, if unrated, determined by the Sub-Adviser to be of comparable credit quality. If a debt security purchased by the Fund, which satisfied the Fund's minimum rating criteria at the time of purchase, is subsequently downgraded below such rating, the Fund will not be required to sell such security. In the event of a such a downgrade, the Sub-Adviser will consider what action to take in the best interest of the Fund and its shareholders.

Royalty Trusts. The Fund may invest up to 15% of its Managed Assets in royalty trusts. Royalty trusts are publicly traded investment vehicles that gather income on royalties and pay out almost all cash flows to shareholders as distributions. Royalty trusts typically have no physical operations and no management or employees. Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber. Royalty trusts are, in some respects, similar to certain MLPs and include risks similar to those MLPs.

Energy Sector Investments. Many MLP entities operate within the energy sector. Therefore, a substantial proportion of the MLP entities in which the Fund invests are concentrated in the energy sector of the economy. MLP entities and other companies operating in the energy sector, in which the Fund may invest, engage in transporting, processing, storing, distributing or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal, or exploring, developing, managing or producing such commodities or products.

Other Sectors Investments. The Fund may invest in MLP entities in the natural resources and real estate sectors and may invest in MLP entities operating in any other sector of the economy. MLP entities and other companies operating in the natural resources sector, include companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies. MLP entities and other companies operating in the real estate sector, include companies which may develop land, own or manage residential, commercial and undeveloped properties, own mortgage securities, and provide financing to owners and developers of multi-family housing or other real estate or building ventures.

Covered Call Option Strategy. The Fund may employ an option strategy of writing (selling) covered call options on a portion of the securities, including common stock and MLP common units, in the Fund's portfolio to seek to augment its income and gains by generating option premiums while possibly offsetting a portion of a market decline in the underlying security. The Fund may pursue such option strategy to a greater extent during the period in which the Fund is investing the proceeds from this offering in securities of MLP entities.

Call options are contracts representing the right to purchase a security at a specified price (the "strike price") at or before (depending on the type of option) a specified future date (the "expiration date"). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying security and the strike price, as well as the time remaining until the expiration date. The Fund may "sell" or "write" options on securities held in the Fund's portfolio. It may not write (sell) "naked" call options, i.e. options representing more shares of the security than are held in the portfolio. If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss.

Foreign Securities. The Fund may invest up to 25% of its Managed Assets in U.S. dollar-denominated securities of foreign issuers. Such investments in securities of foreign issuers may include investments in American Depositary Receipts, or "ADRs." ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market, in the United States or elsewhere.

Diversification. The Fund may invest up to 15% of its Managed Assets, at the time of purchase, in securities of any single issuer.

Temporary Defensive Investments

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in MLP entities and will invest at least 65% of its Managed Assets in equity securities of MLP entities. However, when a temporary defensive posture is believed by the Sub-Adviser to be warranted ("temporary defensive periods"), the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody's; and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest, to the extent permitted by applicable law, in shares of money market mutual funds, which, under current law, in the absence of an exemptive order will not be affiliated with the Adviser or the Sub-Adviser. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions and applicable law. See "Investment Restrictions" in the Fund's SAI. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Adviser and Sub-Adviser, with respect to assets so invested. See "Management of the Fund." The Fund may not achieve its investment objective during temporary defensive periods.

Certain Other Investment Practices

Strategic Transactions and Derivatives. In addition to the covered call option strategy described above, the Fund may, but is not required, to utilize certain strategies for purposes such as seeking to hedge various market risks inherent in the Fund's portfolio, to earn income, to manage the effective maturity or duration of income-producing securities in the Fund's portfolio or in connection with the Fund's possible utilization of Financial Leverage. These strategies may be executed through the use of derivative contracts. In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on individual securities, equity and fixed-income indices, interest rates, exchange-traded funds and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). Certain of these Strategic Transactions, such as options, futures contracts and swaps are described briefly below.

In addition to the covered call option strategy described above, the Fund may purchase or sell, i.e., write, options on securities (including those of MLP entities) and securities indices that are listed on a national securities exchange or in the over-the-counter market, as a means of achieving additional return or of hedging the value of the Fund's portfolio among other purposes.

The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. These futures contracts and related options may be on debt securities, financial indices, securities indices or U.S. government securities.

The Fund may enter into swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. To the extent consistent with the Fund's investment objectives and policies, the Fund is not limited to any particular form or variety of swap contract, including interest rate, total return, currency, credit default and other swaps. For more information about the Fund's use of interest rate swaps and related transactions, see "Use of Financial Leverage—Interest Rate Transactions."

In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. New financial products continue to be developed and the Fund may invest in such products, or utilize new techniques or strategies, as they may be developed to the extent consistent with the Fund's investment objective and regulatory and federal tax requirements applicable to the Fund. For example, to the extent new products are developed, the Fund could seek to obtain exposure to MLPs and MLP Affiliates through the use of options, swaps or other derivative instruments.

For a more complete discussion of the Fund's investment practices involving Strategic Transactions in derivatives and certain other investment techniques, see "Investment Objective and Policies—Additional Information Regarding Options" and "Investment Objective and Policies—Other Derivative Instruments" in the Fund's SAI.

When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Short Sales. Although the Fund has no present intention of doing so, the Fund is authorized to make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. To the extent the Fund engages in short sales, the Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets. Also, the market value of the securities sold short of any one issuer will not exceed either 10% of the Fund's Managed Assets or 5% of such issuer's voting securities. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Repurchase Agreements. Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Sub-Adviser, acting under the supervision of the Board of Trustees of the Fund, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Adviser, the Sub-Adviser or any of their affiliates.

Other Investment Companies. The Fund may invest up to 10% of the Fund's Managed Assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. The Sub-Adviser generally expects that it may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds from this offering of Common Shares or during periods when there is a shortage of attractive securities available in the market. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in this Prospectus. As described in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to holders of common stock in such leveraged investment companies will tend to fluctuate more than the yield generated by unleveraged shares.

Loans of Portfolio Securities. To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund's Managed Assets. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss. See "Investment Objective and Policies—Loans of Portfolio Securities" in the Fund's SAI.

Portfolio Turnover

The Fund will buy and sell securities to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders. For the fiscal years ended November 30, 2008 and November 30, 2007 and November 30, 2006, the Fund's portfolio turnover rate was 22%, 11% and 21%, respectively.

Investment Restrictions

The Fund has adopted certain other investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares, as defined in the 1940 Act, (and preferred shares, if any, voting together as a single class). See "Investment Restrictions" in the Fund's SAI for a complete list of the fundamental investment policies of the Fund. As a result of the use of Financial Leverage (as defined below), the Fund may become subject to rating agency guidelines that are more limiting than its fundamental investment restrictions in order to obtain and maintain a desired rating on the Financial Leverage.

USE OF FINANCIAL LEVERAGE

The Fund may seek to enhance the level of its current distributions by the use of financial leverage through the issuance of preferred shares ("Preferred Shares"), through borrowing or the issuance of commercial paper or other forms of debt ("Borrowings") or through a combination of Preferred Shares and Borrowings (collectively, "Financial Leverage"). The amounts of the Fund's Leverage outstanding may vary over time and such amounts will be reported in the Fund's audited and unaudited financial statements contained in the Fund's annual and semi-annual reports to shareholders. The Fund has entered into a committed facility agreement with BNP Paribas Prime Brokerage, Inc. dated as of September 26, 2008, as amended September 30, 2008, pursuant to which the Fund may borrow up to $120 million. On May 31, 2009, outstanding Borrowings under the committed facility agreement were $93.3 million, which represented 27.8% of the Fund's total assets as of such date. Following the issuance of additional Common Shares pursuant to this Prospectus, the Fund may increase the amount of Financial Leverage while maintaining the percentage of the Fund's Managed Assets attributable to Financial Leverage. The Fund may utilize Financial Leverage up to the limits imposed by the 1940 Act. The Fund may also utilize Borrowings in excess of such limit for temporary purposes such as the settlement of transactions. So long as the net rate of return on the Fund's investments purchased with the proceeds of Financial Leverage exceeds the cost of such Financial Leverage, such excess amounts will be available to pay higher distributions to holders of the Fund's Common Shares. Any use of Financial Leverage must be approved by the Fund's Board of Trustees. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.

Borrowings

As noted above, the Fund is authorized to borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as the settlement of transactions. Under the 1940 Act, the Fund generally is not permitted to issue commercial paper or notes or engage in other Borrowings unless, immediately after the Borrowing, the value of the Fund's total assets less liabilities other than the principal amount represented by commercial paper, notes or other Borrowings is at least 300% of such principal amount. In addition, the Fund is not permitted to declare any cash dividend or other distribution on the Common Shares unless, at the time of such declaration, the value of the Fund's total assets less liabilities other than the principal amount represented by Borrowings is at least 300% of such principal amount after deducting the amount of such dividend or other distribution. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding commercial paper, notes or other Borrowings to the extent necessary to maintain the required asset coverage.

The terms of any such Borrowings may require the Fund to pay a fee to maintain a line of credit, such as a commitment fee, or to maintain minimum average balances with a lender. Any such requirements would increase the cost of such Borrowings over the stated interest rate. Such lenders would have the right to receive interest on and repayment of principal of any such Borrowings, which right will be senior to those of the Common Shareholders. Any such Borrowings may contain provisions limiting certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Any Borrowings will likely be ranked senior or equal to all other existing and future Borrowings of the Fund.

Certain types of Borrowings subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain Borrowings issued by the Fund also may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such Borrowings. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

The 1940 Act grants to the lenders to the Fund, under certain circumstances, certain voting rights in the event of default in the payment of interest on or repayment of principal. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Trustees.

Preferred Shares

Any offering of Preferred Shares is subject to market conditions and the Fund's receipt of a top credit rating on the Preferred Shares from one or more Nationally Recognized Statistical Rating Organizations ("NRSROs") (most likely Moody's and/or Fitch Ratings ("Fitch")). The Fund presently anticipates that any Preferred Shares that it intends to issue would be initially given the highest ratings by Moody's or Fitch. See "Appendix A—Ratings of Investments" in the Statement of Additional Information.

Because the aggregate liquidation preference of Preferred Shares would have a senior claim on the assets of the Fund, changes in the value of the Fund's portfolio securities and costs attributable to Preferred Shares, will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the Financial Leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. Under the 1940 Act, the Fund may not issue Preferred Shares unless, immediately after such issuance, it has an "asset coverage" of at least 200%. For these purposes, "asset coverage" means the ratio of (i) total assets less all liabilities and indebtedness not represented by "senior securities" to (ii) the amount of "senior securities representing indebtedness" plus the "involuntary liquidation preference" of the Preferred Shares. "Senior security" means any bond, note, or similar security evidencing indebtedness and any class of shares having priority over any other class as to distribution of assets or payment of dividends. "Senior security representing indebtedness" means any "senior security" other than equity shares. The "involuntary liquidation preference" of the Preferred Shares is the amount that holders of Preferred Shares would be entitled to receive in the event of an involuntary liquidation of the Fund in preference to the Common Shares.

In addition, the Fund is not permitted to declare any dividend (except a dividend payable in Common Shares), or to declare any other distribution on its Common Shares, or to purchase any Common Shares, unless the Preferred Shares have at the time of the declaration of any such dividend or other distribution, or at the time of any such purchase of Common Shares, an asset coverage of at least 200% after deducting the amount of such dividend, distribution or purchase price. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary to maintain asset coverage of any Preferred Shares of at least 200%.

If Preferred Shares are outstanding, two of the Fund's Trustees will be elected by the holders of Preferred Shares, voting separately as a class. The remaining Trustees of the Fund will be elected by Common Shareholders and holders of Preferred Shares voting together as a single class. In the unlikely event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the Trustees of the Fund.

The Fund may be subject to certain restrictions imposed by guidelines of one or more NRSROs that may issue ratings for Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these guidelines will impede the Adviser or the Sub-Adviser, as the case may be, from managing the Fund's assets in accordance with the Fund's investment objective and policies. In addition to other considerations, to the extent that the Fund believes that the guidelines required by the NRSROs would impede its ability to meet its investment objective, or if the Fund is unable to obtain its desired rating on Preferred Shares (expected to be AAA/Aaa), the Fund will not issue Preferred Shares.

Effects of Financial Leverage

The Fund has entered into a committed facility agreement with BNP Paribas Prime Brokerage, Inc., pursuant to which the Fund may borrow up to $120 million. Interest payable by the Fund on borrowings under the committed facility agreement is based on 3-month LIBOR plus 1.50%. On May 31, 2009, outstanding Borrowings under the committed facility agreement were $93.3 million, which represented 27.8% of the Fund's total assets. As of May 31, 2009, the interest rate payable by the Fund on Borrowings under the committed facility agreement was 2.16%. Assuming that the Fund's leverage costs remain as described above, then the incremental income generated by the Fund's portfolio (net of estimated expenses including expenses related to the Financial Leverage) must exceed approximately 0.60% to cover such interest specifically related to the debt. These numbers are merely estimates used for illustration. Actual interest rates may vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished pursuant to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund's investment portfolio returns will be. The table further reflects the issuance of Financial Leverage representing approximately 27.8% of the Fund's total assets. See "Risks." The table does not reflect any offering costs of Common Shares or Borrowings.

Assumed portfolio total return	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Common Share total return	(14.68)%	(7.76)%	(0.83)%	6.09%	13.02%

Common Share total return is composed of two elements—the Common Share dividends paid by the Fund (the amount of which is largely determined by the Fund's net investment income after paying the carrying cost of Financial Leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital loss than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the net investment income it receives on its investments is entirely offset by losses on the value of those investments. This table reflects the hypothetical performance of the Fund's portfolio and not the performance of the Fund's Common Shares, the value of which will be determined by market and other factors.

During the time in which the Fund is utilizing Financial Leverage, the amount of the fees paid to the Adviser and the Sub-Adviser for investment advisory services will be higher than if the Fund did not utilize Financial Leverage because the fees paid will be calculated based on the Fund's Managed Assets which may create a conflict of interest between the Adviser and the Sub-Adviser and the Common Shareholders. Because the Financial Leverage costs will be borne by the Fund at a specified rate, only the Fund's Common Shareholders will bear the cost of the Fund's fees and expenses. The Fund generally will not use Financial Leverage if the Adviser and the Sub-Adviser anticipate that such use would result in a lower return to Common Shareholders for any significant amount of time.

Interest Rate Transactions

In connection with any such use by the Fund's of Financial Leverage, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed-rate payment in exchange for the counterparty's paying the Fund a variable rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's Financial Leverage. The payment obligation would be based on the notional amount of the swap, which will not exceed the amount of the Fund's Financial Leverage.

The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable-rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund's receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund will treat such amounts as illiquid.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate instruments could enhance or harm the overall performance of the Common Shares. To the extent that there is a decline in interest rates, the net amount receivable by the Fund under the interest rate swap or cap could decline and could thus result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings if the Fund must make net payments to the counterparty. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings if the Fund receives net payments from the counterparty. Buying interest rate caps could enhance the performance of the Common Shares by limiting the Fund's maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares if the premium paid by the Fund to the counterparty exceeds the additional cost of the Financial Leverage that the Fund would have been required to pay had it not entered into the cap agreement.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the costs of the Financial Leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that the Sub-Adviser believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Sub-Adviser will regularly monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.

The Fund may choose or be required to prepay Borrowings. Such a prepayment would likely result in the Fund's seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund. There may also be penalties associated with early termination.

RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Not a Complete Investment Program

The Fund is intended for investors seeking a high level of current income and capital appreciation over the long term. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in the Common Shares of the Fund should not be considered a complete investment program. Each Common Shareholder should take into account the Fund's investment objective as well as the Common Shareholder's other investments when considering an investment in the Fund.

Investment and Market Risk

An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. An investment in the Common Shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of those securities may fluctuate, sometimes rapidly and unpredictably. The value of the securities owned by the Fund will affect the value of the Common Shares. At any point in time, your Common Shares may be worth less than your original investment, including the reinvestment of Fund dividends and distributions.

Risks of Investing in MLP Units

An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example, a conflict may arise as a result of incentive distribution payments.

Tax Risks

As a result of the unique characteristics of MLP investments, the Fund will be subject to certain tax related risks.

MLP Tax Risk. The Fund's ability to meet its investment objective will depend largely on the amount of the distributions it receives (in relation to the taxable income it recognizes) with respect to its investments in the MLP entities, which is something over which the Fund has no control. Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner of a partnership, in computing its U.S. federal income tax liability, will include its allocable share of the partnership's income, gains, losses, deductions and expenses. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a substantial decline in the value of the Common Shares.

Tax Law Change Risk. Changes in the tax laws, or interpretations thereof, could adversely affect the Fund, the MLPs in which the Fund invests and/or the Fund's shareholders. For example, if as a result of a change in the tax laws, MLPs are required to be treated as corporations rather than a partnerships for tax purposes, MLPs would be subject to entity level tax at corporate tax rates and any distributions received by the Fund from an MLP would be treated as dividend income to the extent it was attributable to the MLP's current or accumulated earnings and profits. Such treatment would negatively impact the amount and tax characterization of distributions received by the Fund's shareholders.

Deferred Tax Risks of MLP Investments. To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund's allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Historically, MLPs have been able to offset a significant portion of their income with tax deductions. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP's tax deductions is essentially treated as tax-deferred return of capital. However, any such deferred tax will be reflected in the Fund's adjusted basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes on the sale of any such equity securities. In addition, the Fund will incur a current income tax liability on the portion of a distribution from the MLP that is not offset by the MLP's tax deductions. The percentage of an MLP's distributions that is offset by the MLP's tax deductions will fluctuate over time. For example, new acquisitions by MLPs generate accelerated depreciation and other tax deductions, and therefore a decline in acquisition activity by the MLPs owned by the Fund could increase the Fund's current tax liability. If the percentage of the distributions received by the Fund that is offset by tax deductions declines, or the Fund's portfolio turnover increases, the portion of the distributions paid by Fund that is treated as tax-deferred return of capital and/or capital gain, as the case may be, would be reduced and the portion treated as taxable dividend income would be increased. This generally would result in lower after-tax distributions to shareholders.

The Fund will accrue deferred income taxes for its future tax liability associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation of its investments. For purposes of estimating deferred tax asset or liability for financial statement reporting and determining its net asset value, the Fund will be required to rely, to some extent, on information provided by the MLPs in which it invests. Such information may not be received in a timely manner. Accordingly, the Fund will, from time to time, modify its estimates or assumptions regarding its deferred tax asset or liability as new information becomes available. Upon the sale of an equity security in an MLP, the Fund generally will be liable for any previously deferred taxes.

Affiliated Party Risk

Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. Were their parent or sponsor entities to fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.

Equity Securities Risk

A substantial percentage of the Fund's assets will be invested in equity securities, including MLP common units, MLP subordinated units, MLP preferred units, equity securities of MLP Affiliates, including I-Shares, and common stocks of other issuers. Equity risk is the risk that MLP units or other equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, MLP units or other equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

MLP subordinated units typically are convertible to MLP common units at a one-to-one ratio. The price of MLP subordinated units is typically tied to the price of the corresponding MLP common unit, less a discount. The size of the discount depends upon a variety of factors, including the likelihood of conversion, the length of time remaining until conversion and the size of the block of subordinated units being purchased or sold.

I-Shares represent an indirect investment in MLP I-units. Prices and volatilities of I-Shares tend to correlate to the price of common units. Holders of I-Shares are subject to the same risks as holders of MLP common units.

Concentration Risk

Because the Fund is focused in MLP entities in the energy, natural resources and real estate sectors of the economy, concentration in such sectors may present more risks than if the Fund were broadly diversified over numerous sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in such sectors. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.

Energy Sector Risks

Many MLP entities operate within the energy sector. Therefore, a substantial portion of the MLP entities in which the Fund invests are engaged primarily in the energy sector of the economy. As a result, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting the energy sector. There are several risks associated with investments in MLP entities and other companies operating in the energy sector, including the following:

Commodity Price Risk. MLP entities and other companies operating in the energy sector may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, in the short- and long-term. Fluctuations in energy commodity prices would directly impact companies that own such energy commodities and could indirectly impact companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy-consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries ("OPEC"); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. High commodity prices may drive further energy conservation efforts and a slowing economy may adversely impact energy consumption which may adversely affect the performance of MLPs and other companies operating in the energy sector. Recent economic and market events have fueled concerns regarding potential liquidations of commodity futures and options positions. The long-term impact of recent hurricanes in the Texas Gulf Coast area on the energy infrastructure industry is not yet known. Declines in commodity prices from recent historic highs may adversely effect the performance of MLPs and other companies operating in the energy sector.

Supply and Demand Risk. MLP entities and companies operating in the energy sector may be impacted by the levels of supply and demand for energy commodities. MLP entities and other companies operating in the energy sector could be adversely affected by reductions in the supply of or demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.

Depletion Risk. MLP entities and other energy companies engaged in the exploration, development, management or production of energy commodities face the risk that commodity reserves are depleted over time. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities or exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies. If such companies fail to acquire additional reserves in a cost-effective manner and at a rate at least equal to the rate at which their existing reserves decline, their financial performance may suffer. Additionally, failure to replenish reserves could reduce the amount and affect the tax characterization of the distributions paid by such companies.

Regulatory Risk. The energy sector is highly regulated. MLP entities and other companies operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Examples of governmental regulations which impact MLP entities and other companies operating in the energy sector include regulation of the construction, maintenance and operation of facilities, environmental regulation, safety regulation, labor regulation, trade regulation and the regulation of the prices charged for products and services. Compliance with these regulations is enforced by numerous governmental agencies and authorities through administrative, civil and criminal penalties. Stricter laws or regulations or stricter enforcement policies with respect to existing regulations would likely increase the costs of regulatory compliance and could have an adverse effect on the financial performance of MLP entities and other companies operating in the energy sector.

Acquisition Risk. MLP entities owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. The ability of such MLP entities to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that MLP entities are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to unit holders will be limited. There are risks inherent in any acquisition, including erroneous assumptions regarding revenues, acquisition expenses, operating expenses, cost savings and synergies; assumption of liabilities; indemnification; customer losses; key employee defections; distraction from other business operations; and unanticipated difficulties in operating or integrating new product areas and geographic regions.

Interest Rate Risk. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLP entities and other companies operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLP entities and other companies operating in the energy sector in which the Fund invests. Rising interest rates may also impact the price of the securities of MLP entities and other companies operating in the energy sector as the yields on alternative investments increase.

Weather Risks. Weather plays a role in the seasonality of some MLP Entities' cash flows. MLP Entities in the propane industry, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane MLP Entities experience decreased demand for their product. Although most MLP Entities can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the Gulf Coast in recent years, demonstrate that no amount of preparation can protect an MLP Entity from the unpredictability of the weather. The damage done by extreme weather also may serve to increase many MLP Entities' insurance premiums.

Catastrophic Event Risk. MLP entities and other companies operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of MLP entities and other companies operating in the energy sector. MLP entities and other companies operating in the energy sector may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies' financial conditions and ability to pay distributions to shareholders.

Industry Specific Risks. MLP-related entities and energy companies are also subject to risks that are specific to the industry they serve.

Midstream MLPs entities and energy companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Propane MLP entities are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

MLPs entities and energy companies with coal assets are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, the level of their customers' coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others.

Marine transportation companies are exposed to the highly cyclical nature of the tanker industry and may be subject to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Changes in demand for transportation of oil over longer distances and the supply of tankers to carry that oil may materially affect the revenues, profitability and cash flows of tanker companies. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

Other Sector Risks

The Fund also may invest in securities of MLP entities in the natural resources sector and the real estate sector, among other sectors, which may subject the Fund to additional risks associated with investments in those sectors.

Natural Resources Sector Risks. The natural resources sector includes companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies. The Fund's investments in MLP entities and other companies operating in the natural resources sector will be subject to the risk that prices of these securities may fluctuate widely in response to the level and volatility of commodity prices; exchange rates; import controls; domestic and global competition; environmental regulation and liability for environmental damage; mandated expenditures for safety or pollution control; the success of exploration projects; depletion of resources; tax policies; and other governmental regulation. Investments in the natural resources sector can be significantly affected by changes in the supply of or demand for various natural resources. The value of investments in the natural resources sector may be adversely affected by a change in inflation.

Real Estate Sector Risks. The Fund may invest in MLP entities in the real estate sector, which may develop land; own or manage residential, commercial and undeveloped properties; own mortgage securities; and provide financing to owners and developers of multi-family housing or other real estate or building ventures. To the extent that the Fund invests in securities of MLP entities and other companies operating in the real estate sector, the Fund's performance may be linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. Changes in interest rates or inflation may adversely affect the value of investments in the real estate sector. Other factors such as catastrophic events, lack of adequate insurance and environmental issues may contribute to the risks of a real estate investment.

Small Capitalization Risk

The Fund may invest in securities of MLP entities and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indices, which present unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLP entities with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Restricted Securities Risk

The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on their resale. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope. To dispose of a restricted security that the Fund has a contractual right to sell, the Fund may first be required to cause the security to be registered. A considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell, during which time the Fund would bear market risks.

Cash Flow Risk

The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLP entities. The amount and tax characterization of cash available for distribution by an MLP entity depends upon the amount of cash generated by such entity's operations. Cash available for distribution by MLP entities will vary widely from quarter to quarter and is affected by various factors affecting the entity's operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP entity has available for distribution in a given period.

Risks Associated with Options on Securities

There are several risks associated with transactions in options on securities. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

Liquidity Risk

MLP common units, and equity securities of MLP Affiliates, including I-Shares, and other issuers often trade on national securities exchanges, including the NYSE, the AMEX and the NASDAQ. However, certain securities, including those of issuers with smaller capitalizations, may trade less frequently. The market movements of such securities with limited trading volumes may be more abrupt or erratic. As a result of the limited liquidity of such securities, the Fund could have greater difficulty selling such securities at the time and price that the Fund would like and may be limited in its ability to make alternative investments.

Valuation Risk

Market prices generally will be unavailable for some of the Fund's investments, including MLP subordinated units, direct ownership of general partner interests and restricted or unregistered securities of certain MLP entities and private companies. The value of such securities will be determined by fair valuations determined by the Board of Trustees or its designee in accordance with procedures governing the valuation of portfolio securities adopted by the Board of Trustees. Proper valuation of such securities may require more reliance on the judgment of the Sub-Adviser than for valuation of securities for which an active trading market exists. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP's taxable income in computing its own taxable income. Deferred income taxes in the financial statements of the Fund reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis of the Fund's assets, (ii) the net tax effects of temporary differences between the carrying amounts of such assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the criterion established by the Statement of Financial Accounting Standards, Accounting for Income Taxes ("SFAS" No. 109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax asset or liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax asset or liability.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities, such as preferred and debt securities, and certain equity securities will decline in value because of a rise in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The net asset value and market price of the Common Shares will tend to decline as a result of the Fund's investment in such securities if market interest rates rise.

During periods of declining interest rates, the issuer of a fixed-income security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem such a security if the issuer can refinance it at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of a lower likelihood of prepayments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

In typical interest rate environments, prices of fixed income securities with longer maturities generally fluctuate more in response to changes in interest rates than do the prices of fixed income securities with shorter-term maturities. Because the Fund may invest a portion of its assets in fixed-income securities without regard to their maturities, to the extent the Fund invests in fixed income securities with longer maturities, the net asset value and market price of the Common Shares would fluctuate more in response to changes in interest rates than if the Fund were to invest such portion of its assets in shorter-term fixed income securities.

Market interest rates for investment grade fixed income securities in which the Fund may invest are significantly below historical average rates for such securities. Interest rates below historical average rates may result in increased risk that these rates will rise in the future (which would cause the value of the Fund's net assets to decline) and may increase the degree to which asset values may decline in such events.

Lower Grade Securities Risk

The Fund may invest in fixed-income securities rated below investment grade (that is, rated Ba or lower by Moody's; BB or lower by S&P; comparably rated by another statistical rating organization; or, if unrated, as determined by the Sub-Adviser to be of comparable credit quality), which are commonly referred to as "junk bonds." Investment in securities of below-investment grade quality involves substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for debt securities of below-investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities.

Portfolio Turnover Risk

The Fund's portfolio turnover rate may vary greatly from year to year. The Fund cannot predict its annual portfolio turnover rate with accuracy; however, under normal market conditions it is not expected to exceed 30%. Portfolio turnover rate will not be considered as a limiting factor in the execution of the Fund's investment decisions. High portfolio turnover may result in the Fund's recognition of gains that will be taxable as ordinary income and may increase the Fund's current and accumulated earnings and profits, which will result in a greater portion of distributions to Common Shareholders being treated as dividends. Additionally, high portfolio turnover results in correspondingly higher brokerage commissions and transaction costs borne by the Fund.

Foreign Securities Risk

Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing a loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

The Fund expects that its investments in foreign securities will primarily consist of sponsored ADRs. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Derivatives Risk

In addition to the covered call option strategy described above, the risks of which are described above, the Fund may, but is not required to, utilize futures contracts, options and over-the-counter derivatives contracts, among other Strategic Transactions, for purposes such as to seek to earn income, facilitate portfolio management and mitigate risks. Participation in options or futures markets transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies (other than its covered call writing strategy). If the Sub-Adviser's prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of options, futures contracts and options on futures contracts and securities indices include:

•  dependence on the Sub-Adviser's ability to predict correctly movements in the direction of interest rates and securities prices;

•  imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged;

•  the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

•  the possible absence of a liquid secondary market for any particular instrument at any time;

•  the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

•  the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain "cover" or to segregate securities in connection with the hedging techniques; and

•  the creditworthiness of counterparties.

Futures Transactions. The Fund may invest in futures contracts. Futures and options on futures entail certain risks, including but not limited to the following:

•  no assurance that futures contracts or options on futures can be offset at favorable prices;

•  possible reduction of the return of the Fund due to their use for hedging;

•  possible reduction in value of both the securities hedged and the hedging instrument;

•  possible lack of liquidity due to daily limits on price fluctuations;

•  imperfect correlation between the contracts and the securities being hedged; and

•  losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Market Discount Risk

The Fund's Common Shares have a limited trading history and have traded both at a premium and at a discount in relation to NAV. The Fund cannot predict whether the Common Shares will trade in the future at a premium or discount to NAV. Shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases have traded above NAV. Continued development of alternative vehicles for investment in securities of MLP entities may contribute to reducing or eliminating any premium or may result in the Common Shares trading at a discount. The risk of the Common Shares trading at a discount is a risk separate from the risk of a decline in the Fund's NAV as a result of the Fund's investment activities. The Fund's NAV will be reduced immediately following an offering of the Common Shares due to the costs of such offering, which will be borne entirely by the Fund. The sale of Common Shares by the Fund (or the perception that such sales may occur) may have an adverse effect on prices of Common Shares in the secondary market. An increase in the number of Common Shares available may put downward pressure on the market price for Common Shares. The Fund may, from time to time, seek the consent of holders of Common Shares to permit the issuance and sale by the Fund of Common Shares at a price below the Fund's then-current NAV, subject to certain conditions, and such sales of Common Shares at price below NAV, if any, may increase downward pressure on the market price for Common Shares. These sales, if any, also might make it more difficult for the Fund to sell additional Common Shares in the future at a time and price it deems appropriate.

Whether Common Shareholder will realize a gain or loss upon the sale of Common Shares depends upon whether the market value of the Common Shares at the time of sale is above or below the price the Common Shareholder paid, taking into account transaction costs for the Common Shares, and is not directly dependent upon the Fund's NAV. Because the market value of the Common Shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors outside the Fund's control, the Fund cannot predict whether the Common Shares will trade at, below or above NAV, or at, below or above the public offering price for the Common Shares.

Dilution Risk

The voting power of current Common Shareholders will be diluted to the extent that current Common Shareholders do not purchase Common Shares in any future offerings of Common Shares or do not purchase sufficient Common Shares to maintain their percentage interest. If the Fund is unable to invest the proceeds of such offering as intended, the Fund's per Common Share distribution may decrease and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned. If the Fund sells Common Shares at a price below NAV pursuant to the consent of holders of Common Shares, shareholders will experience dilution of the aggregate NAV per Common Share because the sale price will be less than the Fund's then-current NAV per Common Share. This dilution will be experienced by all shareholders, irrespective of whether they purchase Common Shares in any such offering. See "Description of Capital Structure—Common Shares—Issuance of Additional Common Shares."

Other Investment Companies Risk

The Fund may invest in securities of other open- or closed-end investment companies. As a stockholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in this prospectus.

Royalty Trust Risk

Royalty trusts are, in some respects, similar to certain MLPs and include risks similar to those MLPs, including commodity price volatility risk, cash flow risk and depletion risk.

Financial Leverage Risk

Although the use of Financial Leverage by the Fund may create an opportunity for increased after-tax total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage proceeds are greater than the cost of Financial Leverage, the Fund's return will be greater than if Financial Leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage, the return to the Fund will be less than if Financial Leverage had not been used.

Financial Leverage involves risks and special considerations for shareholders, including the likelihood of greater volatility of net asset value, market price and dividends on the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Financial Leverage that the Fund must pay will reduce the return to the Common Shareholders; and the effect of Financial Leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares.

It is also possible that the Fund will be required to sell assets, possibly at a loss, in order to redeem or meet payment obligations on any leverage. Such a sale would reduce the Fund's net asset value and also make it difficult for the net asset value to recover. The Fund in its best judgment nevertheless may determine to continue to use Financial Leverage if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

Because the fees received by the Adviser and Sub-Adviser are based on the Managed Assets of the Fund (including the proceeds of any Financial Leverage), the Adviser and Sub-Adviser have a financial incentive for the Fund to utilize Financial Leverage, which may create a conflict of interest between the Adviser and the Sub-Adviser and the Common Shareholders. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.

Recent economic and market event have contributed to severe market volatility and caused severe liquidity strains in the credit markets. If dislocations in the credit markets continue, the Fund's leverage costs may increase and there is a risk that the Fund may not be able to renew or replace existing leverage on favorable terms or at all. If the cost of leverage is no longer favorable, or if the Fund is otherwise required to reduce its leverage, the Fund may not be able to maintain distributions on common shares at historical levels and common shareholders will bear any costs associated with selling portfolio securities.

Competition Risk

Since the time of the Fund's initial public offering a number of alternative vehicles for investment in a portfolio of MLPs and their affiliates, including other publicly traded investment companies and private funds, have emerged. In addition, recent tax law changes have increased the ability of regulated investment companies or other institutions to invest in MLPs. These competitive conditions may adversely impact the Fund's ability to meet its investment objective, which in turn could adversely impact its ability to make dividend payments.

Delay in Investing the Proceeds of this Offering

Although the Fund currently intends to invest the proceeds from any sale of the Common Shares offered hereby as soon as practicable following the completion of such offering, such investments may be delayed if suitable investments are unavailable at the time. The trading market and volumes for MLP entities and energy company shares may at times be less liquid than the market for other securities. Prior to the time the proceeds of this offering are invested, such proceeds may be invested in cash, cash equivalents or other securities, pending investment in MLP entitie or energy company securities. Income received by the Fund from these securities would subject the Fund to corporate tax before any distributions to Common Shareholders. As a result, the return and yield on the Common Shares following any offering pursuant to this Prospectus may be lower than when the Fund is fully invested in accordance with its objective and policies. See "Use of Proceeds."

Affiliated Transaction Restrictions

From time to time, the Fund may "control" or may be an "affiliate", each as defined in the 1940 Act, of one or more portfolio companies. In general, under the 1940 Act, the Fund would "control" a portfolio company if it owned 25% or more of its outstanding voting securities and would be an "affiliate" of a portfolio company if it owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Adviser and Sub-Adviser), principal underwriters and affiliates of those affiliates or underwriters. Under these restrictions, the Fund and any portfolio company that the Fund controls are generally prohibited from knowingly participating in a joint transaction, including co-investments in a portfolio company, with an affiliated person, including any trustees or officers of the Fund, the Adviser or Sub-Adviser or any entity controlled or advised by any of them. These restrictions also generally prohibit the Fund's affiliates, principal underwriters and affiliates of those affiliates or underwriters from knowingly purchasing from or selling to the Fund or any portfolio company controlled by the Fund certain securities or other property and from lending to and borrowing from the Fund or any portfolio company controlled by the Fund monies or other properties. The Fund and its affiliates may be precluded from co-investing in private placements of securities, including in any portfolio companies controlled by the Fund. The Fund, its affiliates and portfolio companies controlled by the Fund may from time to time engage in certain joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain positions promulgated by the SEC. There can be no assurance that the Fund would be able to satisfy these conditions with respect to any particular transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions or the type of investments that the Fund could make.

Legislation Risk

At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which the Fund invests. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the issuers of the assets held in the Fund to achieve their business goals, and hence, for the Fund to achieve its investment objective.

Non-Diversified Status

The Fund is a non-diversified investment company under the 1940 Act and will not elect to be treated as a regulated investment company under the Code. As a result, there are no regulatory requirements under the 1940 Act or the Code that limit the proportion of the Fund's assets that may be invested in securities of a single issue. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. There are currently approximately 75 publicly traded MLPs. The fund will select its investments in MLPs from this small pool of issuers together with securities issued by any newly public MLPs, and will invest in securities of other MLP entities and securities of issuers other than MLP entities, consistent with its investment objective and policies. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's Common Shares.

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. In acting as the Fund's sub-adviser, responsible for management of the Fund's its portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Terrorism and Market Disruption Risk

As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Global political and economic instability could affect the operations of MLP entities and other companies in the energy and natural resources sectors in unpredictable ways, including through disruptions of natural resources supplies and markets and the resulting volatility in commodity prices. The U.S. government has issued warnings that natural resources assets, specifically pipeline infrastructure and production, transmission and distribution facilities, may be future targets of terrorist activities. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

Recent Market and Economic Developments

Recently global financial markets have experienced periods of unprecedented turmoil. The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broader market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the concerns that other financial institutions as well as the global financial system are also experiencing severe economic distress have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These events contributed to severe market volatility and caused severe liquidity strains in the credit markets, which have adversely impacted the Fund's net asset value and market price and resulted in heightened volatility in the performance of the Fund's portfolio investments.

On October 3, 2008, the U.S. Congress enacted the Emergency Economic Stabilization Act of 2008 ("EESA"), which included the Troubled Asset Relief Plan ("TARP"). TARP is a $700 billion program which permits the U.S. Secretary of the Treasury (the "Treasury Secretary") to buy certain troubled assets. Financial institutions eligible to participate in TARP include, but are not necessarily limited to, depository institutions, brokers and dealers and insurance companies that are established and regulated under U.S. laws and have significant operations in the U.S. The announced initial focus of EESA was commercial and residential mortgages and mortgage-related securities; however, the Treasury Secretary is authorized to purchase any other type of financial instrument if the Treasury Secretary determines that such purchase is necessary to promote financial market stability. As of mid-November 2008, the Treasury Secretary announced revisions to TARP including a shifted focus towards strengthening financial institution balance sheets through direct purchases of equity in financial institutions rather than on purchasing troubled assets and additional changes may be made to TARP over time. The implications of government ownership and disposition of these assets and equity stakes are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund's investments.

On February 13, 2009, the U.S. Congress enacted the American Recovery and Reinvestment Act of 2009 (the "ARRA"). The ARRA is intended to stimulate the growth of the U.S. economy. The Federal Government, Federal Reserve and other governmental and regulatory bodies have taken or are considering taking other actions to address the financial crisis. There can be no assurance as to what impact such actions will have on the financial markets.

The recent instability in the financial markets discussed above has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objectives.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund's portfolio holdings.

These events have adversely affected the willingness of some lenders to extend credit, in general, which may make it more difficult for issuers in which the Fund invests to finance their operations. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value of the Fund's Common Shares. These developments may increase the volatility of the value of securities owned by the Fund. These developments also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis.

The current financial market situation, as well as various social, political, and psychological tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets; and may cause further economic uncertainties or deterioration in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn, could adversely impact the Fund's portfolio. The Adviser and the Sub-Adviser do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets in the Fund's portfolio. The Adviser and the Sub-Adviser intend to monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objective, but there can be no assurance that it will be successful in doing so. Given the risks described above, an investment in Common Shares may not be appropriate for all prospective investors. A prospective investor should carefully consider his or her ability to assume these risks before making an investment in the Fund.

Anti-Takeover Provisions

The Fund's Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See "Anti-Takeover and Other Provisions in the Fund's Governing Documents."

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is broadly responsible for the management of the Fund, including general supervision of the duties performed by the Adviser and the Sub-Adviser. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

The Adviser

Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, Inc. ("Claymore Group"), acts as the Fund's investment adviser. The Adviser acts as investment adviser to a number of closed-end and open-end investment companies. As of June 30, 2009, Claymore entities have provided supervision, management and/or servicing on $11.3 billion in assets through closed-end funds, unit investment trusts, mutual funds, separately managed accounts and exchange-traded funds. The Adviser is a Delaware limited liability company, with its principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532.

Claymore Group is an indirect subsidiary of Guggenheim Partners, LLC ("Guggenheim Partners"), a diversified financial services firm with more than 525 dedicated professionals. The firm provides capital markets services, portfolio and risk management expertise, wealth management, investment advisory and family office services. Clients are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions that have entrusted Guggenheim Partners with the supervision of more than $100 billion of assets. The firm provides clients service from a global network of offices throughout the Americas, Europe, and Asia.

In connection with the merger transaction between Guggenheim Partners and Claymore Group, the Board of Trustees approved, on September 23, 2009, an interim advisory agreement between the Adviser and the Fund, which became effective upon the closing of the transaction on October 14, 2009 (the "Interim Advisory Agreement"). The Board of Trustees also approved the submission to shareholders of the Fund of a new advisory agreement between the Adviser and the Fund for their approval, which, if approved by shareholders, will be entered into by the Fund and the Adviser as of the date of such approval (the "New Advisory Agreement"). Pursuant to the Interim Advisory Agreement, the Adviser currently serves as investment adviser to the Fund on an interim basis, for a period of time not to exceed 150 days, while shareholder approval of the New Advisory Agreement is sought. A discussion regarding the basis for the approval of the Interim Advisory Agreement and the New Advisory Agreement by the Board of Trustees will be available in the Fund's annual report to shareholders for the period ending November 30, 2009.

Pursuant to the Interim Advisory Agreement and the New Advisory Agreement, the Fund pays or will pay to the Adviser a fee, payable monthly, in an annual amount equal to 1.00% of the Fund's average Managed Assets (from which the Adviser pays or will pay the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average Managed Assets). Fees payable pursuant to the Interim Advisory Agreement will be held in an interest-bearing escrow account with the Fund's custodian or a bank. If a majority of the Fund's outstanding voting securities approve the New Advisory Agreement by the end of the 150-day interim period, the amount in the escrow account (including interest earned) will be paid to the Adviser. If a majority of the Fund's outstanding voting securities do not approve the New Advisory Agreement, the Adviser will be paid, out of the escrow account, the lesser of (a) any costs incurred in performing the Interim Advisory Agreement (plus interest earned on that amount while in escrow), or (b) the total amount in the escrow account (plus interest earned).

The Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of the Fund's Sub-Adviser, provides personnel, including certain officers required for its administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates.

In addition to the fees of the Adviser, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Adviser), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of the Fund's independent registered public accounting firm, expenses of repurchasing shares, listing expenses, expenses of preparing, printing and distributing prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

The Sub-Adviser

Fiduciary Asset Management, LLC acts as the Fund's sub-adviser. The Sub-Adviser is a Missouri limited liability company, located at 8235 Forsyth Blvd., Ste. 700, St. Louis, Missouri 63105, and is a registered investment adviser and serves as investment adviser or portfolio supervisor to investment portfolios with approximately $12.6 billion in assets as of June 30, 2009, including one other closed-end investment company, which focuses its investments in MLPs.

The Sub-Adviser was founded in 1994 and has managed master limited partnership portfolios for clients since 1995. The Sub-Adviser invests in a broad range of equity, hedged equity, master limited partnership, and fixed income securities for institutional and high net worth clients, including Fortune 500 companies, public pensions and large endowments and foundations.

Since September 2007, the Sub-Adviser has been a wholly-owned subsidiary of Piper Jaffray Companies ("Piper Jaffray"). Piper Jaffray is a leading, international middle-market investment bank and institutional securities firm, serving the needs of middle market corporations, private equity groups, public entities, nonprofit clients and institutional investors. Founded in 1895, Piper Jaffray provides a comprehensive set of products and services, including equity and debt capital markets products; public finance services; mergers and acquisitions advisory services; high-yield and structured products; institutional equity and fixed- income sales and trading; and equity and high-yield research. With headquarters in Minneapolis, Piper Jaffray has 25 offices across the United States and international locations in London and Shanghai.

In connection with the merger transaction between Guggenheim Partners and Claymore Group, the Board of Trustees approved, on September 23, 2009, an interim sub-advisory agreement among the Adviser, the Sub-Adviser and the Fund, which became effective upon the closing of the transaction on October 14, 2009 (the "Interim Sub-Advisory Agreement"). The Board of Trustees also approved the submission to shareholders of the Fund of a new sub-advisory agreement among the Adviser, the Sub-Adviser and the Fund for their approval, which, if approved by shareholders, will be entered into by such parties as of the date of such approval (the "New

Sub-Advisory Agreement"). Pursuant to the Interim Sub-Advisory Agreement, the Sub-Adviser currently serves as investment sub-adviser to the Fund on an interim basis, for a period of time not to exceed 150 days, while shareholder approval of the New Sub-Advisory Agreement is sought. A discussion regarding the basis for the approval of the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement by the Board of Trustees will be available in the Fund's annual report to shareholders for the period ending November 30, 2009.

Pursuant to the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Adviser pays to the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average Managed Assets. Fees payable pursuant to the Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account with the Fund's custodian or a bank. If a majority of the Fund's outstanding voting securities approve the New Sub-Advisory Agreement by the end of the 150-day interim period, the amount in the escrow account (including interest earned) will be paid to the Sub-Adviser. If a majority of the Fund's outstanding voting securities do not approve the New Sub-Advisory Agreement, the Sub-Adviser will be paid, out of the escrow account, the lesser of (a) any costs incurred in performing the Interim Sub-Advisory Agreement (plus interest earned on that amount while in escrow), or (b) the total amount in the escrow account (plus interest earned).

The Sub-Adviser, under the supervision of the Fund's Board of Trustees, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates.

Portfolio Management

James J. Cunnane, Jr. and Quinn T. Kiley are primarily responsible for the day-to-day management of the registrant's portfolio.

Mr. Cunnane has served as portfolio manager of the Fund since the Fund's inception. Mr. Cunnane serves as the Sub-Adviser's Chief Investment Officer, oversees the Sub-Adviser's four investment product lines and chairs the Sub-Adviser's Risk Management Committee. He has been a Flex Core Equity and Master Limited Partnership portfolio manager since joining the Sub-Adviser in 1996. Mr. Cunnane has 17 years of portfolio management and securities research experience. He is a member of the Sub-Adviser's Strategy Committee and is actively involved with the Sub-Adviser's macroeconomic assessment and top-down approach to portfolio management. Prior to joining the Sub-Adviser, Mr. Cunnane worked as a research analyst with A.G. Edwards & Sons. Mr. Cunnane also worked as an analyst for Maguire Investment Advisors, where he gained extensive experience in the development of master limited partnership and small- and mid-cap stock portfolios. Mr. Cunnane, holds a B.S. in finance from Indiana University, is a Chartered Financial Analyst (CFA), and serves on the investment committee of the Archdiocese of St. Louis.

Mr. Kiley has served as portfolio manager of the Fund since 2008. Mr. Kiley is the Team Leader of the Sub-Adviser's Master Limited Partnerships product and is responsible for portfolio management of the Sub-Adviser's various energy infrastructure assets. Prior to joining the Sub-Adviser in 2005, Mr. Kiley was Vice President of Corporate & Investment Banking at Banc of America Securities in New York. He was responsible for executing strategic advisory and financing transactions for clients in the Energy & Power sectors. Mr. Kiley holds a B.S. with Honors in Geology from Washington & Lee University, a M.S. in Geology from the University of Montana, a Juris Doctorate from Indiana University School of Law, and a M.B.A. from the Kelley School of Business at Indiana University. Mr. Kiley has been admitted to the New York State Bar.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities of the Fund.

NET ASSET VALUE

The net asset value of the Common Shares is calculated by subtracting the Fund's total liabilities (including from current and deferred incomes taxes and from Borrowings) and the liquidation preference of any outstanding Preferred Shares from total assets (the market value of the securities the Fund holds plus cash and other assets). The per share net asset value is calculated by dividing its net asset value by the number of Common Shares outstanding and rounding the result to the nearest full cent. Information that becomes known to the Fund or its agent after the Fund's net asset value has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund's net asset value determined earlier that day. These procedures will be used in determining the value of the portfolio of securities held by the Fund on each Thursday that the NYSE is open for business, on the last business day of the month and on any other day on which the net asset value per Common Share of the Fund is determined (each, a "Valuation Date"). On each Valuation Date, the Fund's investments are valued after the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, using available market quotations or at fair value, each as described below.

The Fund values readily marketable securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded primarily on the NASDAQ are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by the NASDAQ each business day. The NOCP is the most recently reported price as of 4:00 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, the NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. The Fund values exchange-traded options and other derivative contracts at the mean of the best bid and ask prices at the close on those exchanges on which they are traded. The Fund values all other types of securities and assets, including restricted securities and securities for which market quotations are not readily available, by a method that the Trustees of the Fund believe accurately reflects fair value.

When the Fund writes a call or put option, it records the premium received as an asset and equivalent liability and, thereafter, adjusts the liability to the market value of the option determined in accordance with the preceding paragraph. Any option transaction that the Fund enters into may, depending on the applicable market environment, have no value or a positive value.

The Fund's securities traded primarily in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when Common Shareholders have no ability to trade the Common Shares on the NYSE.

The Fund values certain of its securities on the basis of bid quotations from independent pricing services or principal market makers, or, if quotations are not available, by a method that the Board of Trustees believes accurately reflects fair value. The Fund periodically verifies valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.

The Fund values securities for which market quotations are not readily available, including restricted securities, in accordance with valuation guidelines that the Trustees of the Fund believe accurately reflect fair value. In addition, the Adviser or Sub-Adviser believes that the price of a security obtained under the Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based upon such valuation guidelines.

As a limited partner in the MLPs, the Fund includes its allocable share of the MLP's taxable income in computing its own taxable income. Deferred income taxes in the financial statements of the Fund reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis of the Fund's assets, (ii) the net tax effects of temporary differences between the carrying amounts of such assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the criterion established by the Statement of Financial Accounting Standards, Accounting for Income Taxes ("SFAS" No. 109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax asset or liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax asset or liability.

Any derivative transaction that the Fund enters into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating net asset value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

DISTRIBUTIONS

The Fund intends to pay substantially all of its net investment income to Common Shareholders through quarterly distributions. Net investment income of the Fund will consist of cash and paid-in-kind distributions from MLP entities, dividends from common stocks, interest from debt securities, gains from options transactions and income from other investments of the Fund; less operating expenses, taxes on the Fund's taxable income, and the costs of any Financial Leverage utilized by the Fund. Expenses of the Fund will be accrued each day. The Fund anticipates that, due to the tax characterization of cash distributions made by MLPs in which the Fund invests, a significant portion of the Fund's distributions to Common Shareholders will consist of tax-deferred return of capital. We cannot assure you, however, as to what percentage of the dividends paid on the Common Shares will consist of tax-deferred return of capital. All realized capital gains, if any, net of applicable taxes, will be retained by the Fund.

Distributions by the Fund, whether paid in cash or in additional Common Shares, will be taken into account in measuring the performance of the Fund with respect to its investment objective.

Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the quarterly dividend which, in the Fund's good faith judgment, constitutes long-term capital gain, short-term capital gain, investment income or a return of capital. The actual character of such dividend distributions for U.S. federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund's full year performance and its actual net income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the quarterly estimates.

To permit the Fund to maintain more stable quarterly distributions, the Fund may initially distribute less than the entire amount of the net investment income earned in a particular period. The undistributed net investment income may be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of net investment income actually earned by the Fund during the period and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Over time, all the net investment income of the Fund will be distributed. Undistributed net investment income is included in the Common Shares' net asset value, and, correspondingly, distributions from net investment income will reduce the Common Shares' net asset value.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

Under the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), a Common Shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by The Bank of New York Mellon, which is agent under the Plan, unless the Common Shareholder elects to receive cash. Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the Common Shareholder elects to receive distributions in cash. Common Shareholders who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Common Shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by The Bank of New York Mellon as dividend disbursing agent.

Under the Plan, whenever the market price of the Common Shares is equal to or exceeds net asset value at the time Common Shares are valued for purposes of determining the number of Common Shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued new Common Shares from the Fund, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the Common Shares. The valuation date is the dividend or distribution payment date or, if that date is not an NYSE trading day, the next preceding trading day. If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, the Plan agent will buy the Common Shares for such Plan in the open market, on the NYSE or elsewhere, for the participants' accounts, except that the Plan agent will endeavor to terminate purchases in the open market and cause the Fund to issue Common Shares at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the Common Shares exceeds net asset value. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan agent will buy the Common Shares for such Plan in the open market, on the NYSE or elsewhere, for the participants' accounts. There is no charge from the Fund for reinvestment of dividends or distributions in Common Shares pursuant to the Plan; however, all participants will pay a pro rata share of brokerage commissions incurred by the Plan agent when it makes open-market purchases.

The Plan agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan agent in non-certificated form in the name of the participant.

In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan agent on at least 90 days written notice to the participants in such Plan. The automatic reinvestment of dividends will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to BNY Mellon Shareholder Services, P.O. Box 358015, Pittsburgh, PA 15252.

DESCRIPTION OF CAPITAL STRUCTURE

The following is a brief description of the terms of the Common Shares, the Borrowings and the Preferred Shares which may be issued by the Fund. This description does not purport to be complete and is qualified by reference to the Fund's Agreement and Declaration of Trust and By-Laws (together, its "Governing Documents").

Common Shares

The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of October 4, 2004. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.01 per share. Each Common Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the Board of Trustees shall have the power to cause shareholders to pay expenses of the Fund by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of Common Shares owned by each respective shareholder. If the Fund issues and has Preferred Shares outstanding, the Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met. See "—Preferred Shares" below. In addition, if the Fund has Borrowings outstanding, the Fund is not permitted to declare any cash dividend or other distribution on the Common Shares unless, at the time of such declaration, the value of the Fund's total assets less liabilities other than the principal amount represented by Borrowings is at least 300% of such principal amount after deducting the amount of such dividend or other distribution. See "—Borrowings" below. All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund sends annual and semi-annual reports, including financial statements, to all holders of its shares.

Listing and Symbol. The Fund's Common Shares are listed on the NYSE under the symbol "FMO."

Voting Rights. Until any Preferred Shares are issued, holders of the Common Shares will vote as a single class to elect the Fund's Board of Trustees and on additional matters with respect to which the 1940 Act mandates a vote by the Fund's shareholders. If Preferred Shares are issued, holders of Preferred Shares will have a right to elect two of the Fund's Trustees, and will have certain other voting rights. See "Anti-Takeover Provisions in the Fund's Governing Documents."

Book-Entry. The Common Shares will initially be held in the name of Cede & Co., as nominee for the Depository Trust Company ("DTC"). The Fund will treat Cede & Co. as the holder of record of the Common Shares for all purposes. In accordance with the procedures of DTC, however, purchasers of Common Shares will be deemed the beneficial owners of Common Shares purchased for purposes of dividends, voting and liquidation rights. Purchasers of Common Shares may obtain registered certificates by contacting the transfer agent, The Bank of New York Mellon.

Issuance of Additional Common Shares. The provisions of the 1940 Act generally require that the public offering price (less underwriting commissions and discounts) of common shares sold by a closed-end investment company must equal or exceed the NAV of such company's common shares (calculated within 48 hours of the pricing of such offering), unless such sale is made with the consent of a majority of its common shareholders. The Fund may, from time to time, seek the consent of holders of Common Shares to permit the issuance and sale by the Fund of Common Shares at a price below the Fund's then-current NAV, subject to certain conditions. If such consent is obtained, the Fund may, contemporaneous with and in no event more than one year following the receipt of such consent, sell Common Shares at price below NAV in accordance with any conditions adopted in connection with the giving of such consent. Additional information regarding any consent of Common Shareholders obtained by the Fund and the applicable conditions imposed on the issuance and sale by the Fund of

Common Shares at a price below NAV will be disclosed in the Prospectus Supplement relating to any such offering of Common Shares at a price below NAV. Until such consent of holders of Common Shares, if any, is obtained, the Fund may not sell Common Shares at a price below NAV.

Because the Fund's advisory fee and sub-advisory fee are based upon average Managed Assets, the Adviser's and the Sub-Adviser's interests in recommending the issuance and sale of Common Shares at a price below NAV may conflict with the interests of the Fund and its shareholders.

Borrowings

The Fund is permitted, without prior approval of the Common Shareholders, to borrow money. The Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting the Fund's assets as security. In connection with such Borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. The Fund has entered into a committed facility agreement with BNP Paribas Prime Brokerage, Inc. dated as of September 26, 2008, amended September 30, 2008, pursuant to which the Fund may borrow up to $120 million. Interest payable by the Fund on borrowings under the committed facility agreement is based on 3-month LIBOR plus 1.50%. The amounts drawn under such facility may vary over time and such amounts will be reported in the Fund's audited and unaudited financial statements contained in the Fund's annual and semi-annual reports to shareholders. On May 31, 2009, outstanding Borrowings under the committed facility agreement were $93.3 million, which represented 27.8% of the Fund's total assets as of such date. As of May 31, 2009, the interest rate payable by the Fund on Borrowings under the committed facility agreement was 2.16%.

Limitations. Borrowings by the Fund are subject to certain limitations under the 1940 Act, including the amount of asset coverage required. In addition, agreements related to the Borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act. See "Use of Financial Leverage" and "Risks—Financial Leverage Risk."

Distribution Preference. The rights of lenders to the Fund to receive interest on, and repayment of, principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances.

Voting Rights. The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on, or repayment of, principal. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

Preferred Shares

The Fund's Governing Document provide that the Fund's Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the holders of the Common Shares. Common Shareholders have no preemptive right to purchase any Preferred Shares that might be issued.

The Fund has no present intention to issue Preferred Shares; however, the Board of Trustees reserves the right to issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding preferred shares to 50% of the value of the Fund's total assets less liabilities and indebtedness of the Fund. Any offering of Preferred Shares is conditioned upon favorable market conditions, a credit rating of AAA/Aaa from the NRSRO rating such Preferred Shares, and the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Preferred Shares is likely to achieve the benefits to the Common

Shareholders described in this Prospectus. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Governing Documents, it is likely that any Preferred Shares issued by the Fund will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure.

Distribution Preference. The Preferred Shares, if issued, would have complete priority over the Common Shares as to distributions of assets.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders.

Voting Rights. Preferred Shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this Prospectus, the Statement of Additional Information or the Governing Documents and except as otherwise required by applicable law, holders of Preferred Shares will vote together with Common Shareholders as a single class.

If Preferred Shares are issued, holders of Preferred Shares, voting as a separate class, will be entitled to elect two of the Fund's Trustees. The remaining Trustees will be elected by Common Shareholders and holders of Preferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the Preferred Shares, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Board of Trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of Preferred Shares will be required, in addition to the combined class vote of the holders of Preferred Shares and Common Shares. See "Anti-Takeover and Other Provisions in the Fund's Governing Documents."

Redemption, Repurchase and Sale of Preferred Shares. The terms of the Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms may also state that the Fund may tender for or repurchase Preferred Shares. Any redemption or repurchase of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares. See "Use of Financial Leverage."

The discussion above describes the Board of Trustees' present intention with respect to a possible offering of Preferred Shares or Borrowings. If the Board of Trustees determines to authorize any of the foregoing, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Governing Documents.

Capitalization

The following table provides information about the outstanding securities of the Fund as of May 31, 2009:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding
Common shares of beneficial interest, par value $0.01 per share	Unlimited	0	18,425,753

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE
FUND'S GOVERNING DOCUMENTS

The Fund presently has provisions in its Governing Documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions or (iii) the ability of the Fund's Trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund's management. These provisions of the Governing Documents of the Fund may be regarded as "anti-takeover" provisions. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A trustee may be removed from office by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee.

In addition, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Fund's Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund.

The 5% holder transactions subject to these special approval requirements are:

•  the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

•  the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant of any automatic dividend reinvestment plan);

•  the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

•  the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert the Fund to an open-end investment company, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders.

To liquidate the Fund, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, unless such liquidation has been approved by at least 80% of Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required.

For the purposes of calculating "a majority of the outstanding voting securities" under the Fund's Agreement and Declaration of Trust, each class and series of the Fund shall vote together as a single class, except to the extent required by the 1940 Act or the Fund's Agreement and Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.

CLOSED-END FUND STRUCTURE

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. This means that if you wish to sell your shares of a closed-end fund, you must trade them on the open market like any other stock at the prevailing market price at that time. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments and use certain investment strategies to a greater extent than open-end funds, including financial leverage and investments in illiquid securities.

However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from net asset value, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to net asset value. The Board of Trustees will review periodically the trading range and activity of the Fund's shares with respect to its net asset value and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares at net asset value. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share.

The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the shareholders. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of the material U.S. federal income tax considerations generally applicable to U.S. Shareholders (as defined below) that acquire Common Shares pursuant to this offering and that hold such Common Shares as capital assets (generally, for investment). The discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the "IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors (for example, non-U.S. investors), some of which may be subject to special tax rules. No ruling has been or will be sought from the IRS regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. This summary of U.S. federal income tax consequences is for general information only. Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of acquiring, holding and disposing of Common Shares, as well as the effects of state, local and non-U.S. tax laws.

For purposes of this summary, the term "U.S. Shareholder'' means a beneficial owner of Common Shares that, for U.S. federal income tax purposes, is one of the following:

•  an individual who is a citizen or resident of the United States;

•  a corporation or other entity taxable as a corporation created in or organized under the laws of the United States or any state thereof;

•  an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•  a trust (x) if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (y) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (including any other entity treated as a partnership for U.S. federal income tax purposes) holds Common Shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold Common Shares should consult their tax advisors.

The Fund

The Fund is treated as a regular corporation, or "C" corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). In addition, as a regular corporation, the Fund is subject to state income tax by reason of its investments in equity securities of MLPs. The Fund may be subject to a 20% alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund's regular income tax liability. The extent to which the Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the Fund's cash available to make distributions on the Common Shares.

The Fund invests and intends to invest a significant portion of its assets in MLPs, which are generally treated as partnerships for U.S. federal income tax purposes. To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund's allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Based upon a review of the historic results of the type of MLPs in which the Fund has invested and in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders.

The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund's adjusted tax basis in such equity security. Any such gain will be subject to U.S. Federal income tax at the regular graduated corporate rates (currently at a maximum rate of 35%), regardless of how long the Fund has held such equity security. The amount realized by the Fund generally will be the amount paid by the purchaser of the equity security plus the Fund's allocable share, if any, of the MLP's debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The Fund's tax basis in its equity securities in an MLP is generally equal to the amount the Fund paid for the equity securities, (x) increased by the Fund's allocable share of the MLP's net taxable income and certain MLP recourse debt, if any and (y) decreased by the Fund's allocable share of the MLP's net losses and any distributions received by the Fund from the MLP. Although any distribution by an MLP to the Fund in excess of the Fund's allocable share of such MLP's net taxable income may create a temporary economic benefit to the Fund, such distribution will increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund.

The Fund's allocable share of certain percentage depletion deductions and intangible drilling costs of the MLP's in which the Fund invests may be treated as items of tax preference for purposes of calculating the Fund's alternative minimum taxable income. Such items will increase the Fund's alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

Given that at least 65% of the Fund's Managed Assets are invested in equity securities of MLPs that are treated as qualified publicly traded partnerships (as defined in Section 851(h) of the Code), the Fund is not and will not be eligible to elect to be treated as a regulated investment company under the Code because a regulated investment company cannot invest more than 25% of its assets in qualified publicly traded partnerships.

U.S. Shareholders

Distributions. Distributions by the Fund of cash or property in respect of the Common Shares will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund's current or accumulated earnings and profits (as determined under U.S. federal income tax principles) and will be includible in gross income by a U.S. Shareholder upon receipt. Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction. Dividends paid by the Fund to certain non-corporate U.S. Shareholders (including individuals), with respect to taxable years beginning on or before December 31, 2010, are eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals (currently at a maximum tax rate of 15%), provided that U.S. Shareholder receiving the dividend satisfies applicable holding period and other requirements. Thereafter, dividends paid by the Fund to certain non-corporate U.S. Shareholders (including individuals) will be fully taxable at ordinary income rates unless further Congressional action is taken.

If the amount of a Fund distribution exceeds the Fund's current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the U.S. Shareholder's tax basis in the Common Shares, and thereafter as capital gain. Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable Common Shares for more than one year.

The Fund's earnings and profits are generally calculated by making certain adjustments to the Fund's taxable income. Based upon the Fund's review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect its investments in equity securities of MLPs will exceed the Fund's current and accumulated earnings and profits. Accordingly, the Fund expects that only a portion of its distributions to its shareholders with respect to the Common Shares will be treated as dividends for U.S. federal income tax purposes. No assurance, however, can be given in this regard.

Because the Fund will invest a substantial portion of its Managed Assets in energy-related MLPs, special rules will apply to the calculation of the Fund's earnings and profits. For example, the Fund's earnings and profits will be calculated using the straight-line depreciation method rather than the accelerated depreciation method. This difference in treatment may, for example, result in the Fund's earnings and profits being higher than the Fund's taxable income in a particular year if the MLPs in which the Fund invests calculate their income using accelerated depreciation. Because of these differences, the Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the Fund's taxable income for such year.

U.S. Shareholders that participate in the Fund's Plan will be treated for U.S. federal income tax purposes as having (i) received a distribution equal to the reinvested amount and (ii) reinvested such amount in Common Shares.

Sales of Common Shares. Upon the sale, exchange or other taxable disposition of Common Shares, a U.S. Shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange or other taxable disposition and the U.S. Shareholder's adjusted tax basis in the Common Shares. Any such capital gain or loss will be a long-term capital gain or loss if the U.S. Shareholder has held the Common Shares for more than one year at the time of disposition. Long-term capital gains of certain non-corporate U.S. Shareholders (including individuals) are currently subject to U.S. federal income taxation at a maximum rate of 15% (scheduled to increase to 20% for taxable years beginning after December 31, 2010). The deductibility of capital losses is subject to limitations under the Code.

A U.S. Shareholder's adjusted tax basis in its Common Shares may be less than the price paid for the Common Shares as a result of distributions by the Fund in excess of the Fund's earnings and profits (i.e., returns of capital).

Information Reporting and Backup Withholding Requirements. In general, distributions on the Common Shares, and payments of the proceeds from a sale, exchange or other disposition of the Common shares paid to a U.S. Shareholder are subject to information reporting and may be subject to backup withholding (currently at a maximum rate of 28%) unless the U.S. Shareholder (i) is a corporation or other exempt recipient or (ii) provides an accurate taxpayer identification number and certifies that it is not subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from a payment to a U.S. Shareholder will be refunded or credited against the U.S. Shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Each shareholders will receive, if appropriate, various written notices after the close of the Fund's taxable year describing the amount and the U.S. federal income tax status of distributions that were paid (or that are treated as having been paid) by the Fund to the shareholder, and the amount of any U.S. federal taxes withheld, during the preceding taxable year.

Tax Risks

Investing in Common Shares involves certain tax risks, which are more fully described in the section "Risks—Tax Risks."

PLAN OF DISTRIBUTION

The Fund may sell up to $125,000,000 in aggregate initial offering price of Common Shares from time to time under this Prospectus and any related Prospectus Supplement (1) directly to one or more purchases;

(2) through agents; (3) through underwriters; (4) through dealers; or (5) pursuant to the Plan. Each Prospectus Supplement relating to an offering of Common Shares will state the terms of the offering, including:

•  the names of any agents, underwriters or dealers

•  any sales loads or other items constituting underwriters' compensation;

•  any discounts, commissions, or fees allowed or paid to dealers or agents;

•  the public offering or purchase price of the offered Common Shares and the net proceeds the Fund will receive from the sale; and

•  any securities exchange on which the offered Common Shares may be listed.

Direct Sales

The Fund may sell Common Shares directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the 1933 Act for any resales of the securities. In this case, no underwriters or agents would be involved. The Fund may use electronic media, including the internet, to sell offered securities directly. The Fund will describe the terms of any of those sales in a Prospectus Supplement.

By Agents

The Fund may offer Common Shares through agents that the Fund may designate. The Fund will name any agent involved in the offer and sale and describe any commissions payable by the Fund in the Prospectus Supplement. Unless otherwise indicated in the Prospectus Supplement, the agents will be acting on a best efforts basis for the period of their appointment.

By Underwriters

The Fund may offer and sell Common Shares from time to time to one or more underwriters who would purchase the Common Shares as principal for resale to the public, either on a firm commitment or best efforts basis. If the Fund sells Common Shares to underwriters, the Fund will execute an underwriting agreement with them at the time of the sale and will name them in the Prospectus Supplement. In connection with these sales, the underwriters may be deemed to have received compensation from the Fund in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of Common Shares for whom they may act as agent. Unless otherwise stated in the Prospectus Supplement, the underwriters will not be obligated to purchase the Common Shares unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the Common Shares, they will be required to purchase all of the offered Common Shares. The underwriters may sell the offered Common Shares to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

If a Prospectus Supplement so indicates, the Fund may grant the underwriters an option to purchase additional Common Shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any overallotments.

By Dealers

The Fund may offer and sell Common Shares from time to time to one or more dealers who would purchase the securities as principal. The dealers then may resell the offered Common Shares to the public at fixed or varying prices to be determined by those dealers at the time of resale. The Fund will set forth the names of the dealers and the terms of the transaction in the Prospectus Supplement.

General Information

Agents, underwriters, or dealers participating in an offering of Common Shares may be deemed to be underwriters, and any discounts and commission received by them and any profit realized by them on resale of the offered Common Shares for whom they act as agent, may be deemed to be underwriting discounts and commissions under the 1933 Act.

The Fund may offer to sell securities either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices.

To facilitate an offering of Common Shares in an underwritten transaction and in accordance with industry practice, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the Common Shares or any other security. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

•  An overallotment in connection with an offering creates a short position in the common stock for the underwriter's own account.

•  An underwriter may place a stabilizing bid to purchase the Common Shares for the purpose of pegging, fixing, or maintaining the price of the Common Shares.

•  Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the Common Shares by bidding for, and purchasing, the Common Shares or any other securities in the open market in order to reduce a short position created in connection with the offering.

•  The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when the Common Shares originally sold by the syndicate member is purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the Common Shares above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

Any underwriters to whom the offered Common Shares are sold for offering and sale may make a market in the offered Common Shares, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice. There can be no assurance that there will be a liquid trading market for the offered Common Shares.

Under agreements entered into with the Fund, underwriters and agents may be entitled to indemnification by us against certain civil liabilities, including liabilities under the 1933 Act, or to contribution for payments the underwriters or agents may be required to make.

The underwriters, agents, and their affiliates may engage in financial or other business transactions with the Fund in the ordinary course of business.

Pursuant to a requirement of the Financial Industry Regulatory Authority, or FINRA, the maximum commission or discount to be received by any FINRA member or independent broker-dealer may not be greater than eight percent (8%) of the gross proceeds received by the Fund for the sale of any securities being registered pursuant to SEC Rule 415 under the Securities Act of 1933, as amended.

The aggregate offering price specified on the cover of this Prospectus relates to the offering of the Common Shares not yet issued as of the date of this Prospectus.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of our portfolio transactions on behalf of the Fund after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of Common Shares for sale to their online brokerage account holders. Such allocations of Common Shares for internet distributions will be made on the same basis as other allocations. In addition, Common Shares may be sold by the underwriters to securities dealers who resell Common Shares to online brokerage account holders.

Automatic Dividend Reinvestment Plan

The Fund may issue and sell Common Shares pursuant to the Plan.

CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT

The Bank of New York Mellon serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

The Bank of New York Mellon serves as the Fund's dividend disbursing agent, Plan Agent under the Fund's Automatic Dividend Reinvestment Plan, transfer agent and registrar for the Common Shares of the Fund. The Bank of New York is located at 101 Barclay Street, New York, New York 10286.

Claymore Advisors, LLC serves as administrator to the Fund. Pursuant to an administration agreement, dated February 1, 2006 (the "Administration Agreement"), Claymore Advisors, LLC is responsible for: (1) coordinating with the custodian and transfer agent and monitoring the services they provide to the Fund, (2) coordinating with and monitoring any other third parties furnishing services to the Fund, (3) supervising the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law, (4) preparing or supervising the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law, (5) preparing and, after approval by the Fund, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law, (6) preparing and, after approval by the Fund, arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (7) reviewing and submitting to the officers of the Fund for their approval invoices or other requests for payment of the Fund's expenses and instructing the custodian to issue checks in payment thereof and (8) taking such other action with respect to the Fund as may be necessary in the opinion of the administrator to perform its duties under the administration agreement. Pursuant to the Administration Agreement, the Fund pays Claymore Advisors a fee, accrued daily and paid monthly, at the annualized rate of 0.0225%.

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois ("Skadden"), as special counsel to the Fund in connection with the offering of the Common Shares. If certain legal matters in connection with an offering of Common Shares are passed upon by counsel for the underwriters of such offering, that counsel will be named in the Prospectus Supplement related to that offering.

ADDITIONAL INFORMATION

This Prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act of 1933, as amended, and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC's web site (http://www.sec.gov).

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's Adviser, Sub-Adviser and their delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

TABLE OF CONTENTS OF THE
STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information dated as of October 15, 2009, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. A Statement of Additional Information may be obtained without charge by writing to the Fund at its address at 2455 Corporate West Drive, Lisle, Illinois 60532 or by calling the Fund toll-free at (888) 991-0091. The Table of Contents of the Statement of Additional Information is as follows:

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted.

$125,000,000

Fiduciary/Claymore MLP

Opportunity Fund

Common Shares

PROSPECTUS

October 15, 2009

Fiduciary/Claymore MLP Opportunity Fund

STATEMENT OF ADDITIONAL INFORMATION

Fiduciary/Claymore MLP Opportunity Fund (the "Fund") is a non-diversified, closed-end management investment company that commenced investment operations on December 28, 2004. The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders.

This Statement of Additional Information relates to the offering, from time to time, of up to $125,000,000 aggregate initial offering price of the Fund's common shares of beneficial interest, par value $0.01 per share ("Common Shares") in one or more offerings. This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectus for the Fund, dated October 15, 2009 (the "Prospectus"), and any related supplement to the Prospectus (each a "Prospectus Supplement"). Investors should obtain and read the Prospectus and any related Prospectus Supplement prior to purchasing Common Shares. A copy of the Prospectus and any related Prospectus Supplement may be obtained without charge, by calling the Fund at (888) 991-0091.

The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed, or inspected at the Securities and Exchange Commission's office or via its website (www.sec.gov) at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

Statement of Additional Information dated October 15, 2009

THE FUND

The Fund is a non-diversified, closed-end management investment company organized under the laws of the State of Delaware that commenced investment operations on December 28, 2004. The Fund's Common Shares are listed on the New York Stock Exchange (the "NYSE") under the symbol "FMO."

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies set forth in the Prospectus. The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Fund's principal investment strategies are discussed in the prospectus. The Fund may not buy all of the types of securities or use all of the investment techniques that are described herein.

Additional Information About MLPs

The discussion that follows is intended to provide investors with a general overview of the structure and operations of MLPs. Each MLP is governed by its own partnership agreement. As a result, each MLP may be structured differently and aspects currently common to MLPs may vary significantly in the future. The market for MLPs has changed over time. The following discussion should be read only as a summary of current MLP characteristics. It is not, nor is it intended to be, a complete discussion of all aspects of MLPs.

An MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and whose partnership interests or "units" are traded on securities exchanges. MLPs are typically structured as limited partnerships or limited liability companies. As a result of being treated as a partnership, MLPs do not pay income taxes at the entity level.

An MLP has one or more general partners, who can be individuals, corporations, partnerships or other entities. The general partners control the operations of and manage the partnership. Typically the general partner is, or is controlled by, the sponsoring corporation of the MLP. Limited partners in an MLP provide capital in the partnership but have little (if any) role in the management of the MLP. When an investor buys units of an MLP, that investor becomes a limited partner in the MLP.

MLPs are founded in several ways. A non-traded partnership could offer its securities to the public. Several non-traded partnerships may roll up into a single MLP and offer securities to the public. A corporation may spin-off a segment of its business or a set of assets into an MLP of which it is the general partner, and use the cash proceeds received by selling those assets in the marketplace to fulfill debt obligations or invest in higher growth opportunities, while retaining operating control of the MLP. A newly formed company may operate as a MLP from its inception.

MLPs may purchase assets from its sponsor or general partner. Such transactions are intended to be based on terms comparable to those of market acquisitions of similar sets of assets. To insure that appropriate protections are in place, the board of the MLP generally establishes an independent committee that is responsible for reviewing and approving the terms of the transaction. The committee often obtains a fairness opinion and may retain counsel or other experts to assist in its evaluation. Since the sponsor or general partner normally has a significant equity stake in the MLP, it generally has an incentive to ensure that the transaction is fair to the MLP.

MLPs typically provide for an incentive distribution to the general partner. An incentive distribution structure provides that the general partner receives a larger proportionate share of the total distribution as distributions meet higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interests of the limited partners. While percentages vary among MLPs, the general partner's marginal share in distributions generally increases from 2% to 15% at the first designated distribution target threshold, moving up to 25% and 50% as higher thresholds are met. The aggregate amount distributed to limited partners will continue to increase as MLP distributions reach higher target thresholds. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners. Such an incentive structure may, however, result in divergent and potentially conflicting interests of limited partners and the general partner, as the general partner may have more motivation to pursue projects with high risk and high potential reward.

1

The table below summarizes the features of common units, subordinated units, I-Shares and general partner interests of MLPs and I-Shares:

	Common Units	Subordinated Units	I-Shares	General Partner Interests
Conversion Rights	Not applicable	One-to-one ratio into common units	None	None

Distribution Priority	First right to minimum quarterly distribution specified in partnership agreement; arrearage rights	Second right to minimum quarterly distribution; no arrearage rights	Equal in amount and priority to common units but paid in additional I-Shares at current market value of I-Shares	Same as common units; entitled to incentive distribution rights

Distribution Rate	Minimum as specified in partnership agreement; after minimum quarterly distributions are met, participate pro rata with subordinated units	Equal in amount to common units; participate pro rata with common units above the minimum quarterly distribution	Equal in amount to common units	Participate pro rata with common units and with subordinated units up to minimum quarterly distribution; entitled to incentive distribution at target levels above minimum quarterly distribution

Investors	Primarily retail	Founders and sponsoring parent entities, corporate general partners of MLPs, entities that sell assets to MLPs, and investors such as the fund	Primarily institutional	Founders and sponsoring parent entities, corporate general partners of MLPs, entities that sell assets to MLPs, and investors such as the Fund

Liquidation Priority	Intended to receive return of all capital first	Second right to return of capital; pro rata with common units thereafter	Same as common units (indirect right through I-Share issuer)	After payment of required amounts to limited partners

Taxes	Ordinary income to the extent of taxable income allocated to holder; tax-deferred return of capital thereafter to extent of holder's basis; remainder as capital gain	Same as common units	Full distribution treated as return of capital; since distribution is in shares, total basis is not reduced	Ordinary income to extent that (1) taxable income is allocated to holder (including all incentive distributions) and (2) tax depreciation is insufficient to cover fair market value depreciation owed to limited partners

Trading	Listed on New York Stock Exchange, American Stock Exchange and NASDAQ Stock Market	Typically not publicly traded	Listed on New York Stock Exchange or the American Stock Exchange	Not publicly traded; can be owned by publicly traded entity

Voting Rights	Limited to certain significant decisions; no annual election of directors	Same as common units	No direct MLP voting rights	Typically Board participation; votes on MLP operating strategy and direction

2

Additional Investment Policies

The following information supplements the discussion of the Fund's investment objective, policies and techniques that are described in the Prospectus. The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Fund's principal strategies are discussed in the Prospectus. The Fund may not buy all of the types of securities or use all of the investment techniques that are described.

Preferred Stocks. Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred shares back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred shares. Generally, the right of the issuer to repurchase the preferred stock tends to reduce any premium that the preferred stock might otherwise trade at due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tends to reduce any discount that the preferred stock might otherwise trade at due to interest rate or credit factors. In addition, some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise paid. Preferred stock of certain companies offers the opportunity for capital appreciation as well as periodic income. This may be particularly true in the case of companies that have performed below expectations. If a company's performance has been poor enough, its preferred stock may trade more like common stock than like other fixed income securities, which may result in above average appreciation if the company's performance improves.

Convertible Securities. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Securities Subject to Reorganization. The Fund may invest in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Sub-Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such

3

investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Sub-Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Sub-Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternative investments.

Warrants and Rights. The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Sub-Adviser for inclusion in the Fund's portfolio.

Asset-Backed and Mortgage-Backed Securities. The Fund may invest in asset-backed and mortgage-backed securities. Mortgage-backed securities represents ownership of an undivided interest in a pool of mortgages. Aggregate principal and interest payments received from the pool are used to pay principal and interest on a mortgage-backed security. Asset-backed securities are similar to mortgage-backed securities except they represent ownership in a pool of notes or receivables on assets other than real estate, such as loans, leases, credit card receivables or royalties. The Fund does not currently anticipate investments in mortgages constituting a substantial part of its investment portfolio, but the Fund may invest in such securities if deemed appropriate by the Sub-Adviser.

Additional Information Regarding Energy Sector Investment and Related Risks

Some energy companies operate as "public utilities" or "local distribution companies," and are therefore subject to rate regulation by state or federal utility commissions. However, energy companies may be subject to greater competitive factors than utility companies, including competitive pricing in the absence of regulated tariff rates, which could cause a reduction in revenue and which could adversely affect profitability. Most Midstream MLPs with pipeline assets are subjected to government regulation concerning the construction, pricing and operation of pipelines. In many cases, the rates and tariffs charged by these pipelines are monitored by the Federal Energy Regulatory Commission ("FERC") or various state regulatory agencies.

Energy sector MLPs in which the Fund may invest can generally be classified as Midstream MLPs, Propane MLPs, Coal MLPs, Marine Transportation MLPs and Oil & Gas Production MLPs.

Midstream MLP natural gas services include the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline). Midstream MLP crude oil services include the gathering, transportation, storage and terminalling of crude oil. Midstream MLP refined petroleum product services include the transportation (usually via pipelines, barges, rail cars and trucks), storage and terminalling of refined petroleum products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. Midstream MLPs may also operate ancillary businesses including the marketing of the products and logistical services. MLP entities and energy companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events and economic conditions, among others.

4

Propane MLP services include the distribution of propane to homeowners for space and water heating and to commercial, industrial and agriculture customers. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March). MLP entities investing primarily in propane are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation and accidents or catastrophic events, among others.

Coal MLP services include the owning, leasing, managing, production and sale of coal and coal reserves. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. MLP entities and energy companies with coal assets are subject to supply and demand fluctuations in the markets they serve, which will be impacted by a wide range of factors including, fluctuating commodity prices, the level of their customers coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others.

Marine Transportation MLP services include the transportation of natural resources, including petroleum, petroleum products and liquefied natural gas. Marine Transportation MLPs are exposed to the highly cyclical nature of the tanker industry and may be subject to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Changes in demand for transportation of oil over longer distances and the supply of tankers to carry that oil may materially affect the revenues, profitability and cash flows of tanker companies. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

Oil & Gas Production MLPs services includes wellhead production, such as the extraction of oil or gas from natural deposits. Energy reserves naturally deplete as they are consumed over time. Energy companies that are either engaged in the production of energy commodities rely on the expansion of reserves through exploration of new sources of supply or the development of existing sources in order to grow or maintain their revenues. The financial performance of energy companies may be adversely affected if they are unable to cost-effectively acquire additional energy deposits sufficient to replace the natural decline of existing reserves. If an energy company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.

Energy sector MLP entities typically achieve distribution growth by internal and external means. Energy sector MLP entities achieve growth internally by experiencing higher commodity volume driven by the economy and population, and through the expansion of existing operations, including increasing the use of underutilized capacity, pursuing projects that can leverage and gain synergies with existing infrastructure and pursuing so called "greenfield projects." External growth is achieved by making accretive acquisitions.

Energy sector MLP entities are subject to various federal, state and local environmental laws and health and safety laws, as well as laws and regulations specific to their particular activities. Such laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. Energy sector MLP entities are directly or indirectly subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.

MLP entities operating interstate pipelines and storage facilities are subject to substantial regulation by the FERC, which regulates interstate transportation rates, services and other matters regarding natural gas pipelines, including the establishment of rates for service; regulation of pipeline storage and liquefied natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and

5

operating interstate pipeline and storage facilities; and certain other matters. The FERC also regulates the interstate transportation of crude oil, including the regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.

Energy sector MLP entities may be subject to liability relating to the release of substances into the environment, including liability under federal "SuperFund" and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of energy sector MLP entities.

Energy sector MLP entities are subject to numerous business related risks, including: deterioration of business fundamentals, reducing profitability due to development of alternative energy sources, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition, which takes market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLP entities upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLP entities to integrate successfully recent or future acquisitions; and the general level of the economy.

The energy industry and particular energy companies may be adversely affected by possible terrorist attacks, such as the attacks that occurred on September 11, 2001. It is possible that facilities of energy companies, due to the critical nature of their energy businesses to the United States, could be direct targets of terrorist attacks or be indirectly affected by attacks on others. They may have to incur significant additional costs in the future to safeguard their assets. In addition, changes in the insurance markets after September 11, 2001 may make certain types of insurance more difficult to obtain or obtainable only at a significant additional cost. To the extent terrorism results in a lower level of economic activity, energy consumption could be adversely affected, which would reduce revenues and impede growth. Terrorist or war related disruption of the capital markets could also affect the ability of energy companies to raise needed capital.

Additional Information Regarding Options

Options Generally. The Fund may purchase or sell, i.e., write, options on securities (including those of MLP entities) and securities indices that are listed on a national securities exchange or in the over-the-counter market, as a means of achieving additional return or of hedging the value of the Fund's portfolio among other purposes.

A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security underlying the option at a specified exercise price at any time during the term of the option or a specified time (depending on the type of option). The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price at the time called for by the option.

A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price. A put option is "covered" if the Fund maintains cash or other liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction.

6

This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Sub-Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or in a private transaction. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

Writing Covered Call Options. The following information supplements the discussion of the Fund's options strategies that are described in the Prospectus under "The Fund's Investments—Portfolio Contents—Covered Call Option Strategy."

The Fund will write call options and put options only if they are "covered." In the case of a call option on a common stock, MLP unit or other security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser (in accordance with procedures established by the Board of Trustees) in such amount are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub-Adviser as described above. A put option on a security is "covered" if the Fund segregates assets determined to be liquid by the Sub-Adviser as described above equal to the exercise price. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub-Adviser as described above.

The standard contract size for a single option is 100 shares of the common stock. A call option whose strike price is above the current price of the underlying stock is called "out-of-the-money," an option whose strike price is below the current price of the underlying stock is called "in-the-money," and an option whose strike price equals the current price of the underlying stock is called "at-the-money."

The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as "American style" options may be exercised at any time during the term of the option. Other options, known as "European style" options, may be exercised only on the expiration date of the option. For conventional listed call options, the option's expiration date can be up to nine months from the date the call

7

options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. It is anticipated that most options that are written against Fund stock holdings as part of the Fund's covered call writing strategy will be repurchased prior to the option's expiration date, generating a gain or loss in the options. If the options were not to be repurchased, the option holder would exercise their rights and buy the stock from the Fund at the strike price if the stock traded at a higher price than the strike price.

Option contracts are originated and standardized by an independent entity called the Options Clearing Corporation (the "OCC"). Currently, options are available on over 2,300 stocks with new listings added periodically. The Fund will write (sell) call options that are generally issued, guaranteed and cleared by the OCC. Listed call options are traded on the American Stock Exchange, Chicago Board Options Exchange, International Securities Exchange, New York Stock Exchange, Pacific Stock Exchange, Philadelphia Stock Exchange or various other U.S. options exchanges.

Additional Risks Relating to Writing Covered Call Options. In addition to the risks listed in the Prospectus under "Risks—Risks Associated with Options on Securities," the following risks are associated with transactions in options on securities.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund's capital appreciation potential on the underlying security.

The number of call options the Fund can write is limited by the number of shares of common stock the Fund holds, and further limited by the fact that call options generally represent 100 share lots of the underlying common stock. The Fund will not write "naked" or uncovered call options. Furthermore, the Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other

8

investment advisory clients of the Sub-Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Other Derivative Instruments

Options on Securities Indices. The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund's securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

The Fund's successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

Futures Contracts and Options on Futures. The Fund may, without limit, enter into futures contracts or options on futures contracts. It is anticipated that these investments, if any, will be made by the Fund primarily for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. government securities.

A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash

9

payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the Investment Company Act of 1940, as amended (the "1940 Act"), an amount of cash or liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss, which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities that the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in

10

debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) that the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund's custodian, assets sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.

Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. Accordingly, the Sub-Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.

Swap agreements allow for a wide variety of transactions. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with the Fund's investment objectives and policies, the Fund is not limited to any particular form or variety of swap contract. The Fund may utilize swaps to increase or decrease its exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. The Fund may also enter into related derivative instruments including caps, floors and collars. The Fund may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by the Fund to the swap counterparty will be covered by segregating liquid assets. If the Fund enters into a swap agreement on other than a net basis, the Fund will segregate liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

11

•  Interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).

•  Total return swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, or securities indices, during the specified period, in return for receiving payments equal to a fixed or floating rate of interest or the total return from the other designated underlying asset(s).

•  Currency swaps. Currency swaps involve the exchange of the two parties' respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).

•  Credit default swaps. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would normally pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it normally receives a stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would add the equivalent of leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund may enter into credit default swap contracts and baskets thereof for investment and risk management purposes, including diversification.

The use of interest rate, total return, currency, credit default and other swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

Additional Risks Relating to Derivative Instruments

Neither the Adviser nor the Sub-Adviser is registered as a Commodity Pool Operator. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act. Accordingly, the Fund's investments in derivative instruments described in the Prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

Special Risk Considerations Relating to Futures and Options Thereon. The Fund's ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would either have to make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon that the Fund has written and that the Fund is unable to close, the

12

Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

Successful use of futures contracts and options thereon by the Fund is subject to the ability of the Sub-Adviser to predict correctly movements in the direction of interest rates. If the Sub-Adviser's expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

Additional Risks of Foreign Options, Futures Contracts and Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Loans of Portfolio Securities

Consistent with applicable regulatory requirements and the Fund's investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund's loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund's total managed assets.

A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. The board of trustees of the Fund (the "Board of Trustees" or the "Board") will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned

13

securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

INVESTMENT RESTRICTIONS

The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. With respect to the limitations on the issuance of senior securities, the percentage limitations apply at the time of issuance and on an ongoing basis. These restrictions provide that the Fund shall not:

1.  Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.

2.  Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

3.  Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.

4.  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

5.  Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33% of the Fund's total managed assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.

6.  Concentrate our investments in a particular "industry," as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; provided, however, that this concentration limitation does not apply to (a) our investments in MLP entities, which will be concentrated in the industry or group of industries that comprise the energy sector, (b) our investments in securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions, (c) when the Fund has taken a temporary defensive position, or (d) as otherwise permitted by applicable law.

MANAGEMENT OF THE FUND

Trustees and Officers

Overall responsibility for management and supervision of the Fund rests with its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Adviser, who has delegated responsibility for management the Fund's portfolio to the Sub-Adviser, and with the Sub-Adviser.

14

The Trustees are divided into three classes. Trustees serve until their successors have been duly elected.

Following is a list of the names, business addresses, dates of birth, present positions with the Fund, length of time served with the Fund, principal occupations during the past five years and other directorships held by each Trustee.

INDEPENDENT TRUSTEES:

Name, Business Address and Age	Position Held with the Fund	Term of Office(1) and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
Randall C. Barnes 2455 Corporate West Drive Lisle, Illinois 60532 Year of birth: 1951	Trustee	Trustee since 2004	Private Investor. Formerly, Senior Vice President & Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc.	43	None

Howard H. Kaplan 2455 Corporate West Drive Lisle, Illinois 60532 Year of birth: 1969	Trustee	Trustee since 2004	Partner of Stinson Morrison Hecker LLP, a law firm providing legal advice in corporate, transaction and litigation matters (2007-present). Formerly, principal of Blumenfeld, Kaplan & Sandweiss P.C., a law firm providing legal advice in virtually all aspects of business law and litigation (1994-2007).	1	None

Robert B. Karn III 2455 Corporate West Drive Lisle, Illinois 60532 Year of birth: 1942	Trustee	Trustee since 2004	Consultant (1998-present). Formerly, Managing Partner, Financial and Economic Consulting, St. Louis office of Arthur Andersen, LLP (1965-1998).	1	Director of Peabody Energy Company, GP Natural Resource Partners LLC and Kennedy Capital Management, Inc.

Ronald A. Nyberg 2455 Corporate West Drive Lisle, Illinois 60532. Year of birth: 1953	Trustee	Trustee since 2004	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in Corporate Law, Estate Planning and Business Transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investment (1982-1999).	46	None

John M. Roeder 2455 Corporate West Drive Lisle, Illinois 60532 Year of birth: 1943	Trustee	Trustee since 2005	Financial consultant (1999-present). Formerly, Director in Residence at The Institute for Excellence in Corporate Governance of the University of Texas at Dallas School of Management (2005-2007). Formerly, Office Managing Partner, Arthur Andersen, LLP (1966-1999).	1	Director, LMI Aerospace.

15

Name, Business Address and Age	Position Held with the Fund	Term of Office(1) and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
Ronald E. Toupin , Jr. 2455 Corporate West Drive Lisle, Illinois 60532 Year of birth: 1958	Trustee	Trustee since 2004	Retired. Formerly, Vice President Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisor Corporation (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999) and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Company, Inc. (1982-1999).	43	None

INTERESTED TRUSTEES:

Joseph E. Gallagher, Jr. * 8235 Forsyth Blvd., Suite 700 St. Louis, MO 63105 Year of birth: 1957	Trustee	Trustee since 2004	Executive Managing Director and Chief Operating Officer of Fiduciary Asset Management, LLC (1994-present). Member of the St. Louis Chapter of the National Association for Business Economics.	1	Member of the Board of Di-rectors for the Rossman School.

*  Mr. Gallagher is an interested person of the Fund because he is an officer of the Sub-Adviser.

(1)  Each trustee serves a three year term concurrent with the class of Trustees for which he serves.

  —Messrs. Barnes and Gallagher, as Class I Trustees, are expected to next stand for election at the Fund's 2012 annual meeting of shareholders.

  —Messrs. Kaplan and Nyberg, as Class II Trustees, are expected to next stand for election at the Fund's 2010 annual meeting of shareholders.

  —Messrs. Roeder, Toupin and Karn, as Class III Trustees, are expected to next stand for election at the Fund's 2011 annual meeting of shareholders.

(2)  As of the date of this SAI, the "Fund Complex" consists of 12 closed-end funds and 34 exchange-traded funds advised or serviced by the Adviser.

16

The following information relates to the executive officers of the Funds who are not Trustees. The Funds' officers receive no compensation from the Funds but may also be officers or employees of the Adviser, the Sub-Adviser or affiliates of the Adviser or the Sub-Adviser and may receive compensation in such capacities.

Name, Business Address(1) and Age	Position	Term of Office(2) and Length of Time Served	Principal Occupations During the Past Five Years
J. Thomas Futrell Year of birth: 1955	Chief Executive Officer	Officer since 2008	Senior Managing Director, Chief Investment Officer of Claymore Advisors, LLC and Claymore Securities, Inc. (2008-present). Chief Executive Officer of certain funds in the Fund Complex. Formerly, Managing Director in charge of Research for Nuveen Asset Management (2000-2007).

Kevin M. Robinson Year of birth: 1959	Chief Legal Officer	Officer since 2008	Senior Managing Director, General Counsel and Corporate Secretary of Claymore Advisors, LLC and Claymore Securities, Inc. (2007-present). Chief Legal Officer of certain funds in the Fund Complex. Formerly, Associate General Counsel of NYSE Euronext, Inc. (formerly, Archipelago Holdings, Inc.) (2000- 2007); Senior Managing Director and Associate General Counsel of ABN Amro Inc. (1997-2000); Senior Counsel in the Enforcement Division of the U.S. Securities and Exchange Commission (1989-1997).

Steven M. Hill Year of birth: 1964	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2004	Senior Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc.; Chief Financial Officer, Chief Accounting Officer and Treasurer of certain funds in the Fund Complex. Previously, Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (NA) Inc. (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002);
Vice President, Nuveen Investments (1999-2001); Chief Financial Officer, Skyline Asset Management LP, (1999); Vice President, Van Kampen Investments and Assistant Treasurer, Van Kampen mutual funds (1989-1999).

Bruce Saxon Year of birth: 1957	Chief Compliance Officer	Since 2006	Vice President-Fund Compliance Officer of Claymore Securities, LLC (2006-present). Chief Compliance Officer of certain funds in the Fund Complex. Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director-Compliance of Harrisdirect LLC (1999-2003).

Mark E. Mathiasen Year of birth: 1978	Secretary	Since 2007	Assistant Vice President; Assistant General Counsel of Claymore Securities, Inc. (2007-present). Secretary of certain funds in the Fund Complex. Previously, Law Clerk, Idaho State Courts (2003-2006).

Jim Howley Year of birth: 1972	Assistant Treasurer	Since 2004	Vice President, Fund Administration of Claymore Securities, Inc. (2004-present). Assistant Treasurer of certain funds in the Fund Complex. Previously, Manager, Mutual Fund Administration of Van Kampen Investments, Inc.

Mark J. Furjanic Year of birth: 1959	Assistant Treasurer	Since 2008	Vice President, Fund Administration—Tax of Claymore Advisors, LLC and Claymore Securities, Inc. (2005-present). Assistant Treasurer of certain funds in the Fund Complex. Formerly, Senior Manager for Ernst & Young LLP (1999-2005).

Donald P. Swade Year of birth: 1972	Assistant Treasurer	Since 2008	Vice President, Fund Administration of Claymore Advisors, LLC and Claymore Securities, Inc. (2006-present). Assistant Treasurer of certain funds in the Fund Complex. Formerly, Manager-Mutual Fund Financial Administration for Morgan Stanley/Van Kampen Investments (2003-2006).

Melissa J. Nguyen Year of birth: 1978	Assistant Secretary	Since 2006	Vice President, Assistant General Counsel of Claymore Securities, Inc. (2005-present). Secretary of certain funds in the Fund Complex. Formerly, Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).

James Cunnane, Jr. 8235 Forsyth Blvd., Ste. 700 St. Louis, MO 63105 Year of Birth: 1970	Vice President	Since 2007	Chief Investment Officer, and formerly Managing Director, and Senior Portfolio Manager, of Fiduciary Asset Management, LLC (1996-present).

17

Name, Business Address(1) and Age	Position	Term of Office(2) and Length of Time Served	Principal Occupations During the Past Five Years
Charlie Walbrandt 8235 Forsyth Blvd., Ste. 700 St. Louis, MO 63105 Year of Birth: 1938	Vice President	Since 2008	Founding Principal, Chief Executive Officer & Chief Investment Officer of Fiduciary Asset Management, LLC (1994-present).

(1)  The business address of each officer of the Fund is 2455 Corporate West Drive, Lisle, Illinois 60532, unless otherwise noted.

(2)  Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her resignation or removal.

Board Committees

The Trustees have determined that the efficient conduct of the Board of Trustees' affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board of Trustees. The committees meet as often as necessary, either in conjunction with regular meetings of the Board of Trustees or otherwise.

Audit Committee. The Board has an Audit Committee, composed of Messrs. Barnes, Kaplan, Karn, Nyberg, Roeder and Toupin. In addition to being "Independent Trustees" (defined for purposes herein as Trustees who: (1) are not "interested persons" of the Fund as defined by the 1940 Act and (2) are "independent" of the Fund as defined by the NYSE listing standards), each of these Trustees also meets the additional independence requirements for audit committee members as defined by the NYSE. The Audit Committee is charged with selecting the Fund's independent registered public accounting firm and reviewing accounting matters with the Fund's independent registered public accounting firm.

The Audit Committee presents the following report:

The Audit Committee has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Fund with management of the Fund, (ii) the Audit Committee discussed with the Fund's independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, (iii) the Audit Committee received the written disclosures and the letter from the Fund's independent registered public accounting firm required by Impendence Standards Board Standard No. 1 and has discussed with the Fund's independent registered public accounting firm the Fund's independent registered public accounting firm's independence and (iv) the Audit Committee recommended to the Board of Trustees of the Fund that the financial statements be included in the Fund's Annual Report for the past fiscal period.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee, composed of Messrs. Barnes, Kaplan, Karn, Nyberg, Roeder and Toupin, each of whom is an Independent Trustee.

As part of its duties, the Nominating and Governance Committee makes recommendations to the full Board with respect to candidates for the Board. The Nominating and Governance Committee will consider Trustee candidates recommended by Shareholders. In considering candidates submitted by Shareholders, the Nominating and Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. To have a candidate considered by the Nominating and Governance Committee, a Shareholder must submit the recommendation in writing and must include the information required by the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix A to the Fund's Nominating and Governance Committee Charter. The Shareholder recommendation must be sent to the Fund's Secretary, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

18

Executive Committee. Mr. Gallagher serves on the Fund's Executive Committee. The Executive Committee is authorized to act on behalf of and with the full authority of the Board of Trustees when necessary in the intervals between meetings of the Board of Trustees.

Board and Committee Meetings. During the Fund's fiscal year ended November 30, 2008, the Board held 6 meetings, the Fund's Audit Committee held 3 meetings, the Fund's Nominating and Governance Committee held 3 meetings and the Fund's Executive Committee held no meetings.

Remuneration of Trustees and Officers

The Fund pays an annual retainer and fee per meeting attended to each Trustee who is not affiliated with the Adviser, Sub-Adviser or their respective affiliates and pays an additional annual fee to the chairman of the Board of Trustees and of any committee of the Board of Trustees. The following table provides information regarding the compensation of the Trustees for the Fund's fiscal year ended November 30, 2008. The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.

Name(1)	Aggregate Estimated Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses(2)	Estimated Annual Benefits Upon Retirement(1)	Total Compensation from the Fund and Fund Complex(3) Paid to Trustee
Randall C. Barnes	$22,500	None	None	$264,750
Howard H. Kaplan	$22,500	None	None	$45,000
Robert B. Karn III	$24,250	None	None	$48,000
Ronald A. Nyberg	$24,250	None	None	$366,000
John M. Roeder	$22,500	None	None	$45,000
Ronald E. Toupin	$24,250	None	None	$299,000

(1)  Trustees not entitled to compensation are not included in the table.

(2)  The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.

(3)  As of the date of this SAI, the "Fund Complex" consists of 12 closed-end funds and 34 exchange-traded funds advised or serviced by the Adviser.

Share Ownership

As of December 31, 2008, the most recently completed calendar year prior to the date of this SAI, each Trustee beneficially owned equity securities of the Fund and all registered investment companies in the Fund Complex overseen by the trustee in the dollar range amounts specified below.

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Complex(1)
Independent Trustees:
Randall C. Barnes	Over $100,000	Over $100,000
Howard H. Kaplan	$1-$10,000	$1-$10,000
Robert B. Karn III	$10,001-$50,000	$10,001-$50,000
Ronald A. Nyberg	$1-$10,000	Over $100,000
John M. Roeder	$10,001-$50,000	$10,001-$50,000
Ronald E. Toupin	none	none
Interested Trustees:
Joseph E. Gallagher, Jr.	none	none

(1)  As of the date of this SAI, the "Fund Complex" consists of 12 closed-end funds and 34 exchange-traded funds advised or serviced by the Adviser.

Indemnification of Officers and Trustees; Limitations on Liability

The governing documents of the Fund provide that the Fund will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law.

19

However, nothing in the governing documents of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

Portfolio Management

James J. Cunnane Jr., Chief Investment Officer of the Sub-Adviser, and Quinn T. Kiley, Senior Vice President and Senior Portfolio Manager of the Sub-Adviser, serve as the portfolio managers for the Fund.

Other Accounts Managed By the Portfolio Manager. As of November 30, 2008, Mr. Cunnane managed two registered investment companies with $364 million in assets; zero other pooled investment vehicles; and 192 other accounts with a total of $254 million in assets, of which one "other account" with assets totaling $66 million had an advisory fee based on performance. As of November 30, 2008, Mr. Kiley managed two registered investment companies with $364 million in assets; zero other pooled investment vehicles; and 125 other accounts with a total of $153 million in assets, of which one "other account" with assets totaling $66 million had an advisory fee based on performance.

Potential Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Sub-Adviser seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio managers' focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Sub-Adviser and the Fund have adopted procedures for allocating portfolio transactions across multiple accounts. With respect to securities transactions for the funds, the Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other funds for which the Sub-Adviser acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

The Sub-Adviser and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Portfolio Manager Compensation. As of November 30, 2008, the portfolio managers' compensation consisted of the following elements:

•  Base Salary. The primary portfolio managers are paid a base salary which is set at a level determined to be appropriate based upon the portfolio managers' experience and responsibilities through the use of independent compensation surveys of the investment management industry.

•  Annual Bonus. The portfolio managers' annual bonus is determined by the CEO of Fiduciary pursuant to a specific company formula. It is not based on the performance of the registrant or other managed accounts. The monies paid are directly derived from a "pool" created from Fiduciary's earnings. The bonus is payable in a combination of cash and restricted Piper Jaffray Companies stock.

•  The portfolio managers also participate in benefit plans and programs generally available to all employees.

20

Securities Ownership of the Portfolio Manager. As of November 30, 2008 the dollar range of equity securities of the Fund beneficially owned by the portfolio manager is shown below:

James J. Cunnane, Jr.: $50,001-$100,000

Quinn T. Kiley: $10,001-$50,000

The Advisory Agreement

Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, Inc. ("Claymore Group"), acts as the Fund's investment adviser (the "Adviser"). The Adviser is a Delaware limited liability company with principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532. The Adviser is a registered investment adviser.

Claymore Group is an indirect subsidiary of Guggenheim Partners, LLC ("Guggenheim Partners"), a diversified financial services firm with more than 525 dedicated professionals. The firm provides capital markets services, portfolio and risk management expertise, wealth management, investment advisory and family office services. Clients are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions that have entrusted Guggenheim Partners with the supervision of more than $100 billion of assets. The firm provides clients service from a global network of offices throughout the Americas, Europe, and Asia.

In connection with the merger transaction between Guggenheim Partners and Claymore Group, the Fund entered into an interim advisory agreement between the Adviser and the Fund, which became effective upon the closing of the transaction on October 14, 2009 (the "Interim Advisory Agreement"). The Board of Trustees also approved the submission to shareholders of the Fund of a new advisory agreement between the Fund and the Adviser for their approval, which, if approved by shareholders, will be entered into by the Fund and the Adviser as of the date of such approval (the "New Advisory Agreement"). Pursuant to the Interim Advisory Agreement, the Adviser currently serves as investment adviser to the Fund on an interim basis, for a period of time not to exceed 150 days, while shareholder approval of the New Advisory Agreement is sought.

Under the terms of the Interim Advisory Agreement and the New Advisory Agreement, the Adviser oversees the administration of all aspects of the Fund's business and affairs and provides, or arranges for others to provide, at the Adviser's expense, certain enumerated services, including maintaining the Fund's books and records, preparing reports to the Fund's shareholders and supervising the calculation of the net asset value of its shares. All expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, will be an expense of the Fund unless the Adviser voluntarily assumes responsibility for such expense.

The Interim Advisory Agreement terminates upon the earlier of the 150 days following its date or the effectiveness of the New Advisory Agreement. The Interim Advisory Agreement terminates automatically upon its assignment and may be terminated without penalty (a) by the Adviser on 60 days' written notice to the Fund, or (b) by the Fund, at the direction of the Board of Trustees or a majority of the Fund's outstanding voting securities), on 10 days' written notice to the Adviser.

If approved, the New Advisory Agreement will have an initial term of one year and thereafter will remain in effect from year to year if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the New Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The New Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

The Interim Advisory Agreement and the New Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. The Fund

21

has agreed that the name "Claymore" is the Adviser's property and that in the event the Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including "Claymore."

Advisory Fees.

	Fiscal Year Ended November 30,
	2008	2007	2006
The Adviser received approximate advisory fees of	$5,179,724	$6,033,959	$5,215,003

The Sub-Advisory Agreement

Fiduciary Asset Management, LLC, a wholly-owned subsidiary of Piper Jaffray Companies, acts as the Fund's sub-adviser (the "Sub-Adviser"). The Sub-Adviser is a is a Missouri limited liability company with principal offices at 8235 Forsyth Blvd., St. Louis, Missouri 63105. The Sub-Adviser is a registered investment adviser.

In connection with the merger transaction between Guggenheim Partners and Claymore Group, the Fund entered into an interim sub-advisory agreement among the Adviser, the Sub-Adviser and the Fund which became effective upon the closing of the transaction on October 14, 2009 (the "Interim Sub-Advisory Agreement"). The Board of Trustees also approved the submission to shareholders of the Fund of a new sub-advisory agreement among the Adviser, the Sub-Adviser and the Fund for their approval, which, if approved by shareholders, will be entered into by such parties as of the date of such approval (the "New Sub-Advisory Agreement"). Pursuant to the Interim Sub-Advisory Agreement, the Sub-Adviser currently serves as investment sub-adviser to the Fund on an interim basis, for a period of time not to exceed 150 days, while shareholder approval of the New Sub-Advisory Agreement is sought.

Under the terms of the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Sub-Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund's Board of Trustees and the Adviser.

The Interim Sub-Advisory Agreement terminates upon the earlier of the 150 days following its date or the effectiveness of the New Sub-Advisory Agreement. The Interim Sub-Advisory Agreement terminates automatically upon its assignment and may be terminated without penalty (a) by the Sub-Adviser on 60 days' written notice to the Fund, or (b) by the Fund, at the direction of the Board of Trustees or a majority of the Fund's outstanding voting securities), on 10 days' written notice to the Sub-Adviser.

If approved, the New Sub-Advisory Agreement will have an initial term of one year and thereafter will remain in effect from year to year if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the New Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The New Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto, by the Fund's Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

The Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Sub-Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. The Fund has agreed that the name "Fiduciary" is the Sub-Adviser's property, and that in the event the Sub-Adviser ceases to act as sub-advisor to the Fund, the Fund will change its name to one not including "Fiduciary."

Sub-Advisory Fees.

	Fiscal Year Ended November 30,
	2008	2007	2006
The Sub-Adviser received approximate advisory fees of	$2,589,862	$3,016,980	$2,607,501

22

Other Agreements

Administration Agreement. Claymore Advisors, LLC serves as administrator to the Fund. Pursuant to an administration agreement, dated February 1, 2006 (the "Administration Agreement"), Claymore Advisors, LLC is responsible for: (1) coordinating with the custodian and transfer agent and monitoring the services they provide to the Fund, (2) coordinating with and monitoring any other third parties furnishing services to the Fund, (3) supervising the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law, (4) preparing or supervising the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law, (5) preparing and, after approval by the Fund, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law, (6) preparing and, after approval by the Fund, arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (7) reviewing and submitting to the officers of the Fund for their approval invoices or other requests for payment of the Fund's expenses and instructing the custodian to issue checks in payment thereof and (8) taking such other action with respect to the Fund as may be necessary in the opinion of the administrator to perform its duties under the administration agreement. Pursuant to the Administration Agreement, the Fund pays Claymore Advisors a fee, accrued daily and paid monthly, at the annualized rate of 0.0225%.

Prior to February 1, 2006, The Bank of New York served as administrator to the Fund. Pursuant to an administration agreement between the Fund and The Bank of New York, the Fund paid to The Bank of New York, as administrator, compensation as mutually agreed upon by the Fund and The Bank of New York, including the administrator's out-of-pocket expenses

Administration Fees.

	Fiscal Year Ended November 30,
	2008	2007	2006
Claymore Advisors, LLC received approximate administration fees of	$116,293	$130,509	$98,463
The Bank of New York received approximate administration fees of	$0	$0	$22,309

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Trustees of the Fund, the Sub-Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Sub-Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Sub-Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Sub-Adviser or its affiliates may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Sub-Adviser under the Sub-Advisory Agreement, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to Sub-Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Sub-Adviser in connection with the Fund. Conversely, such information provided to the Sub-Adviser and its affiliates by brokers and dealers through whom

23

other clients of the Sub-Adviser and its affiliates effect securities transactions may be useful to the Sub-Adviser in providing services to the Fund.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the Sub-Adviser and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Sub-Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

Commissions Paid. Unless otherwise disclosed below, the Fund paid no commissions to affiliated brokers during the last three fiscal years. The Fund paid the following commissions to brokers during the fiscal years shown:

Fiscal Year ended November 30,:	All Brokers	Affiliated Brokers
2008	$460,000	$0
2007	$68,000	$0
2006	$136,000	$0
Fiscal Year 2008 percentages:
Commissions with affiliate to total transactions		0%
Value of brokerage transactions with affliate to total transactions		0%

During the fiscal year ended November 30, 2008, the Fund paid $0 in brokerage commissions on transactions totaling $0 to brokers selected primarily on the basis of research services provided to the Adviser or the Sub-Adviser.

PORTFOLIO TURNOVER

Portfolio turnover rate is calculated by dividing the lesser of an investment company's annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and indirectly by its shareholders. A higher rate of portfolio turnover may also result in taxable gains being passed to shareholders sooner than would otherwise be the case. The Fund anticipates that its annual portfolio turnover rate will typically, under normal market conditions, be less than 30%.

NET ASSET VALUE

The following information supplements the discussion of the Fund's net asset value set forth in the Prospectus under the heading "Net Asset Value."

Deferred Tax Expense/Benefit

As a limited partner in the MLPs, the Fund includes its allocable share of the MLP's taxable income in computing its own taxable income. Deferred income taxes in the financial statements of the Fund reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis of the Fund's assets, (ii) the net tax effects of temporary differences between the carrying amounts of such assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the criterion established by the Statement of Financial Accounting Standards, Accounting for Income Taxes ("SFAS" No. 109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated

24

deferred tax asset or liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax asset or liability.

At November 30, 2008, the Fund had a net deferred tax asset of $23,596,330, and a net operating loss carryforward of $25,269,665. Realization of the deferred tax assets and net operating loss carryforwards are dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforwards. If not utilized, $14,935,679 and $10,333,986 of the net operating loss carryforward will expire in 2026 and 2027, respectively.

The Fund periodically reviews the recoverability of its deferred tax asset based on the weight of available evidence. The Fund's analysis of the need for a valuation allowance considers that it has incurred a cumulative loss over the three year period ended November 30, 2008. Substantially all of the Fund's net pre-tax losses related to unrealized depreciation of investments occurred during the fiscal fourth quarter of 2008 as a result of the unprecedented decline in the overall financial, commodity and MLP markets.

When assessing the recoverability of its deferred tax asset, significant weight was given to the Fund's forecast of future taxable income, which is based principally on the expected continuation of MLP cash distributions at or near current levels. Consideration was also given to the effects of potential additional future realized and unrealized losses on investments and the period over which these deferred tax assets can be realized, as the expiration dates for the federal tax loss carryforwards range from eighteen to nineteen years. Recovery of the deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. Based on the Fund's assessment, it has determined that it is more likely than not that the net deferred tax asset will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Fund's net deferred tax asset from a federal income tax perspective but a valuation allowance of $652,188 was recorded for state income tax purposes as it is unlikely that the Fund will be able to use net operating losses sourced to states (other than Illinois). The Fund will continue to assess the need for a valuation allowance in the future. The Fund will review its financial forecasts in relation to actual results and expected trends on an ongoing basis. Unexpected significant decreases in MLP cash distributions or significant further declines in the fair value of its portfolio of investments may change the Fund's assessment regarding the recoverability of its deferred tax asset and would likely result in a valuation allowance. If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on the Fund's net asset value and results of operations in the period it is recorded.

TAXATION

This section and the discussion in the Prospectus (see "U.S. Federal Income Tax Considerations") provide a summary of the material U.S. federal income tax considerations generally applicable to U.S. Shareholders (as defined in the Prospectus) that acquire Common Shares pursuant to this offering and that hold such Common Shares as capital assets (generally, for investment). The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the "IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors (for example, non-U.S. investors), some of which may be subject to special tax rules. No ruling has been or will be sought from the IRS regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of acquiring, holding and disposing of Common Shares, as well as the effects of state, local and non-U.S. tax laws.

The Fund

The Fund is treated as a regular corporation, or "C" corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). In addition, as a regular corporation, the Fund is

25

subject to state income taxation by reason of its investments in equity securities of MLPs. The Fund may be subject to a 20% alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund's regular income tax liability. The extent to which the Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the Fund's cash available to make distributions on the Common Shares. The Fund does not expect that it will be eligible to elect to be treated as a regulated investment company because the Fund intends to invest more than 25% of its assets in the equity securities of MLPs.

Certain Fund Investments

MLP Equity Securities. MLPs are similar to corporations in many respects, but differ in others, especially in the way they are treated for U.S. federal income tax purposes. A corporation is required to pay U.S. federal income tax on its income, and, to the extent the corporation distributes its income to its shareholders in the form of dividends from earnings and profits, its shareholders are required pay U.S. federal income tax on such dividends. For this reason, it is said that corporate income is taxed at two levels. Unlike a corporation, an MLP is treated for U.S. federal income tax purposes as a partnership, which means no U.S. federal income tax is paid at the partnership entity level. A partnership's net income and net gains are considered earned by all of its partners and are generally allocated among all the partners in proportion to their interests in the partnership. Each partner pays tax on its share of the partnership's net income and net gains. All the other items (such as losses, deductions and expenses) that go into determining taxable income and tax owed are passed through to the partners as well. Partnership income is thus said to be taxed only at one level—at the partner level.

The Code generally requires all publicly-traded partnerships to be treated as corporations for U.S. federal income tax purposes. If, however, a publicly-traded partnership satisfies certain requirements, the publicly-traded partnership will be treated as partnership for U.S. federal income tax purposes. Such publicly-traded partnerships are referred to herein as MLPs. Under these requirements, an MLP is required to receive 90 percent of its income from qualifying sources, such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizers, timber or industrial source carbon dioxide. Many MLPs today are in energy, timber or real estate related (including mortgage securities) businesses.

Although distributions from MLPs resemble corporate dividends, they are treated differently for U.S. federal income tax purposes. A distribution from an MLP is treated as a tax-free return of capital to the extent of the investor's basis in its MLP interest and as capital gain to the extent the distribution exceeds the investor's basis (see description below as to how an MLP investor's basis is calculated) in the MLP.

To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund's allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Based upon a review of the historic results of the type of MLPs in which the Fund has invested and in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders.

The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund's adjusted tax basis in such equity security. Any such gain will be subject to U.S. federal income tax at the regular graduated corporate rates (currently at a maximum rate of 35%), regardless of how long the Fund has held such equity security. The amount realized by the Fund generally will be the amount paid by the

26

purchaser of the equity security plus the Fund's allocable share, if any, of the MLP's debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The Fund's tax basis in its equity securities in an MLP is generally equal to the amount the Fund paid for the equity securities, (x) increased by the Fund's allocable share of the MLP's net taxable income and certain MLP debt, if any, and (y) decreased by the Fund's allocable share of the MLP's net losses and any distributions received by the Fund from the MLP. Although any distribution by an MLP to the Fund in excess of the Fund's allocable share of such MLP's net taxable income may create a temporary economic benefit to the Fund, such distribution will increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund.

The Fund's allocable share of certain percentage depletion deductions and intangible drilling costs of the MLP's in which the Fund invests may be treated as items of tax preference for purposes of calculating the Fund's alternative minimum taxable income. Such items will increase the Fund's alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

Other Investments. The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital or short-term versus long-term), accelerate recognition of income to the Fund and defer Fund losses. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving the corresponding amount cash.

If the Fund invests in debt obligations having original issue discount, the Fund may recognize taxable income from such investments in excess of any cash received therefrom.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Foreign taxes paid by the Fund will reduce the return from the Fund's investments. Shareholders will not be entitled to claim credits or deductions on their own tax returns for foreign taxes paid by the Fund.

U.S. Shareholders

Distributions. Distributions by the Fund of cash or property in respect of the Common Shares will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund's current or accumulated earnings and profits (as determined under U.S. federal income tax principles) and will be includible in gross income by a U.S. Shareholder upon receipt. Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction. Dividends paid by the Fund to certain non-corporate U.S. Shareholders (including individuals), with respect to taxable years beginning on or before December 31, 2010, are eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals (currently at a maximum tax rate of 15%), provided that U.S. Shareholder receiving the dividend satisfies applicable holding period and other requirements. Thereafter, dividends paid by the Fund to certain non-corporate U.S. shareholders (including individuals) will be fully taxable at ordinary income rates unless further congressional action is taken.

If the amount of a Fund distribution exceeds the Fund's current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the U.S. Shareholder's tax basis in the Common Shares, and thereafter as capital gain. Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable Common Shares for more than one year.

27

U.S. Shareholders that participate in the Fund's Plan will be treated for U.S. federal income tax purposes as having (i) received a distribution equal to the reinvested amount and (ii) reinvested such amount in Common Shares.

Sales of Common Shares. Upon the sale, exchange or other taxable disposition of Common Shares, a U.S. Shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange or other taxable disposition and the U.S. Shareholder's adjusted tax basis in the Common Shares. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Shareholder has held the Common Shares for more than one year at the time of disposition. Long-term capital gains of certain non-corporate U.S. Shareholders (including individuals) are currently subject to U.S. federal income taxation at a maximum rate of 15% (scheduled to increase to 20% for taxable years beginning after December 31, 2010). The deductibility of capital losses is subject to limitations under the Code.

A U.S. Shareholder's adjusted tax basis in its Common Shares may be less than the price paid for the Common Shares as a result of distributions by the Fund in excess of the Fund's earnings and profits (i.e., returns of capital).

UBTI. Under current law, the Fund serves to "block" unrelated business taxable income ("UBTI") from being realized by its tax-exempt U.S. Shareholders. Notwithstanding the foregoing, a tax-exempt U.S. Shareholder could realize UBTI by virtue of its investment in the Fund if the Common Shares constitute debt-financed property in the hands of the tax-exempt U.S. Shareholder within the meaning of section 514(b) of the Code.

Information Reporting and Backup Withholding Requirements. In general, distributions on the Common Shares, and payments of the proceeds from a sale, exchange or other disposition of the Common Shares paid to a U.S. Shareholder are subject to information reporting and may be subject to backup withholding (currently at a maximum rate of 28%) unless the U.S. Shareholder (i) is a corporation or other exempt recipient or (ii) provides an accurate taxpayer identification number and certifies that it is not subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from a payment to a U.S. Shareholder will be refunded or credited against the U.S. Shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Each shareholders will receive, if appropriate, various written notices after the close of the Fund's taxable year describing the amount and the U.S. federal income tax status of distributions that were paid (or that are treated as having been paid) by the Fund to the shareholder, and the amount of any U.S. federal taxes withheld, during the preceding taxable year.

GENERAL INFORMATION

Book-Entry-Only Issuance

The Depository Trust Company ("DTC") will act as securities depository for the Common Shares offered pursuant to the prospectus. The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities that its participants deposit with DTC. DTC also facilitates the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing

28

corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC's records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants' records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to the Prospectus; DTC's records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Payments on the securities will be made to DTC. DTC's practice is to credit direct participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of dividends to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

Counsel and Independent Registered Public Accounting Firm

Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois, is special counsel to the Fund in connection with the issuance of the Common Shares.

Ernst & Young LLP serves as the independent registered public accounting firm of the Fund and will annually render an opinion on the financial statements of the Fund.

Proxy Voting Policy and Procedures and Proxy Voting Record

The Fund has delegated the voting of proxies relating to its portfolio securities to the Sub-Adviser. The Sub-Adviser's Proxy Voting Policy is included as Appendix B to this Statement of Additional Information. Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling (800) 851-0264. The information is also available on the SEC's web site at www.sec.gov.

29

Codes of Ethics

The Fund, the Adviser, Claymore Securities, Inc. and the Sub-Adviser each have adopted a code of ethics. The respective codes of ethics set forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Adviser, Claymore Securities, Inc., the Sub-Adviser and their affiliates, as applicable. The codes of ethics of the Fund, the Adviser, Claymore Securities, Inc. and the Sub-Adviser are on file with the Securities and Exchange Commission and can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 942-8090. The codes of ethics are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov, and copies of the codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

FINANCIAL STATEMENTS AND REPORT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund's (i) audited financial statements appearing in the Fund's annual report to shareholders for the period ended November 30, 2008, including accompanying notes thereto and the report of Ernst & Young LLP thereon, and (ii) unaudited financial statements appearing in the Fund's semi-annual report to shareholders for the period ended May 31, 2009, including accompanying notes thereto, are incorporated by reference in this Statement of Additional Information. Shareholder reports are available upon request and without charge by calling (888) 991-0091 or by writing the Fund at 2455 Corporate West Drive, Lisle, Illinois 60532.

30

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Standard & Poor's

A brief description of the applicable Standard & Poor's rating symbols and their meanings (as published by Standard & Poor's) follows:

Issue Credit Ratings Definitions

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•  Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•  Nature of and provisions of the obligation;

•  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA  An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A  An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

  Obligations rated 'BB', 'B', 'CC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC  An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C  A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

D  An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR  This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1  A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2  A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3  A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B  A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1  A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2  A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3  A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C  A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D  A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings

Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

Moody's Investors Service Inc.

A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Long-Term Obligation Ratings

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody's Long-Term Rating Definitions:

Aaa  Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa  Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A  Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa  Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba  Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B  Obligations rated B are considered speculative and are subject to high credit risk.

Caa  Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca  Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. C Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Medium-Term Note Ratings

Moody's assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

•  Notes containing features that link interest or principal to the credit performance of any third party or parties

•  Notes allowing for negative coupons, or negative principal

•  Notes containing any provision that could obligate the investor to make any additional payments

•  Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR symbol.

Short-Term Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1  Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2  Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3  Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP  Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

APPENDIX B

FIDUCIARY ASSET MANAGEMENT, LLC
PROXY VOTING POLICY

A.  Statement of Policy

1.  It is the policy of Fiduciary Asset Management, LLC ("FAMCO") to vote all proxies over which it has voting authority in the best interest of FAMCO's clients.

B.  Definitions

2.  By "best interest of FAMCO's clients," FAMCO means clients' best economic interest over the long term — that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

3.  By "material conflict of interest," FAMCO means circumstances when FAMCO itself knowingly does business with a particular proxy issuer or closely affiliated entity, and may appear to have a significant conflict of interest between its own interests and the interests of clients in how proxies of that issuer are voted.

C.  FAMCO Invests With Managements That Seek Shareholders' Best Interests

4.  Under its investment philosophy, FAMCO generally invests client funds in a company only if FAMCO believes that the company's management seeks to serve shareholders' best interests. Because FAMCO has confidence in the managements of the companies in which it invests, it believes that management decisions and recommendations on issues such as proxy voting generally are likely to be in shareholders' best interests.

5.  FAMCO may periodically reassess its view of company managements. If FAMCO concludes that a company's management no longer serves shareholders' best interests, FAMCO generally sells its clients' shares of the company. FAMCO believes that clients do not usually benefit from holding shares of a poorly managed company or engaging in proxy contests with management. There are times when FAMCO believes management's position on a particular proxy issue is not in the best interests of our clients but it does not warrant a sale of the client's shares. In these circumstances, FAMCO will vote contrary to management's recommendations.

D.  FAMCO's Proxy Voting Procedures

6.  When companies in which FAMCO has invested client funds issue proxies, FAMCO routinely votes the proxies as recommended by management, because it believes that recommendations by these companies' managements generally are in shareholders' best interests, and therefore in the best economic interest of FAMCO's clients.

7.  If FAMCO has decided to sell the shares of a company, whether because of concerns about the company's management or for other reasons, FAMCO generally abstains from voting proxies issued by the company after FAMCO has made the decision to sell. FAMCO generally will not notify clients when this type of routine abstention occurs.

8.  FAMCO also may abstain from voting proxies in other circumstances. FAMCO may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of clients, such as when foreign proxy issuers impose unreasonable voting or holding requirements. FAMCO generally will not notify clients when this type of routine abstention occurs.

9.  The procedures in this policy apply to all proxy voting matters over which FAMCO has voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans (including stock options), and matters involving social issues or corporate responsibility.

E.  Alternative Procedures for Potential Material Conflicts of Interest

10.  In certain circumstances, such as when the proponent of a proxy proposal is also a client of FAMCO, an appearance might arise of a potential conflict between FAMCO's interests and the interests of affected clients in how the proxies of that issuer are voted.

11.a.  When FAMCO itself knowingly does business with a particular proxy issuer and a material conflict of interest between FAMCO's interests and clients' interests may appear to exist, FAMCO generally would, to avoid any appearance concerns, follow an alternative procedure rather than vote proxies as recommended by management. Such an alternative procedure generally would involve causing the proxies to be voted in accordance with the recommendations of an independent service provider that FAMCO may use to assist in voting proxies. FAMCO generally will not notify clients if it uses this procedure to resolve an apparent material conflict of interest. FAMCO will document the identification of any material conflict of interest and its procedure for resolving the particular conflict.

11.b.  In unusual cases, FAMCO may use other alternative procedures to address circumstances when a material conflict of interest may appear to exist, such as, without limitation:

  (i)  Notifying affected clients of the conflict of interest (if practical), and seeking a waiver of the conflict to permit FAMCO to vote the proxies under its usual policy;

  (ii)  Abstaining from voting the proxies; or

  (iii)  Forwarding the proxies to clients so that clients may vote the proxies themselves.

FAMCO generally will notify affected clients if it uses one of these alternative procedures to resolve a material conflict of interest.

F.  Other Exceptions

12.  On an exceptions basis, FAMCO may for other reasons choose to depart from its usual procedure of routinely voting proxies as recommended by management.

G.  Voting by Client Instead of FAMCO

13.  A FAMCO client may vote its own proxies instead of directing FAMCO to do so. FAMCO recommends this approach if a client believes that proxies should be voted based on political or social interests.

14.  FAMCO generally will not accept proxy voting authority from a client (and will encourage the client to vote its own proxies) if the client seeks to impose client-specific voting guidelines that may be inconsistent with FAMCO's guidelines or with the client's best economic interest in FAMCO's view.

15.  FAMCO generally will abstain from voting on (or otherwise participating in) the commencement of legal proceedings such as shareholder class actions or bankruptcy proceedings.

H.  Persons Responsible for Implementing FAMCO's Policy

16.  FAMCO's client services staff has primary responsibility for implementing FAMCO's proxy voting procedures, including ensuring that proxies are timely submitted. FAMCO also may use a service provider to assist in voting proxies, recordkeeping, and other matters.

17.  FAMCO's Compliance Manager will routinely confer with FAMCO's Chief Investment Officer if there is a proxy proposal which would result in a vote against management.

I.  Recordkeeping

18.  FAMCO or a service provider maintains, in accordance with Rule 204-2 of the Investment Advisers Act:

  (i)  Copies of all proxy voting policies and procedures;

  (ii)  Copies of proxy statements received (unless maintained elsewhere as described below);

  (iii)  Records of proxy votes cast on behalf of clients;

  (iv)  Documents prepared by FAMCO that are material to a decision on how to vote or memorializing the basis for a decision;

  (v)  Written client requests for proxy voting information, and (vi) written responses by FAMCO to written or oral client requests.

20.  FAMCO will obtain an undertaking from any service provider that the service provider will provide copies of proxy voting records and other documents promptly upon request if FAMCO relies on the service provider to maintain related records.

21.  FAMCO or its service provider may rely on the SEC's EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (as is generally true in the case of larger U.S.-based issuers).

22.  All proxy related records will be maintained in an easily accessible place for five years (and an appropriate office of FAMCO or a service provider for the first two years).

J.  Availability of Policy and Proxy Voting Records to Clients

23.  FAMCO will initially inform clients of this policy and how a client may learn of FAMCO's voting record for the client's securities through summary disclosure in Part II of FAMCO's Form ADV. Upon receipt of a client's request for more information, FAMCO will provide to the client a copy of this proxy voting policy and/or how FAMCO voted proxies for the client during the period since this policy was adopted.

Adopted effective August 1, 2003 and as amended January 29, 2009.